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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08413

Evergreen Equity Trust

_____________________________________________________________

(Exact name of registrant as specified in charter)

200 Berkeley Street

Boston, Massachusetts 02116

_____________________________________________________________

(Address of principal executive offices) (Zip code)

Michael H. Koonce, Esq.

200 Berkeley Street

Boston, Massachusetts 02116

____________________________________________________________

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 210-3200

Date of fiscal year end:

Registrant is making an annual filing for five of its series, Evergreen Growth Fund, Evergreen Large Company Growth Fund, Evergreen Mid Cap Growth Fund, Evergreen Omega Fund and Evergreen Small-Mid Growth Fund, for the year ended September 30, 2008. These series have a September 30, fiscal year end.

Date of reporting period: September 30, 2008

Item 1 - Reports to Stockholders.

Evergreen Growth Fund

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER COMMENTARY
11	ABOUT YOUR FUND’S EXPENSES
12	FINANCIAL HIGHLIGHTS
16	SCHEDULE OF INVESTMENTS
22	STATEMENT OF ASSETS AND LIABILITIES
23	STATEMENT OF OPERATIONS
24	STATEMENTS OF CHANGES IN NET ASSETS
25	NOTES TO FINANCIAL STATEMENTS
33	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
34	ADDITIONAL INFORMATION
44	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2008, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wachovia Corporation and is an affiliate of Wachovia Corporation’s other Broker Dealer subsidiaries.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc. 200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

November 2008

Dennis H. Ferro

President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the Annual Report for Evergreen Growth Fund for the twelve-month period ended September 30, 2008 (the “period”).

Investors encountered an extraordinary environment as the fiscal year came to a close. Market volatility intensified substantially in the final quarter of the period, particularly in September 2008, as spreading problems in the credit markets threatened to drag the global economy into a recession. Slowing economic activity and widening restrictions on credit availability undermined confidence in the leading financial institutions, both at home and abroad. Investors fled to the highest-quality securities available. U.S. Treasury securities proved to be the most noticeable beneficiary of the flight to quality. In contrast, the values of most stocks and corporate bonds dropped. Moreover, this turmoil in the capital markets only worsened in the first few weeks immediately after fiscal year end. Elsewhere, foreign equity markets also slumped as fears spread that economic weakening in the United States would prove contagious. In world bond markets, sovereign government securities in industrialized nations performed relatively well, but the values of emerging market debt and foreign high yield corporate bonds were pulled down as evidence mounted of a deceleration in global growth trends. Even the prices of oil and natural gas began to retreat on world markets after climbing to unprecedented heights in the summer of 2008.

After months of deterioration, the U.S. economy contracted in the third quarter of 2008. The U.S. Commerce Department reported in October 2008 that the nation’s real Gross Domestic Product fell by 0.3% from July 2008 through September 2008, with consumer spending recording its greatest drop in three decades. The report validated expectations that the economy had entered into a recession. Fears rose that the slowdown could persist at least through the first quarter of 2009. The news was hardly unexpected, as it followed the steady accumulation of reports documenting declining housing values, falling manufacturing activity, slowing consumer spending and rising unemployment levels. Perhaps the most dramatic news was the collapse or near-collapse of several venerable financial institutions both in the U.S. and in Europe. In response, the Federal Reserve Board (the “Fed”), the U.S. Treasury, the Federal Deposit Insurance Corporation and the Securities and Exchange Commission took a series of dramatic and innovative steps to help the economy and the financial markets emerge from this crisis. In October 2008, Congress rushed through a $700 billion rescue plan designed to address the capital inadequacy of banks. Meanwhile, in a further effort to re-stimulate lending activity, the Fed twice slashed the key fed funds rate in October 2008. The

LETTER TO SHAREHOLDERS continued

reductions brought the influential overnight lending rate to just 1.00%. It had been as high as 5.25% as recently as August 2007. Overseas, other major central banks also cut short-term rates to inject liquidity into the financial markets. At the same time, foreign governments took other measures to buttress financial institutions and forestall the possibility of a global recession.

During a volatile and challenging period in the capital markets, the investment managers of Evergreen’s growth-oriented equity funds focused on controlling risk and finding potential opportunities while maintaining the goal of seeking long-term capital appreciation. Managers of Evergreen Large Company Growth Fund and Evergreen Omega Fund focused on bottom-up, fundamental analysis in making individual stock selections. The management teams supervising Evergreen Mid Cap Growth Fund and Evergreen Small-Mid Growth Fund, meanwhile, sought out growing companies with strong fundamentals and reasonable valuations. At the same time, managers of Evergreen Growth Fund concentrated on opportunities among small cap growth companies with above-average earnings prospects and reasonable stock prices. The team supervising Evergreen Strategic Growth Fund, meanwhile, focused on large cap companies offering superior long-term growth potential.

As we look back over the extraordinary series of events during the period, we believe it is vitally important for all investors to keep perspective and remain focused on their long-term strategies. Most importantly, we continue to urge investors to pursue fully diversified strategies to participate in future market gains and limit the risks of potential losses. If they haven’t already done so, we encourage individual investors to work with their financial advisors to develop a diversified, long-term strategy and, most importantly, to adhere to it. Investors should keep in mind that the economy and the financial markets have had long and successful histories of adaptability, recovery, innovation and growth. Proper asset allocation decisions can have significant impacts on the returns of long-term portfolios.

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

Dennis H. Ferro

President and Chief Executive Officer

Evergreen Investment Company, Inc.

LETTER TO SHAREHOLDERS continued

Special Notices to Shareholders:

•

Dennis Ferro, President and Chief Executive Officer (CEO) of Evergreen Investments, will retire at the end of 2008 and Peter Cieszko, current President of Global Distribution, will succeed Mr. Ferro as President and CEO at that time. Additionally, David Germany has been named the new Chief Investment Officer (CIO). Please visit our Web site at EvergreenInvestments.com for additional information regarding these announcements.

•

On October 3, 2008, Wachovia Corporation, parent company of Evergreen Investments, and Wells Fargo & Company announced a definitive agreement whereby Wells Fargo will acquire Wachovia in a stock-for-stock transaction. Please visit Wachovia.com for additional information regarding this announcement.

FUND AT A GLANCE

as of September 30, 2008

MANAGEMENT TEAM

Investment Advisor:

Evergreen Investment Management Company, LLC

Portfolio Managers:

Jeffrey S. Drummond, CFA; Linda Z. Freeman, CFA; Paul Carder, CFA; Jeffrey Harrison, CFA; Edward Rick, CFA

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar’s style box is based on a portfolio date as of 9/30/2008.

The Equity style box placement is based on 10 growth and valuation measures for each fund holding and the median size of the companies in which the fund invests.

PERFORMANCE AND RETURNS

Portfolio inception date: 4/15/1985

Class inception date	Class A 6/5/1995	Class B 10/18/1999	Class C† 4/15/1985	Class I 11/19/1997

Nasdaq symbol	EGWAX	EGRBX	EGRTX	EGRYX

Average annual return*

1-year with sales charge	-27.19%	-26.52%	-23.66%	N/A

1-year w/o sales charge	-22.75%	-23.37%	-23.03%	-22.56%

5-year	4.25%	4.47%	4.82%	5.79%

10-year	5.75%	5.61%	5.65%	6.66%

Maximum sales charge	5.75%	5.00%	1.00%	N/A
	Front-end	CDSC	CDSC

*	Adjusted for maximum applicable sales charge, unless noted.
†	As of 1/31/2008, Class C is closed to new investors.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C or I, please go to EvergreenInvestments.com/fundperformance. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Class B prior to its inception is based on the performance of Class C, the original class offered. The fund incurs a 12b-1 fee of 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee.

Returns reflect expense limits previously in effect for Class A, without which returns for Class A would have been lower.

Class I shares are only offered, subject to the minimum initial purchase requirements, in the following manner: (1) to investment advisory clients of EIMC (or its advisory affiliates), (2) to employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans, (3) to fee-based mutual fund wrap accounts, (4) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (5) to certain institutional investors, and (6) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or who owned shares of Vestaur Securities Fund as of May 20, 2005.

Class I shares are only available to institutional shareholders with a minimum of $1 million investment, which may be waived in certain situations.

FUND AT A GLANCE continued

Comparison of a $10,000 investment in the Evergreen Growth Fund Class A shares versus a similar investment in the Russell 2000 Growth Index (Russell 2000 Growth) and the Consumer Price Index (CPI).

The Russell 2000 Growth is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Small and mid cap securities may be subject to special risks associated with narrower product lines and limited financial resources compared to their large cap counterparts, and, as a result, small and mid cap securities may decline significantly in market downturns and may be more volatile than those of larger companies due to the higher risk of failure.

PORTFOLIO MANAGER COMMENTARY

The fund’s Class A shares returned -22.75% for the twelve-month period ended September 30, 2008, excluding any applicable sales charges. During the same period, the Russell 2000 Growth returned -17.07%.

The fund’s objective is to seek long-term capital growth.

Investment process

The twelve months ended September 30, 2008, comprised a challenging period for the fund, as credit market turmoil and fears of recession combined to batter stock investments. While periods such as this are never pleasant, we believe they do provide great opportunity for long-term investors to accumulate high-quality companies at exceptional prices. In managing the fund in this volatile environment, we maintained focus on our discipline of investing in companies with superior growth prospects at reasonable prices.

Contributors to performance

For the fiscal year, we had strong performance in Financials, an area where the winners and losers were clearly delineated as the credit crisis played out. We tried to emphasize well capitalized companies, focusing on those corporations having little to no exposure to the industry’s problem areas. We invested in companies we believed had the opportunity to gain significant market share from struggling competitors. Standout performers included Keefe, Bruyette & Woods; Stifel Financial Corp.; Greenhill & Co.; and PrivateBancorp, Inc. Keefe Bruyette & Woods is a specialty investment bank focused exclusively on financial services companies. The stock participated in the summer rally along with many other small cap financial companies in the expectation that the proposed rescue plan would loosen credit markets allowing the company to grow its business. Stifel, a full-service brokerage and investment banking firm with offices in 34 states, successfully raised capital in order to grow its business and capitalize on the industry upheaval. The company was able to add retail brokers, investment banking teams, sales and trading professionals and research analysts. Greenhill, a merger & acquisition advisory firm, took advantage of industry problems to hire key senior advisors from larger investment banks. Private Bancorp, meanwhile, succeeded in raising new capital to support significant loan growth. It was able to position itself as a major factor in the Chicago market by hiring away a significant number of commercial bankers from LaSalle after that bank’s acquisition by Bank of America Corp.

We also outperformed in Health Care where genetic analysis provider SEQUENOM, Inc. soared as the company announced encouraging data for its non-invasive prenatal test for Down’s Syndrome. We believe the company has a huge opportunity to take market share from the current screening tests, which are more invasive in nature. Illumina, a leading genetic analysis player, was another strong contributor. In addition, our investments in contract research companies such as PAREXEL International Corp. and Icon plc continued to benefit from greater outsourcing of clinical research. Also in Health Care, our positions in several equipment and supplies companies added value. Strong

PORTFOLIO MANAGER COMMENTARY continued

performers in that group included Zoll Medical and NuVasive. Another Health Care investment that supported performance was Psychiatric Solutions, a provider of inpatient behavioral health services, as it benefited from positive earnings growth and solid fundamentals.

In Consumer Staples, the standout performer was Longs Drug Stores Corp., which received a buyout offer from CVS Caremark at a greater than 30% premium to its stock valuation. We sold the stock on the announcement, given the substantial premium offered. Also in the Consumer Staples sector, Chattem, Inc., a manufacturer and seller of health and beauty products, was able to grow its business in an otherwise weak area. In Information Technology, we had contributions from our positions in subscription software firms Concur Technologies, Inc., Blackboard and Vocus, Inc., as well as from Bankrate, Inc., the premier internet site for financial information. Despite an overall negative contribution from Industrials, several individual stocks were positive contributors to the fund. These included: aerospace firm ARGON ST; electric power distribution manufacturer Quanta Services; and electrical equipment company Polypore International. Materials was quite a volatile area during the year as commodity prices soared during the first half and then nosedived in late spring. Individual stocks generally mirrored underlying commodities. Mining company Compass Minerals, a leading producer of highway de-icing salt and specialty fertilizers, provided strong upside to the fund.

Detractors from performance

Relative to the results of the Russell 2000 Growth, the fund’s positioning in Energy proved to be the most significant factor detracting from performance during the fiscal year. Our underweight penalized performance as the group soared during the first nine months of the year. At the same time, our low exposure to commodity-related energy exploration companies detracted from results. This was compounded by the effects that runaway energy prices had on our holdings in other areas. Our performance in Energy did improve during the last months of the year, however, as the group pulled back dramatically with the decline in oil and gas prices. During those final months, our focus on services companies with more stable business models was rewarded. Among our Energy investments, the worst performers included: Petrohawk Energy, an exploration and production firm; Oceaneering International, an oil field services company specializing in deep-sea drilling operations; and World Fuel Services, which provides fueling and logistics support to the aviation and marine markets.

On an absolute total return basis, Telecommunication Services was the worst-performing area for both the fund and the benchmark. PAETEC Holding, a telecom service provider for business customers, reported a disappointing third quarter as the slowing economy had a much more significant impact on company results than originally expected. This was due to PAETEC’s relatively high exposure to usage revenues. We sold the stock as we believed results might continue to be pressured through the remainder of 2008. Another

PORTFOLIO MANAGER COMMENTARY continued

detractor from performance was TW Telecom, Inc., which provides networking telecom services to corporate clients. It experienced weaker revenue growth because of the slowing economy during the latter part of the year. While the demand for its data services remained strong, the small non-core business segment was particularly weak. We continued to hold the stock because it has low usage exposure, but we will be vigilant for any additional deterioration in the business. The fund underperformed in the Consumer Discretionary sector despite our significant underweight position. We de-emphasized the group generally because we recognized the difficult macroeconomic environment for consumer-related companies. Results were held back, however, by the fund’s exposure to Gaylord Entertainment, Great Wolf Resorts and Pinnacle Entertainment. All three hospitality industry companies were pressured by a combination of fears related to a weakening consumer outlook. Gaylord and Pinnacle were sold, and the Great Wolf position was substantially reduced. Another detractor was National Cinemedia, a company that displays paid advertisements in advance of feature length movie showings in theaters. The company pre-announced weak second quarter results, despite movie attendance that was in-line with our expectations. The weakness resulted from slowing advertising demand and a tough pricing environment, as the company lost market share against a small competitor. We maintained our position in the stock, given our belief that results will improve for the balance of this year because of an improving competitive environment and the secular trend of growth in cinema advertising.

Several fund holdings in the Industrials sector were also hard hit. Shares of BE Aerospace, Inc. and AAR Corp., two aerospace-related companies, fell sharply on fears that continued high oil prices would adversely affect longer-term growth prospects in the aerospace supply chain. We sold both stocks. General Cable Corp. traded off on concerns of a worldwide economic slowdown. Within Information Technology, underperformers included SAVVIS, Inc., a victim of the slowing economy as its managed services business disappointed. We sold the stock. Tessera Technologies, Inc., which produces miniaturized packaging products for semiconductors, had a setback in a patent infringement suit where it was the plaintiff. While we trimmed the position, we continue to maintain exposure here because we expect the company to prevail. Finally, ATMI, Inc., a company that sells its technology products to semiconductor manufacturers worldwide, missed earnings because of weakness in the semiconductor supply chain. We reduced the position size, but continue to hold the stock given our enthusiasm for the prospects of several new products coming in 2009.

Portfolio management outlook

As we enter the final calendar quarter of 2008, the fund is overweight in Information Technology and Telecommunication Services, two areas where we are finding strong companies with what we believe are excellent growth prospects and reasonable valuations. Our weightings in Health Care, Consumer Staples, Financials and Energy are essentially in line with the Russell 2000 Growth. We are underweight Industrials and Materials,

PORTFOLIO MANAGER COMMENTARY continued

given our concerns about the economy. We also have retained our underweight in Consumer Discretionary, for now, given concerns about the many headwinds the consumer currently faces and our skepticism about earnings expectations for many companies.

In Information Technology, we reduced our weighting in semiconductors and semiconductor equipment companies and expect there may be several difficult quarters ahead for the industry. We note that many stocks are currently trading at multiples of cash, but we only feel confident about those that have the strongest product cycles right now. We currently maintain a large overweight in subscription software names where we expect the companies may weather the current economic storm by selling customers productivity enhancements with very high returns on dollars spent. An example is Concur Technologies, Inc., where we see much lower risk of earnings dislocations and note the company is aggressively buying back stock. Our largest position is Blackboard, Inc., a vendor of learning management software to colleges and, increasingly, K-12 systems. We view this company as more insulated from the economic weakness. In all, we think strong product cycles may save the day over a much weaker economy. We also believe technology companies are overcapitalized at present and therefore are less exposed to tighter credit markets.

In Health Care, we have a large underweight in biotechnology names, but strong exposure to gene testing and analysis companies that are on the forefront of many significant new applications. We also see strong momentum from contract research organizations that may benefit from a difficult approval environment at the Food and Drug Administration. In medical devices, we currently are focusing on companies that sell lower-cost items such as diagnostic kits or small ticket items that have recurring revenue streams. We are avoiding high cost capital equipment companies as hospital budgets may be squeezed by the credit crunch.

We also are underweighting Industrials and Materials. With tightening credit and slowing economic growth in the United States that has led to deceleration worldwide, we think these areas may underperform near term. Within Industrials and Materials, we remain focused on companies that have specific catalysts or defensive business models.

We believe Financials may be in a bottoming process that began to emerge in the third quarter of 2008 as some stock prices recovered. Troubled companies are being acquired by stronger companies or placed into government receivership, forcing the industry to rationalize excess capacity. This process began over a year ago. While the headlines are disturbing, we are beginning to see investment opportunities emerge. We think strong companies like Stifel Financial Corp., Greenhill & Co., HCC Insurance Holdings, Inc. and PrivateBancorp, Inc. may have opportunities to gain market share from weak competitors and use their strong balance sheets for strategic acquisitions. Additionally, the steep yield curve, aggressive monetary and fiscal policies and industry consolidation

PORTFOLIO MANAGER COMMENTARY continued

are creating additional opportunities for companies to emerge from the current financial upheaval.

The Consumer Discretionary area remains very challenging. The sector is vulnerable to many factors pressuring consumer spending, including declines in housing values, the diminished availability of credit, high energy prices and the specter of rising food and services inflation. In this difficult environment, we are focusing on companies with less economic sensitivity, such as Marvel Entertainment, Inc., and education companies like Strayer Education, Inc. and Capella Education Co. In Consumer Staples, we are emphasizing companies that provide life’s necessities, such as Flowers Foods, Inc. and Chattem, Inc., a maker of personal care products.

We remain confident in our investment policy and process, which has served us well over many years. Our focus remains on seeking rapidly growing small cap companies with sustainable business models that trade at reasonable valuations. We believe this is a solid strategy for the long-term.

This commentary reflects the views and opinions of the fund’s portfolio manager(s) on the date indicated and may include statements that constitute “forward-looking statements” under the U.S. Securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the fund, markets, or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties, and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and Evergreen undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed herein (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the fund’s trading intent.

You should carefully consider the fund’s investment objectives, policies, risks, charges and expenses before investing. To obtain a prospectus, which contains this and other important information visit www.EvergreenInvestments.com or call 1.800.847.5397. Please read the prospectus carefully before investing.

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2008 to September 30, 2008.

The example illustrates your fund’s costs in two ways:

•	Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

•	Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	4/1/2008	9/30/2008	During Period*

Actual
Class A	$ 1,000.00	$941.36	$6.12
Class B	$ 1,000.00	$938.13	$9.69
Class C	$ 1,000.00	$940.90	$6.11
Class I	$ 1,000.00	$942.35	$4.90
Hypothetical
(5% return before expenses)
Class A	$ 1,000.00	$1,018.70	$6.36
Class B	$ 1,000.00	$1,015.00	$10.08
Class C	$ 1,000.00	$1,018.70	$6.36
Class I	$ 1,000.00	$1,019.95	$5.10

*

For each class of the fund, expenses are equal to the annualized expense ratio of each class (1.26% for Class A, 2.00% for Class B, 1.26% for Class C and 1.01% for Class I), multiplied by the average account value over the period, multiplied by 183 / 366 days.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended September 30,

CLASS A	2008	2007	2006	2005	2004

Net asset value, beginning of period	$18.70	$17.35	$19.03	$15.41	$14.08

Income from investment operations
Net investment income (loss)	(0.03)[1]	(0.12)[1]	(0.16)[1]	(0.17)[1]	(0.16)[1]
Net realized and unrealized gains or losses on investments	(3.61)	3.63	0.55	3.79	1.49

Total from investment operations	(3.64)	3.51	0.39	3.62	1.33

Distributions to shareholders from
Net realized gains	(2.84)	(2.16)	(2.07)	0	0
Tax basis return of capital	(0.02)	0	0	0	0

Total distributions to shareholders	(2.86)	(2.16)	(2.07)	0	0

Net asset value, end of period	$12.20	$18.70	$17.35	$19.03	$15.41

Total return[2]	(22.75)%	21.93%	2.55%	23.49%	9.45%

Ratios and supplemental data
Net assets, end of period (thousands)	$56,068	$90,563	$91,606	$94,947	$82,353
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.25%	1.25%	1.26%	1.25%	1.27%
Expenses excluding waivers/reimbursements and expense reductions	1.27%	1.26%	1.26%	1.25%	1.27%
Net investment income (loss)	(0.24)%	(0.68)%	(0.88)%	(0.96)%	(1.03)%
Portfolio turnover rate	113%	98%	91%	80%	87%

1	Net investment income (loss) per share is based on average shares outstanding during the period.
2	Excluding applicable sales charges

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended September 30,

CLASS B	2008	2007	2006	2005	2004

Net asset value, beginning of period	$16.17	$15.37	$17.21	$14.04	$12.91

Income from investment operations
Net investment income (loss)	(0.12)[1]	(0.21)[1]	(0.25)[1]	(0.26)[1]	(0.25)[1]
Net realized and unrealized gains or losses on investments	(3.03)	3.17	0.48	3.43	1.38

Total from investment operations	(3.15)	2.96	0.23	3.17	1.13

Distributions to shareholders from
Net realized gains	(2.84)	(2.16)	(2.07)	0	0
Tax basis return of capital	(0.02)	0	0	0	0

Total distributions to shareholders	(2.86)	(2.16)	(2.07)	0	0

Net asset value, end of period	$10.16	$16.17	$15.37	$17.21	$14.04

Total return[2]	(23.37)%	21.08%	1.82%	22.58%	8.75%

Ratios and supplemental data
Net assets, end of period (thousands)	$9,637	$18,518	$18,940	$21,955	$20,926
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.99%	1.96%	1.96%	1.95%	1.98%
Expenses excluding waivers/reimbursements and expense reductions	1.99%	1.96%	1.96%	1.95%	1.98%
Net investment income (loss)	(1.00)%	(1.39)%	(1.59)%	(1.67)%	(1.73)%
Portfolio turnover rate	113%	98%	91%	80%	87%

1	Net investment income (loss) per share is based on average shares outstanding during the period.
2	Excluding applicable sales charges

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended September 30,

CLASS C	2008	2007	2006	2005	2004

Net asset value, beginning of period	$16.15	$15.35	$17.19	$14.02	$12.90

Income from investment operations
Net investment income (loss)	(0.07)[1]	(0.21)[1]	(0.25)[1]	(0.26)[1]	(0.25)[1]
Net realized and unrealized gains or losses on investments	(3.03)	3.17	0.48	3.43	1.37

Total from investment operations	(3.10)	2.96	0.23	3.17	1.12

Distributions to shareholders from
Net realized gains	(2.84)	(2.16)	(2.07)	0	0
Tax basis return of capital	(0.02)	0	0	0	0

Total distributions to shareholders	(2.86)	(2.16)	(2.07)	0	0

Net asset value, end of period	$10.19	$16.15	$15.35	$17.19	$14.02

Total return[2]	(23.03)%	21.11%	1.82%	22.61%	8.68%

Ratios and supplemental data
Net assets, end of period (thousands)	$99,486	$167,832	$168,681	$201,363	$202,086
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.54%	1.96%	1.96%	1.95%	1.97%
Expenses excluding waivers/reimbursements and expense reductions	1.54%	1.96%	1.96%	1.95%	1.97%
Net investment income (loss)	(0.55)%	(1.39)%	(1.59)%	(1.67)%	(1.73)%
Portfolio turnover rate	113%	98%	91%	80%	87%

[1]	Net investment income (loss) per share is based on average shares outstanding during the period.
[2]	Excluding applicable sales charges

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended September 30,

CLASS I	2008	2007	2006	2005	2004

Net asset value, beginning of period	$19.37	$17.86	$19.47	$15.72	$14.32

Income from investment operations
Net investment income (loss)	0.01	(0.07)[1]	(0.11)[1]	(0.12)[1]	(0.12)[1]
Net realized and unrealized gains or losses on investments	(3.77)	3.74	0.57	3.87	1.52

Total from investment operations	(3.76)	3.67	0.46	3.75	1.40

Distributions to shareholders from
Net realized gains	(2.84)	(2.16)	(2.07)	0	0
Tax basis return of capital	(0.02)	0	0	0	0

Total distributions to shareholders	(2.86)	(2.16)	(2.07)	0	0

Net asset value, end of period	$12.75	$19.37	$17.86	$19.47	$15.72

Total return	(22.56)%	22.23%	2.89%	23.85%	9.78%

Ratios and supplemental data
Net assets, end of period (thousands)	$395,954	$621,896	$692,450	$705,901	$623,418
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.99%	0.96%	0.96%	0.95%	0.98%
Expenses excluding waivers/reimbursements and expense reductions	0.99%	0.96%	0.96%	0.95%	0.98%
Net investment income (loss)	0.02%	(0.39)%	(0.59)%	(0.67)%	(0.73)%
Portfolio turnover rate	113%	98%	91%	80%	87%

[1]	Net investment income (loss) per share is based on average shares outstanding during the period.

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

September 30, 2008

	Shares	Value

COMMON STOCKS 97.8%
CONSUMER DISCRETIONARY 10.7%
Distributors 0.9%
LKQ Corp. * ρ	290,000	$4,921,300

Diversified Consumer Services 2.5%
Capella Education Co. * ρ	113,700	4,873,182
Strayer Education, Inc.	44,900	8,991,674

		13,864,856

Hotels, Restaurants & Leisure 2.0%
California Pizza Kitchen, Inc. * ρ	245,850	3,164,089
Great Wolf Resorts, Inc. * ρ	584,250	2,138,355
Penn National Gaming, Inc.	236,700	6,289,119

		11,591,563

Internet & Catalog Retail 1.3%
Blue Nile, Inc. * ρ	169,434	7,263,636

Media 2.3%
Marvel Entertainment, Inc. * ρ	232,700	7,944,378
National CineMedia, Inc.	441,800	4,881,890

		12,826,268

Specialty Retail 0.9%
Aeropostale, Inc. * ρ	94,600	3,037,606
Conn’s, Inc. *	120,069	2,246,491

		5,284,097

Textiles, Apparel & Luxury Goods 0.8%
Iconix Brand Group, Inc. * ρ	348,600	4,559,688

CONSUMER STAPLES 3.0%
Beverages 1.0%
Hansen Natural Corp. * ρ	186,200	5,632,550

Food Products 0.9%
Flowers Foods, Inc.	168,300	4,941,288

Personal Products 1.1%
Chattem, Inc. * ρ	78,500	6,137,130

ENERGY 8.9%
Energy Equipment & Services 5.6%
Core Laboratories NV ρ	65,200	6,606,064
Dril-Quip, Inc. *	72,700	3,154,453
ION Geophysical Corp. *	282,200	4,004,418
Matrix Service Co. *	287,900	5,498,890
Natco Group, Inc., Class A *	123,800	4,974,284
Oceaneering International, Inc. *	130,200	6,942,264

		31,180,373

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

September 30, 2008

	Shares	Value

COMMON STOCKS continued
ENERGY continued
Oil, Gas & Consumable Fuels 3.3%
Arena Resources, Inc. *	54,529	$2,118,452
Petrohawk Energy Corp. *	286,900	6,205,647
PetroQuest Energy, Inc. *	329,100	5,051,685
World Fuel Services Corp.	230,840	5,316,245

		18,692,029

FINANCIALS 5.7%
Capital Markets 3.4%
Greenhill & Co. ρ	62,800	4,631,500
KBW, Inc. * ρ	151,900	5,003,586
Stifel Financial Corp. *	187,458	9,354,154

		18,989,240

Commercial Banks 1.0%
PrivateBancorp, Inc. ρ	136,655	5,693,047

Insurance 1.3%
HCC Insurance Holdings, Inc.	261,400	7,057,800

HEALTH CARE 25.2%
Biotechnology 4.1%
Alexion Pharmaceuticals, Inc. * ρ	177,000	6,956,100
BioMarin Pharmaceutical, Inc. * ρ	200,500	5,311,245
Cubist Pharmaceuticals, Inc. *	226,600	5,037,318
United Therapeutics Corp. * ρ	56,000	5,889,520

		23,194,183

Health Care Equipment & Supplies 8.1%
Immucor, Inc. *	196,100	6,267,356
Masimo Corp. *	134,992	5,021,702
Meridian Bioscience, Inc.	180,850	5,251,884
NuVasive, Inc. * ρ	148,500	7,325,505
RTI Biologics, Inc. *	603,400	5,641,790
Wright Medical Group, Inc. *	233,600	7,110,784
Zoll Medical Corp. *	259,900	8,503,928

		45,122,949

Health Care Providers & Services 6.2%
Amedisys, Inc. * ρ	102,500	4,988,675
HMS Holdings Corp. *	139,300	3,337,628
Pediatrix Medical Group, Inc. *	111,700	6,022,864
Psychiatric Solutions, Inc. * ρ	248,098	9,415,319
Sun Healthcare Group, Inc. *	440,100	6,451,866
VCA Antech, Inc. *	160,627	4,733,678

		34,950,030

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

September 30, 2008

	Shares	Value

COMMON STOCKS continued
HEALTH CARE continued
Health Care Technology 0.3%
Eclipsys Corp. *	78,500	$1,644,575

Life Sciences Tools & Services 6.5%
Icon plc *	238,200	9,111,150
Illumina, Inc. * ρ	245,000	9,929,850
PAREXEL International Corp. * ρ	302,300	8,663,918
Sequenom, Inc. * ρ	337,300	8,978,926

		36,683,844

INDUSTRIALS 13.5%
Aerospace & Defense 2.4%
ARGON ST, Inc. * ρ	309,954	7,280,820
Hexcel Corp. * ρ	470,231	6,437,462

		13,718,282

Air Freight & Logistics 1.4%
Atlas Air Worldwide Holdings *	69,000	2,781,390
Forward Air Corp. ρ	192,305	5,236,465

		8,017,855

Commercial Services & Supplies 3.8%
Clean Harbors, Inc. *	63,815	4,310,704
Steiner Leisure, Ltd. *	113,274	3,894,360
Team, Inc. *	145,100	5,241,012
Waste Connections, Inc. * ρ	232,600	7,978,180

		21,424,256

Construction & Engineering 2.6%
Pike Electric Corp. *	241,100	3,551,403
Quanta Services, Inc. * ρ	406,400	10,976,864

		14,528,267

Electrical Equipment 1.4%
General Cable Corp. * ρ	122,000	4,346,860
Polypore International, Inc. *	154,151	3,315,788

		7,662,648

Machinery 1.2%
Colfax Corp. * ρ	111,083	1,856,197
RBC Bearings, Inc. *	152,447	5,135,939

		6,992,136

Road & Rail 0.7%
Heartland Express, Inc. ρ	237,400	3,684,448

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

September 30, 2008

	Shares	Value

COMMON STOCKS continued
INFORMATION TECHNOLOGY 26.6%
Communications Equipment 1.6%
F5 Networks, Inc. *	216,000	$5,050,080
NICE-Systems, Ltd., ADS *	151,225	4,119,369

		9,169,449

Electronic Equipment & Instruments 1.6%
Benchmark Electronics, Inc. *	155,462	2,188,905
DTS, Inc. * ρ	77,000	2,142,910
Mellanox Technologies, Ltd. *	424,884	4,389,052

		8,720,867

Internet Software & Services 9.7%
Bankrate, Inc. * ρ	204,177	7,944,527
ComScore, Inc. * ρ	287,600	5,070,388
Constant Contact, Inc. * ρ	293,365	5,007,740
Equinix, Inc. * ρ	92,254	6,407,963
LivePerson, Inc. *	957,304	2,785,755
NIC, Inc.	1,148,708	7,926,085
SonicWALL, Inc. *	392,400	2,056,176
SupportSoft, Inc. *	1,184,996	3,554,988
Switch & Data Facilities Co., Inc. *	445,649	5,548,330
Vocus, Inc. * ρ	245,000	8,320,200

		54,622,152

IT Services 0.8%
TNS, Inc. *	215,230	4,169,005

Semiconductors & Semiconductor Equipment 5.7%
Advanced Energy Industries, Inc. *	276,600	3,783,888
ATMI, Inc. *	253,044	4,549,731
Cavium Networks, Inc. * ρ	281,200	3,959,296
FormFactor, Inc. * ρ	194,900	3,395,158
NetLogic Microsystems, Inc. *	294,500	8,905,680
Power Integrations, Inc. *	150,755	3,633,195
Tessera Technologies, Inc. * ρ	244,700	3,998,398

		32,225,346

Software 7.2%
Blackboard, Inc. * ρ	284,775	11,473,585
Concur Technologies, Inc. * ρ	204,178	7,811,850
Micros Systems, Inc. *	166,504	4,438,997
Solera Holdings, Inc. *	145,300	4,173,016
Taleo Corp., Class A *	174,400	3,468,816
Ultimate Software Group, Inc. * ρ	330,410	8,921,070

		40,287,334

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

September 30, 2008

	Shares	Value

COMMON STOCKS continued
MATERIALS 2.0%
Chemicals 1.3%
Cytec Industries, Inc.	120,800	$4,700,328
Flotek Industries, Inc. * ρ	215,624	2,371,864

		7,072,192

Metals & Mining 0.7%
Compass Minerals International, Inc.	78,684	4,122,255

TELECOMMUNICATION SERVICES 2.2%
Diversified Telecommunication Services 0.6%
tw telecom, Inc., Class A * ρ	347,048	3,605,829

Wireless Telecommunication Services 1.6%
SBA Communications Corp., Class A * ρ	175,700	4,545,359
Syniverse Holdings, Inc. *	256,000	4,252,160

		8,797,519

Total Common Stocks (cost $519,724,437)		549,050,286

	Principal Amount	Value

SHORT-TERM INVESTMENTS 33.0%
CORPORATE BONDS 1.4%
Diversified Consumer Services 1.4%
White Pine Finance, LLC, SIV, 3.11%, 03/17/2008 + ☐ • ρρ	$10,000,000	7,800,000

	Shares	Value

MUTUAL FUND SHARES 31.6%
BGI Prime Money Market Fund, Premium Shares, 2.55% q ρρ	8,431,170	8,431,170
BlackRock Liquidity TempFund, Institutional Class, 2.68% q ρρ	8,534,288	8,534,288
Evergreen Institutional Money Market Fund, Class I, 2.79% q ø ρρ	151,865,734	151,865,734
Morgan Stanley Institutional Liquidity Fund Money Market Portfolio, Institutional Class, 2.59% q ρρ	8,512,580	8,512,580

		177,343,772

Total Short-Term Investments (cost $187,343,772)		185,143,772

Total Investments (cost $707,068,209) 130.8%		734,194,058
Other Assets and Liabilities (30.8%)		(173,048,373)

Net Assets 100.0%		$561,145,685

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

September 30, 2008

*	Non-income producing security
ρ	All or a portion of this security is on loan.
+	Security is deemed illiquid and is valued using market quotations when readily available, unless otherwise noted.
☐	Security is valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.
•	Security which has defaulted on payment of interest and/or principal. The Fund has stopped accruing interest on this security.
The issuer has declared an event of insolvency prior to its maturity.
ρρ	All or a portion of this security represents investment of cash collateral received from securities on loan.
q	Rate shown is the 7-day annualized yield at period end.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

Summary of Abbreviations

ADS	American Depository Shares
SIV	Structured Investment Vehicle

The following table shows the percent of total long-term investments by sector as of September 30, 2008:

Information Technology	27.2%
Health Care	25.8%
Industrials	13.8%
Consumer Discretionary	11.0%
Energy	9.1%
Financials	5.8%
Consumer Staples	3.0%
Telecommunication Services	2.3%
Materials	2.0%

100.0%

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2008

Assets
Investments in securities, at value (cost $555,202,475) including $176,263,414 of securities loaned	$582,328,324
Investments in affiliated money market fund, at value (cost $151,865,734)	151,865,734

Total investments	734,194,058
Cash	1,249,397
Segregated cash	8,982
Receivable for securities sold	11,695,021
Receivable for Fund shares sold	1,075,019
Dividends receivable	87,854
Receivable for securities lending income	356,822
Prepaid expenses and other assets	9,782

Total assets	748,676,935

Liabilities
Payable for securities purchased	4,038,627
Payable for Fund shares redeemed	2,045,234
Payable for securities on loan	181,329,934
Advisory fee payable	10,529
Distribution Plan expenses payable	1,317
Due to other related parties	1,788
Accrued expenses and other liabilities	103,821

Total liabilities	187,531,250

Net assets	$561,145,685

Net assets represented by
Paid-in capital	$600,073,353
Undistributed net investment loss	(22,863)
Accumulated net realized losses on investments	(66,030,654)
Net unrealized gains on investments	27,125,849

Total net assets	$561,145,685

Net assets consists of
Class A	$56,068,340
Class B	9,636,777
Class C	99,486,182
Class I	395,954,386

Total net assets	$561,145,685

Shares outstanding (unlimited number of shares authorized)
Class A	4,596,656
Class B	948,477
Class C	9,758,337
Class I	31,057,570

Net asset value per share
Class A	$12.20
Class A — Offering price (based on sales charge of 5.75%)	$12.94
Class B	$10.16
Class C	$10.19
Class I	$12.75

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Year Ended September 30, 2008

Investment income
Securities lending	$3,408,841
Dividends (net of foreign withholding taxes of $12,326)	2,163,664
Income from affiliate	1,778,285

Total investment income	7,350,790

Expenses
Advisory fee	5,131,496
Distribution Plan expenses
Class A	213,204
Class B	139,289
Class C	728,133
Administrative services fee	732,175
Transfer agent fees	1,041,664
Trustees’ fees and expenses	17,617
Printing and postage expenses	63,600
Custodian and accounting fees	185,045
Registration and filing fees	48,349
Professional fees	50,501
Other	17,997

Total expenses	8,369,070
Less: Expense reductions	(26,814)
Expense reimbursements	(18,639)

Net expenses	8,323,617

Net investment loss	(972,827)

Net realized and unrealized gains or losses on investments
Net realized losses on investments	(40,154,841)
Net change in unrealized gains or losses on investments	(143,987,831)

Net realized and unrealized gains or losses on investments	(184,142,672)

Net decrease in net assets resulting from operations	$(185,115,499)

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30,

	2008		2007

Operations
Net investment loss		$(972,827)		$(5,910,520)
Net realized gains or losses on investments		(40,154,841)		173,899,070
Net change in unrealized gains or losses on investments		(143,987,831)		24,758,002

Net increase (decrease) in net assets resulting from operations		(185,115,499)		192,746,552

Distributions to shareholders from
Net realized gains
Class A		(13,369,535)		(11,088,327)
Class B		(3,125,412)		(2,597,247)
Class C		(29,123,172)		(23,072,094)
Class I		(89,355,386)		(80,566,303)
Tax basis return of capital
Class A		(96,057)		0
Class B		(20,565)		0
Class C		(195,911)		0
Class I		(610,622)		0

Total distributions to shareholders		(135,896,660)		(117,323,971)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	1,253,438	18,717,081	789,883	13,862,642
Class B	74,926	968,237	99,440	1,514,410
Class C	190,477	2,462,988	235,048	3,520,370
Class I	10,380,628	159,004,144	7,086,501	127,348,851

		181,152,450		146,246,273

Net asset value of shares issued in reinvestment of distributions
Class A	808,058	12,549,142	635,950	10,416,868
Class B	217,488	2,831,697	166,339	2,370,332
Class C	2,055,175	26,717,274	1,482,948	21,102,351
Class I	3,615,752	58,575,170	2,703,517	45,743,514

		100,673,283		79,633,065

Automatic conversion of Class B shares to Class A shares
Class A	54,492	772,261	40,491	711,386
Class B	(64,899)	(772,261)	(46,582)	(711,386)

		0		0

Payment for shares redeemed
Class A	(2,361,369)	(33,004,458)	(1,903,193)	(33,246,246)
Class B	(424,368)	(5,090,040)	(305,910)	(4,677,564)
Class C	(2,882,248)	(33,760,251)	(2,309,705)	(35,050,479)
Class I	(15,037,833)	(226,622,482)	(16,466,887)	(301,195,137)

		(298,477,231)		(374,169,426)

Net decrease in net assets resulting from capital share transactions		(16,651,498)		(148,290,088)

Total decrease in net assets		(337,663,657)		(72,867,507)
Net assets
Beginning of period		898,809,342		971,676,849

End of period		$561,145,685		$898,809,342

Undistributed net investment loss		$(22,863)		$(25,633)

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Growth Fund (the “Fund”) is a diversified series of Evergreen Equity Trust (the “Trust”), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C and Class I shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge but are subject to a contingent deferred sales charge of 1.00% upon redemption within 18 months. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption within one year. Class I shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

Effective January 31, 2008, Class C shares are only available for purchase by existing shareholders of the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Portfolio debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current market value are

NOTES TO FINANCIAL STATEMENTS continued

valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

b. Repurchase agreements

Securities pledged as collateral for repurchase agreements are held by the custodian bank or in a segregated account in the Fund’s name until the agreements mature. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. However, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. The Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees. In certain instances, the Fund’s securities lending agent may provide collateral in the form of repurchase agreements.

c. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

d. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Dividend income is recorded on the ex-dividend date. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

e. Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required. The Fund has adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”) which prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund’s financial statements have not been impacted by the adoption of FIN 48. The Fund’s income and excise tax returns and all financial records supporting those returns are subject to examination by the federal,

NOTES TO FINANCIAL STATEMENTS continued

Massachusetts and Delaware revenue authorities for all taxable years beginning after September 30, 2004.

f. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent difference causing such reclassifications are due to expiration of capital loss carryovers. During the year ended September 30, 2008, the following amounts were reclassified:

Paid-in capital	$(3,016,044)
Undistributed net investment loss	975,597
Accumulated net realized losses on investments	2,040,447

g. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund and is paid an annual fee starting at 0.70% and declining to 0.65% as the aggregate average daily net assets of the Fund and its variable annuity counterpart, Evergreen VA Growth Fund, increase. For the year ended September 30, 2008, the advisory fee was equivalent to 0.70% of the Fund’s average daily net assets.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. During the year ended September 30, 2008, EIMC voluntarily reimbursed Distribution Plan expenses (see Note 4) relating to Class A shares in the amount of $18,639.

The Fund may invest in money market funds which are advised by EIMC. Income earned on these investments is included in income from affiliate on the Statement of Operations.

Effective January 1, 2008, EIMC replaced Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, as the administrator to the Fund upon the assignment of the Fund’s Administrative Services Agreement from EIS to EIMC. There were no changes to the services being provided or fees being paid by the Fund. The administrator provides the Fund with facilities, equipment and personnel and is paid an

NOTES TO FINANCIAL STATEMENTS continued

annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds) starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase. For the year ended September 30, 2008, the administrative services fee was equivalent to 0.10% of the Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the year ended September 30, 2008, the transfer agent fees were equivalent to an annual rate of 0.14% of the Fund’s average daily net assets.

Wachovia Bank NA, through its securities lending division of Wachovia Global Securities Lending, acts as the securities lending agent for the Fund.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the year ended September 30, 2008, the Fund paid brokerage commissions of $66,657 to Wachovia Securities, LLC.

4. DISTRIBUTION PLANS

EIS serves as distributor of the Fund’s shares. The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, the Fund is permitted to pay distribution fees at an annual rate of up to 0.75% of the average daily net assets for Class A shares and up to 1.00% of the average daily net assets for each of Class B and Class C shares. However, currently the distribution fees for Class A shares are limited to 0.25% of the average daily net assets of Class A shares. Prior to April 1, 2008, distribution fees were paid at an annual rate of 0.30% of the average daily net assets for Class A shares. Effective January 31, 2008, the Fund suspended payments under the distribution plan attributable to its Class C shares in accordance with regulatory requirements applicable to the distributor. However, the 0.25% service fee continues to be assessed to Class C shares of the Fund.

For the year ended September 30, 2008, EIS received $2,695 from the sale of Class A shares and $23, $34,104 and $3,246 in contingent deferred sales charges from redemptions of Class A, Class B and Class C shares, respectively.

5. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $800,743,523 and $932,548,588, respectively, for the year ended September 30, 2008.

During the year ended September 30, 2008, the Fund loaned securities to certain brokers and earned $896,338 in affiliated income relating to securities lending activity which is included in income from affiliate on the Statement of Operations. At September 30, 2008,

NOTES TO FINANCIAL STATEMENTS continued

the value of securities on loan and the total value of collateral received for securities loaned (including segregated cash) amounted to $176,263,414 and $181,329,934, respectively.

On September 30, 2008, the aggregate cost of securities for federal income tax purposes was $710,060,247. The gross unrealized appreciation and depreciation on securities based on tax cost was $89,068,225 and $64,934,414, respectively, with a net unrealized appreciation of $24,133,811.

As of September 30, 2008, the Fund had $11,890,458 in capital loss carryovers for federal income tax purposes with $111,919 expiring in 2009 and $11,778,539 expiring in 2010.

Certain portions of the capital loss carryovers of the Fund were assumed as a result of acquisitions. These losses are subject to certain limitations prescribed by the Internal Revenue Code.

For income tax purposes, capital losses incurred after October 31 within the Fund’s fiscal year are deemed to arise on the first business day of the following fiscal year. As of September 30, 2008, the Fund incurred and will elect to defer post-October losses of $51,148,158.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an inter-fund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the year ended September 30, 2008, the Fund did not participate in the interfund lending program.

7. DISTRIBUTIONS TO SHAREHOLDERS

As of September 30, 2008, the components of distributable earnings on a tax basis were as follows:

Unrealized Appreciation	Capital Loss Carryovers and Post-October Losses	Temporary Book/Tax Differences

$24,133,811	$63,038,616	$(22,863)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales. Additionally, short-term capital gains are considered ordinary income for income tax purposes. The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

NOTES TO FINANCIAL STATEMENTS continued

The tax character of distributions paid was as follows:

	Year Ended September 30,

	2008	2007

Ordinary Income	$894,732	$3,519,719
Long-term Capital Gain	134,078,773	113,804,252
Return of capital	923,155	0

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

9. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $100 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% on the unused balance, which is allocated pro rata. Prior to June 27, 2008, the annual commitment fee was 0.08%. During the year ended September 30, 2008, the Fund had no borrowings.

11. REGULATORY MATTERS AND LEGAL PROCEEDINGS

The Evergreen funds, EIMC and certain of EIMC’s affiliates are involved in various legal actions, including private litigation and class action lawsuits. In addition, the Evergreen funds, EIMC and certain of EIMC’s affiliates may be subject from time to time to regulatory inquiries and investigations. EIMC does not expect that any of the legal actions, inquiries or investigations currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds. There can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses or have other adverse consequences on the Evergreen funds.

NOTES TO FINANCIAL STATEMENTS continued

The SEC and the Secretary of the Commonwealth, Securities Division, of the Commonwealth of Massachusetts are conducting separate investigations of EIMC and EIS concerning alleged issues surrounding the drop in net asset value of the Evergreen Ultra Short Opportunities Fund (the “Ultra Short Fund”) in May and June 2008. In addition, various Evergreen entities are defendants in three purported class actions in U.S. District Court for the District of Massachusetts and related to the same events. The cases generally allege that investors in the Ultra Short Fund suffered losses as a result of (i) misleading statements in Ultra Short Fund’s prospectus, (ii) the failure to accurately price securities in the Ultra Short Fund at different points in time and (iii) the failure of the Ultra Short Fund’s risk disclosures and description of its investment strategy to inform investors adequately of the actual risks of the fund.

12. NEW ACCOUNTING PRONOUNCEMENTS

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by existing standards. The change to current generally accepted accounting principles from the application of FAS 157 relates to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management of the Fund does not believe the adoption of FAS 157 will materially impact the financial statement amounts, however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management of the Fund does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008.

NOTES TO FINANCIAL STATEMENTS continued

13 . SUBSEQUENT DISTRIBUTION

On November 18, 2008, the Fund declared distributions from short-term capital gains to shareholders of record on November 17, 2008. The per share amounts payable on November 19, 2008 were as follows:

Short-term Capital Gains

Class A	$0.0168
Class B	0.0168
Class C	0.0168
Class I	0.0168

These distributions are not reflected in the accompanying financial statements.

14 . SUBSEQUENT EVENT

Wells Fargo & Company (“Wells Fargo”) and Wachovia announced on October 3, 2008 that Wells Fargo agreed to acquire Wachovia in a whole company transaction that will include all of Wachovia’s banking and other businesses. The transaction is expected to close during the fourth quarter of 2008, subject to receipt of regulatory approvals and Wachovia shareholder approval. In connection with this transaction, Wachovia has issued preferred shares representing approximately a 40% voting interest in Wachovia to Wells Fargo. Due to its ownership of preferred shares, Wells Fargo may be deemed to control EIMC.

If Wells Fargo is deemed to control EIMC, then the advisory agreement between the Fund and EIMC would have terminated automatically in connection with the issuance of preferred shares. To address this possibility, on October 20, 2008, the Board of Trustees approved an interim advisory agreement with EIMC which became effective upon the issuance of the preferred shares. The interim agreement will be in effect for a period of up to 150 days. EIMC’s receipt of the advisory fees under an interim advisory agreement is subject to the approval by shareholders of the Fund of a new advisory agreement with EIMC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders

Evergreen Equity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Growth Fund, a series of the Evergreen Equity Trust, as of September 30, 2008 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2008 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Growth Fund as of September 30, 2008, the results of its operations, changes in its net assets and financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 24, 2008

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

Pursuant to Section 852 of the Internal Revenue Code, the Fund has designated long-term capital gain distributions of $134,078,773 for the fiscal year ended September 30, 2008.

For corporate shareholders, 100% of ordinary income dividends paid during the fiscal year ended September 30, 2008 qualified for the dividends received deduction.

With respect to dividends paid from investment company taxable income during the fiscal year ended September 30, 2008 the Fund designates 100% of ordinary income and any short-term capital gain distributions as Qualified Dividend Income in accordance with the Internal Revenue Code. Complete 2008 year-end tax information will be reported on your 2008 Form 1099-DIV, which shall be provided to you in early 2009.

The Fund paid total distributions of $135,896,660 during the year ended September 30, 2008 of which 0.66% was from ordinary taxable income, 98.66% was from long-term capital gain and 0.68% was from a non-taxable return of capital. Shareholders of the Fund will receive in early 2009 a Form 1099-DIV that will inform them of the tax character of this distribution as well as all other distributions made by the Fund in calendar year 2008.

Pursuant to Section 871 of the Internal Revenue Code, $894,732 has been designated as Qualified Short-Term Gains for purposes of exempting withholding of tax on distributions to nonresident alien shareholders.

ADDITIONAL INFORMATION (unaudited) continued

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT

Each year, the Fund’s Board of Trustees determines whether to approve the continuation of the Fund’s investment advisory agreements. In September 2008, the Trustees, including a majority of the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Fund or EIMC (the “independent Trustees”), approved the continuation of the Fund’s investment advisory agreements. (References below to the “Fund” are to Evergreen Growth Fund; references to the “funds” are to the Evergreen funds generally.)

At the same time, the Trustees considered the continuation of the investment advisory agreements for all of the funds. The description below refers in many cases to the Trustees’ process for considering, and conclusions regarding, all of the funds’ agreements. In all of its deliberations, the Board of Trustees and the independent Trustees were advised by independent counsel to the independent Trustees and counsel to the funds.

The review process. In connection with its review of the funds’ investment advisory agreements, the Board of Trustees requests and evaluates, and EIMC and any sub-advisors furnish, such information as the Trustees consider to be reasonably necessary in the circumstances. The Trustees began their 2008 review process at the time of the last advisory contract-renewal process in September 2007. In the course of their 2007 review, the Trustees identified a number of funds that had experienced either short-term or longer-term performance issues. During the 2008 review process, the Trustees monitored each of these funds in particular for changes in performance and for the results of any changes in a fund’s investment process or investment team. In addition, during the course of the year, the Trustees regularly reviewed information regarding the investment performance of all of the funds, paying particular attention to funds whose performance since September 2007 indicated short-term or longer-term performance issues.

In spring 2008, a committee of the Board of Trustees (the “Committee”), working with EIMC management, determined generally the types of information the Board would review as part of its 2008 review process and set a timeline detailing the information required and the dates for its delivery to the Trustees. The Board engaged the independent data provider Keil Fiduciary Strategies LLC (“Keil”) to provide fund-specific and industry-wide data containing information of a nature and in a format generally prescribed by the Committee, and the Committee worked with Keil and EIMC to develop appropriate groups of peer funds for each fund. The Committee also identified a number of expense, performance, and other issues and requested specific information as to those issues.

The Trustees reviewed, with the assistance of an independent industry consultant retained by the independent Trustees, the information that EIMC and Keil provided. The Trustees formed small groups to review individual funds in greater detail. In addition, the Trustees

ADDITIONAL INFORMATION (unaudited) continued

considered information regarding, among other things, brokerage practices of the funds, the use of derivatives by the funds, strategic planning for the funds, analyst and research support available to the portfolio management teams, and information regarding the various fall-out benefits received directly and indirectly by EIMC and its affiliates from the funds. The Trustees requested and received additional information following that review.

The Committee met several times by telephone during the 2008 review process to consider the information provided by EIMC. The Committee then met with representatives of EIMC. In addition, over the period of this review, the independent Trustees discussed the continuation of the funds’ advisory agreements with representatives of EIMC and in multiple private sessions with independent legal counsel at which no personnel of EIMC were present. At a meeting of the full Board of Trustees in September, the Committee reported the results of its discussions with EIMC, and the full Board met with representatives of EIMC and engaged in further review of the materials provided to it, and approved the continuation of each of the advisory and sub-advisory agreements.

In considering the continuation of the agreements, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Trustees evaluated information provided to them both in terms of the funds generally and with respect to each fund, including the Fund, specifically as they considered appropriate. Although the Trustees considered the continuation of the agreements as part of the larger process of considering the continuation of the advisory contracts for all of the funds, their determination to continue the advisory agreements for each of the funds was ultimately made on a fund-by-fund basis.

This summary describes a number of the most important, and not necessarily all, of the factors considered by the Board and the independent Trustees.

Information reviewed. The Board of Trustees and committees of the Board of Trustees meet periodically during the course of the year. At those meetings, EIMC presents a wide variety of information regarding the services it performs, the investment performance of the funds, and other aspects of the business and operations of the funds. At those meetings, and in the process of considering the continuation of the agreements, the Trustees considered information regarding, for example, the funds’ investment results; the portfolio management teams for the funds and the experience of the members of those teams, and any recent changes in the membership of the teams; portfolio trading practices; compliance by the funds and EIMC with applicable laws and regulations and with the funds’ and EIMC’s compliance policies and procedures; risk evaluation and oversight procedures at EIMC; services provided by affiliates of EIMC to the funds and shareholders of the funds; and other information relating to the nature, extent, and quality of

ADDITIONAL INFORMATION (unaudited) continued

services provided by EIMC. The Trustees considered a number of changes in portfolio management personnel at EIMC and its advisory affiliates in the year since September 2007. The Trustees also considered changes in personnel at the funds and EIMC, including the appointment of a new Chief Compliance Officer for the funds in June of 2007 and a new Chief Investment Officer at EIMC in August of 2008.

The Trustees considered the rates at which the funds pay investment advisory fees, and the efforts generally by EIMC and its affiliates as sponsors of the funds. The data provided by Keil showed the management fees paid by each fund in comparison to the management fees of other peer mutual funds, in addition to data regarding the investment performance of the funds in comparison to other peer mutual funds. The Trustees were assisted by an independent industry consultant in reviewing the information presented to them.

The Trustees noted that, in certain cases, EIMC and/or its affiliates provide advisory services to other clients that are comparable to the advisory services they provide to certain funds. The Trustees considered the information EIMC provided regarding the rates at which those other clients pay advisory fees to EIMC or its affiliates for such services. Fees charged to those other clients were generally lower than those charged to the respective funds. In respect of these other accounts, EIMC noted that the compliance, reporting, and other legal burdens of providing investment advice to mutual funds generally exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans. The Trustees also considered the investment performance of those other accounts managed by EIMC and its affiliates, where applicable, and concluded that the performance of those accounts did not suggest any substantial difference in the quality of the service provided by EIMC and its affiliates to those accounts.

The Trustees considered the transfer agency fees paid by the funds to an affiliate of EIMC. They reviewed information presented to them showing that the transfer agency fees charged to the funds were generally consistent with industry norms.

The Trustees also considered that EIMC serves as administrator to the funds and receives a fee for its services as administrator. In their comparison of the advisory fee paid by the funds with those paid by other mutual funds, the Trustees considered administrative fees paid by the funds and those other mutual funds. The Board considered that EIS, an affiliate of EIMC, serves as distributor to the funds generally and receives fees from the funds for those services. They considered other so-called “fall-out” benefits to EIMC and its affiliates due to their other relationships with the funds, including, for example, soft-dollar services received by EIMC attributable to transactions entered into by EIMC for the benefit of the funds and brokerage commissions received by Wachovia Securities, LLC, an affiliate of EIMC, from transactions effected by it for the funds. The Trustees also noted that the funds pay sub-transfer agency fees to various financial institutions that hold fund shares in omnibus accounts, and that Wachovia Securities, LLC and its affiliates receive

ADDITIONAL INFORMATION (unaudited) continued

such payments from the funds in respect of client accounts they hold in omnibus arrangements, and that an affiliate of EIMC receives fees for administering the sub-transfer agency payment program. In reviewing the services provided by an affiliate of EIMC, the Trustees noted that an affiliate of EIMC had won recognition from Dalbar customer service each year since 1998, and also won recognition from National Quality Review for customer service and for accuracy in processing transactions in 2008. They also considered that Wachovia Securities, LLC and its affiliates receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds’ Rule 12b-1 plans) in respect of shares sold or held through it. The Trustees also noted that an affiliate of EIMC receives compensation for serving as a securities lending agent for a number of the funds.

In the period leading up to the Trustees’ approval of continuation of the investment advisory agreements, the Trustees were mindful of the financial condition of Wachovia Corporation (“Wachovia”), EIMC’s parent company. They considered the possibility that a significant adverse change in Wachovia’s financial condition could impair the ability of EIMC or its affiliates to perform services for the funds at the same level as in the past. The Trustees concluded that any change in Wachovia’s financial condition had not to date had any such effect, but determined to monitor EIMC’s and its affiliates’ performance, and financial conditions generally, going forward in order to identify any such impairment that may develop and to take appropriate action.

Nature and quality of the services provided. The Trustees considered that EIMC and its affiliates generally provide a comprehensive investment management service to the funds. They noted that EIMC formulates and implements an investment program for the Fund. They noted that EIMC makes its personnel available to serve as officers of the funds, and concluded that the reporting and management functions provided by EIMC with respect to the funds were generally satisfactory. The Trustees considered the investment philosophy of the Fund’s portfolio management team, and considered the in-house research capabilities of EIMC and its affiliates, as well as other resources available to EIMC, including research services available to it from third parties. The Board considered the managerial and financial resources available to EIMC and its affiliates, and the commitment that the Wachovia organization has made to the funds generally. On the basis of these factors, they determined that the nature and scope of the services provided by EIMC were consistent with their respective duties under the investment advisory agreements and appropriate and consistent with the investment programs and best interests of the funds.

The Trustees noted the resources EIMC and its affiliates have committed to the regulatory, compliance, accounting, tax and oversight of tax reporting, and shareholder servicing functions, and the number and quality of staff committed to those functions, which they

ADDITIONAL INFORMATION (unaudited) continued

concluded were appropriate and generally in line with EIMC’s responsibilities to the Fund and to the funds generally. The Board and the disinterested Trustees concluded, within the context of their overall conclusions regarding the funds’ advisory agreements, that they were generally satisfied with the nature, extent, and quality of the services provided by EIMC, including services provided by EIMC under its administrative services agreements with the funds.

Investment performance. The Trustees considered the investment performance of each fund, both by comparison to other comparable mutual funds and to broad market indices. Although the Trustees considered the performance of all share classes, the Trustees noted that, for the one-, three-, and ten-year periods ended December 31, 2007, the Fund’s Class A shares had outperformed the Fund’s benchmark index, the Russell 2000 Growth Index, and that, for the five-year period ended December 31, 2007, the Fund’s Class A shares had underperformed the Fund’s benchmark index. The Trustees also noted that the Fund’s Class A shares’ performance was in the third quintile for the one- and five-year periods ended December 31, 2007, in the second quintile for the three-year period ended December 31, 2007, and in the fourth quintile for the ten-year period ended December 31, 2007, of the mutual funds against which the Trustees compared the Fund’s performance.

The Trustees discussed each fund’s performance with representatives of EIMC. In each instance where a fund experienced a substantial period of underperformance relative to its benchmark index and/or the non-Evergreen fund peers against which the Trustees compared the fund’s performance, the Trustees considered EIMC’s explanation of the reasons for the relative underperformance and the steps being taken to address the relative underperformance. The Trustees also noted that EIMC had appointed a new Chief Investment Officer in August of 2008 who had not yet had sufficient time to evaluate and direct remedial efforts with respect to funds that have experienced a substantial period of relative underperformance. The Trustees emphasized that the continuation of the investment advisory agreement for a fund should not be taken as any indication that the Trustees did not believe investment performance for any specific fund might not be improved, and they noted that they would continue to monitor closely the investment performance of the funds going forward.

Advisory and administrative fees. The Trustees recognized that EIMC does not seek to provide the lowest cost investment advisory service, but to provide a high quality, full-service investment management product at a reasonable price. They also noted that EIMC has in many cases sought to set its investment advisory fees at levels consistent with industry norms. The Trustees noted that, in certain cases, a fund’s management fees were higher than many or most other mutual funds in the same Keil peer group. However, in each case, the Trustees determined on the basis of the information presented that the level

ADDITIONAL INFORMATION (unaudited) continued

of management fees was not excessive. The Trustees noted that the management fee paid by the Fund was higher than the management fees paid by a majority of the mutual funds against which the Trustees compared the Fund’s management fee, and near the median of that group. The Trustees also noted that the level of profitability realized by EIMC in respect of the fee did not appear excessive.

Economies of scale. The Trustees noted the possibility that economies of scale would be achieved by EIMC in managing the funds as the funds grow. The Trustees noted that the Fund had implemented breakpoints in its advisory fee structure. The Trustees noted that they would continue to review the appropriate levels of breakpoints in the future, and concluded that the breakpoints as implemented appeared to be a reasonable step toward the realization of economies of scale by the Fund.

Profitability. The Trustees considered information provided to them regarding the profitability to the EIMC organization of the investment advisory, administration, and transfer agency (with respect to the open-end funds only) fees paid to EIMC and its affiliates by each of the funds. They considered that the information provided to them was necessarily estimated, and that the profitability information provided to them, especially on a fund-by-fund basis, did not necessarily provide a definitive tool for evaluating the appropriateness of each fund’s advisory fee. They noted that the levels of profitability of the funds to EIMC varied widely, depending on among other things the size and type of fund. They considered the profitability of the funds in light of such factors as, for example, the information they had received regarding the relation of the fees paid by the funds to those paid by other mutual funds, the investment performance of the funds, and the amount of revenues involved. In light of these factors, the Trustees concluded that the profitability of any of the funds, individually or in the aggregate, should not prevent the Trustees from approving the continuation of the agreements.

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TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None

Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Chairman of the Finance Committee, Member of the Executive Committee, and Former Treasurer, Cambridge College

Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Fund Complex (consisting of 53 portfolios as of 12/31/2007)

Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services

Carol A. Kosel[1] Trustee DOB: 12/25/1963 Term of office since: 2008 Other directorships: None

Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Former Manager of Commercial Operations, CMC Steel (steel producer)

Patricia B. Norris Trustee DOB: 4/9/1948 Term of office since: 2006 Other directorships: None

President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1988 Other directorships: None

Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None

President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)

Dr. Russell A. Salton III Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	President/CEO, AccessOne MedCard, Inc.

TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None

Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Director, Old State House Association; Former Trustee, Saint Joseph College (CT)

Richard K. Wagoner, CFA[2] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society

OFFICERS
Dennis H. Ferro[3] President DOB: 6/20/1945 Term of office since: 2003

Principal occupations: President and Chief Executive Officer, Evergreen Investment Company, Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer, Evergreen Investment Company, Inc.

Jeremy DePalma[4] Treasurer DOB: 2/5/1974 Term of office since: 2005

Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000

Principal occupations: Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC; Senior Vice President and Assistant General Counsel, Wachovia Corporation

Robert Guerin[4] Chief Compliance Officer DOB: 9/20/1965 Term of office since: 2007

Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investments Co., Inc.; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

[1]

Each Trustee, except Mses. Kosel and Norris, serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. As new Trustees, Ms. Kosel’s and Ms. Norris’ initial terms end December 31, 2010 and June 30, 2009, respectively, at which times they may be re-elected by Trustees to serve until a successor is duly elected or qualified or until her death, resignation, retirement or removal from office by the Trustees. Each Trustee, except Ms. Kosel, oversaw 94 Evergreen funds as of December 31, 2007. Ms. Kosel became a Trustee on January 1, 2008. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

[2]	Mr. Wagoner is an “interested person” of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund’s investment advisor.
[3]	The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.
[4]	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

563827 rv5 11/2008

Evergreen Large Company Growth Fund

1	LETTER TO SHAREHOLDERS

4	FUND AT A GLANCE

6	PORTFOLIO MANAGER COMMENTARY

12	ABOUT YOUR FUND’S EXPENSES

13	FINANCIAL HIGHLIGHTS

17	SCHEDULE OF INVESTMENTS

20	STATEMENT OF ASSETS AND LIABILITIES

21	STATEMENT OF OPERATIONS

22	STATEMENTS OF CHANGES IN NET ASSETS

23	NOTES TO FINANCIAL STATEMENTS

31	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

32	ADDITIONAL INFORMATION

40	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2008, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wachovia Corporation and is an affiliate of Wachovia Corporation’s other Broker Dealer subsidiaries.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc. 200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

November 2008

Dennis H. Ferro

President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the Annual Report for Evergreen Growth Fund for the twelve-month period ended September 30, 2008 (the “period”).

Investors encountered an extraordinary environment as the fiscal year came to a close. Market volatility intensified substantially in the final quarter of the period, particularly in September 2008, as spreading problems in the credit markets threatened to drag the global economy into a recession. Slowing economic activity and widening restrictions on credit availability undermined confidence in the leading financial institutions, both at home and abroad. Investors fled to the highest-quality securities available. U.S. Treasury securities proved to be the most noticeable beneficiary of the flight to quality. In contrast, the values of most stocks and corporate bonds dropped. Moreover, this turmoil in the capital markets only worsened in the first few weeks immediately after fiscal year end. Elsewhere, foreign equity markets also slumped as fears spread that economic weakening in the United States would prove contagious. In world bond markets, sovereign government securities in industrialized nations performed relatively well, but the values of emerging market debt and foreign high yield corporate bonds were pulled down as evidence mounted of a deceleration in global growth trends. Even the prices of oil and natural gas began to retreat on world markets after climbing to unprecedented heights in the summer of 2008.

After months of deterioration, the U.S. economy contracted in the third quarter of 2008. The U.S. Commerce Department reported in October 2008 that the nation’s real Gross Domestic Product fell by 0.3% from July 2008 through September 2008, with consumer spending recording its greatest drop in three decades. The report validated expectations that the economy had entered into a recession. Fears rose that the slowdown could persist at least through the first quarter of 2009. The news was hardly unexpected, as it followed the steady accumulation of reports documenting declining housing values, falling manufacturing activity, slowing consumer spending and rising unemployment levels. Perhaps the most dramatic news was the collapse or near-collapse of several venerable financial institutions both in the U.S. and in Europe. In response, the Federal Reserve Board (the “Fed”), the U.S. Treasury, the Federal Deposit Insurance Corporation and the Securities and Exchange Commission took a series of dramatic and innovative steps to help the economy and the financial markets emerge from this crisis. In October 2008, Congress rushed through a $700 billion rescue plan designed to address the capital inadequacy of banks. Meanwhile, in a further effort to re-stimulate lending activity, the Fed twice slashed the key fed funds rate in October 2008. The

1

LETTER TO SHAREHOLDERS continued

reductions brought the influential overnight lending rate to just 1.00%. It had been as high as 5.25% as recently as August 2007. Overseas, other major central banks also cut short-term rates to inject liquidity into the financial markets. At the same time, foreign governments took other measures to buttress financial institutions and forestall the possibility of a global recession.

During a volatile and challenging period in the capital markets, the investment managers of Evergreen’s growth-oriented equity funds focused on controlling risk and finding potential opportunities while maintaining the goal of seeking long-term capital appreciation. Managers of Evergreen Large Company Growth Fund and Evergreen Omega Fund focused on bottom-up, fundamental analysis in making individual stock selections. The management teams supervising Evergreen Mid Cap Growth Fund and Evergreen Small-Mid Growth Fund, meanwhile, sought out growing companies with strong fundamentals and reasonable valuations. At the same time, managers of Evergreen Growth Fund concentrated on opportunities among small cap growth companies with above-average earnings prospects and reasonable stock prices. The team supervising Evergreen Strategic Growth Fund, meanwhile, focused on large cap companies offering superior long-term growth potential.

As we look back over the extraordinary series of events during the period, we believe it is vitally important for all investors to keep perspective and remain focused on their long-term strategies. Most importantly, we continue to urge investors to pursue fully diversified strategies to participate in future market gains and limit the risks of potential losses. If they haven’t already done so, we encourage individual investors to work with their financial advisors to develop a diversified, long-term strategy and, most importantly, to adhere to it. Investors should keep in mind that the economy and the financial markets have had long and successful histories of adaptability, recovery, innovation and growth. Proper asset allocation decisions can have significant impacts on the returns of long-term portfolios.

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

Dennis H. Ferro

President and Chief Executive Officer

Evergreen Investment Company, Inc.

2

LETTER TO SHAREHOLDERS continued

Special Notices to Shareholders:

•

Dennis Ferro, President and Chief Executive Officer (CEO) of Evergreen Investments, will retire at the end of 2008 and Peter Cieszko, current President of Global Distribution, will succeed Mr. Ferro as President and CEO at that time. Additionally, David Germany has been named the new Chief Investment Officer (CIO). Please visit our Web site at EvergreenInvestments.com for additional information regarding these announcements.

•

On October 3, 2008, Wachovia Corporation, parent company of Evergreen Investments, and Wells Fargo & Company announced a definitive agreement whereby Wells Fargo will acquire Wachovia in a stock-for-stock transaction. Please visit Wachovia.com for additional information regarding this announcement.

3

FUND AT A GLANCE

as of September 30, 2008

MANAGEMENT TEAM

Investment Advisor:

Evergreen Investment Management Company, LLC

Portfolio Manager:

Aziz Hamzaogullari, CFA

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar’s style box is based on a portfolio date as of 9/30/2008.

The Equity style box placement is based on 10 growth and valuation measures for each fund holding and the median size of the companies in which the fund invests.

PERFORMANCE AND RETURNS

Portfolio inception date: 9/11/1935

	Class A	Class B	Class C	Class I
Class inception date	1/20/1998	9/11/1935	1/22/1998	6/30/1999

Nasdaq symbol	EKJAX	EKJBX	EKJCX	EKJYX

Average annual return*

1-year with sales charge	-20.13%	-20.13%	-16.78%	N/A

1-year w/o sales charge	-15.25%	-15.92%	-15.94%	-15.07%

5-year	4.24%	4.43%	4.69%	5.80%

10-year	2.05%	1.90%	1.88%	2.84%

Maximum sales charge	5.75%	5.00%	1.00%	N/A
	Front-end	CDSC	CDSC

*	Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C or I, please go to EvergreenInvestments.com/fundperformance. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Class I prior to its inception is based on the performance of Class B, one of the original classes offered. The historical returns for Class I reflect the 1.00% 12b-1 fee applicable to Class B. Class I does not pay a 12b-1 fee. If this fee had not been reflected, returns for Class I would have been higher. The fund incurs a 12b-1 fee of 0.25% for Class A and 1.00% for Classes B and C.

Returns reflect expense limits previously in effect for Class A, without which returns for Class A would have been lower.

Class I shares are only offered, subject to the minimum initial purchase requirements, in the following manner: (1) to investment advisory clients of EIMC (or its advisory affiliates), (2) to employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans, (3) to fee-based mutual fund wrap accounts, (4) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (5) to certain institutional investors, and (6) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or who owned shares of Vestaur Securities Fund as of May 20, 2005.

Class I shares are only available to institutional shareholders with a minimum of $1 million investment, which may be waived in certain situations.

4

FUND AT A GLANCE continued

Comparison of a $10,000 investment in the Evergreen Large Company Growth Fund Class A shares versus a similar investment in the Russell 1000 Growth Index (Russell 1000 Growth) and the Consumer Price Index (CPI).

The Russell 1000 Growth is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

All data is as of September 30, 2008, and subject to change.

5

PORTFOLIO MANAGER COMMENTARY

The fund’s Class A shares returned -15.25% for the twelve-month period ended September 30, 2008, excluding any applicable sales charges. During the same period, the Russell 1000 Growth returned -20.88% and the Lipper Large-Cap Growth Funds Category had an average return of -22.95%.

The fund’s objective is to seek long-term capital growth.

Investment process

I assumed portfolio management responsibility for Evergreen Large Company Growth Fund effective June 30, 2006. I would like to take this opportunity to share with you some insights into the investment philosophy and process that I have brought to the fund since then. I am a strong believer in the importance of a disciplined, well-defined investment process for achieving superior long-term investment results. Our investment philosophy centers on fundamental, bottom-up, disciplined investing for the long-term. Our ultimate goal is to invest in what we believe are structurally good businesses with sustainable competitive advantages and the ability to grow profitably on a secular basis. We follow a focused strategy where we tend to pursue a small number of companies that we believe can sustain above-average growth of long-term cash flows and sell at a discount to our estimate of the intrinsic value for the business. Because we are long-term investors, we anticipate that the fund’s portfolio turnover may be relatively low. Our sector-weighting decisions will be byproducts of our bottom-up, fundamental analysis of companies, as we refrain from trying to determine macro variables such as interest rates, employment growth and inflation. Our long-term intrinsic value models incorporate assumptions that serve as fundamental milestones along a company’s growth trajectory. We invest in companies where we believe the risk-reward profile is favorable and one of the following factors exists: growth potential is underestimated; investors overreact to short-term concerns; companies are priced below private market value; or valuation is low relative to normalized cash flow power. We reduce or sell our holdings when: an assumption has proved to be flawed; a stock fully reflects fair value; unfavorable structural change takes place in the business; or better risk-reward opportunities are identified.

During the fiscal year, I made no meaningful changes to the fund’s overall sector positioning, continuing with overweight positions in Information Technology, Health Care and Consumer Discretionary names and underweight positions in Industrials, Energy and Materials. I made investments in six new companies and sold our stakes in eight companies. The new companies I invested in were FactSet, Expeditors International, Visa, Merck, Weatherford and Schlumberger. I sold our positions in Apollo, Wal-Mart, Sprint, Pfizer, Cintas, Dell, Intel and Citigroup. In the case of Materials and Energy, I continued our underweight position. This was a direct result of our bottom-up fundamental analysis—which did not identify attractive investments—rather than a top-down macro view. The key driver for companies in these sectors, in my opinion, was the price of commodities, which is driven by supply and demand. We believed commodities prices were well above our estimate of the marginal cost of

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PORTFOLIO MANAGER COMMENTARY continued

production, which in my opinion was not the best time to invest in these cyclical businesses. More importantly, when we looked at the embedded expectations in these companies in terms of margins and returns, we found the prices unattractive. In order to have an upside in these companies, I believed that one had to assume that margins, returns and record peak level fundamentals had the potential to improve on a sustained basis.

Going forward, I would like to make a distinction between Energy and Materials. Although these two sectors may be highly correlated in the near-term, there may be meaningful differences in the longer-term picture. We currently continue to have no holdings in Materials because we still find the risk-reward unappealing. As we stated in our past quarterly communications, we still believe that there may be a commodities bubble, which historically has taken some time to correct, especially with slowing demand both in the developed and developing world. On the other hand, after the recent significant price correction in September 2008, we increased our exposure in Energy, as we believed the structural supply constraints make the fundamentals for the sector more appealing in the long-term.

Of our new investments, I would like to highlight Visa and FactSet to give you insights into our investment process.

Visa is the leading payments network company in the world. Visa’s competitive advantage is related to its massive network, client relationships, brand, processing capability and comprehensive payment products. Visa clients (over 15,000) have over 1.5 billion cards in over 170 countries in the world, and the card is accepted at over 26 million outlets globally. Visa has one of the most recognized brands, which took decades and significant funds to build. Visa also has relationship advantages that create high barriers to its competition. Greater than two-thirds of its clients have been customers for over 10 years and have long-term contracts. Visa has a centralized platform providing clients with faster real-time information and large cost advantages because of the scale of its network. With these advantages, Visa has gained share over the years, and currently is the clear market leader, with over 65% share. Along with the other major player, MasterCard, these two companies dominate 90% of dollar value. We believe Visa’s current advantages are significant and sustainable, and would be very difficult for a competitor to replicate.

The most important growth drivers for Visa are the secular shift to card-based payments from traditional paper-based systems and international expansion. The other drivers are increases in cross-border travel, penetration of new verticals, entrance to new markets, innovation and new ways of making payments. These drivers are key to the growth of Visa’s profits through volume and number of transactions. Based on our estimate of the total addressable market opportunity, penetration and competitive environment, we believe that Visa may generate organic revenue growth rates in the low teens over the next

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PORTFOLIO MANAGER COMMENTARY continued

five years. We also believe that Visa could grow its free cash flow around the mid-teens, in percentage rates, as Visa’s margins and return on invested capital could expand as Visa scales its business. The company has a strong financial position, with little debt and strong cash flow generation characteristics. Lastly, we believe at the initial public offering (IPO) price and later at our purchase prices post-IPO, the company was selling at a discount to our estimate of its intrinsic value. Post-IPO, Visa’s stock was down, especially in the last quarter ending September 30, 2008, as a result of an anticipated slowdown in consumer spending worldwide. Although we understand near-term worries, we believe these issues are temporary in nature and do not change our structural long-term fundamental view of the business.

FactSet is a leading provider of market data, research and analytics to investment professionals globally. FactSet is the only provider that combines both proprietary and third-party content and hundreds of databases in its own online service. Additionally, we believe FactSet’s products allow for analyzing clients’ own data and may ultimately create more efficient workflow for investment professionals. FactSet’s entire business model and culture is very client-centric and is focused on providing high levels of consulting and client service. These conditions tend to create strong relationships with clients and provide cross-selling opportunities. Most importantly, this model results in high switching costs for its clients, who end up with solutions that are critical to their investment processes. Therefore, the subscription renewal rates currently are north of 90%. The most important revenue growth drivers are cross-selling (selling more solutions) to existing clients, introduction of new products and pricing. The total worldwide spending on financial and economic information is estimated at $25 billion (source: Veronis Suhler Stevenson). The main competitors are Reuters, Bloomberg and Thomson.

We currently estimate that, considering the type of products and services FactSet provides, its addressable market may be around $10 billion to $15 billion, assuming the company is addressing a market with around 500,000 investment professionals. At present, we estimate FactSet has penetrated only 7% of its potential customer base. We believe this is a company that is very innovative, finding solutions to distinct problems with truly differentiated offerings. As a result, we believe the company has the potential to garner a much higher percentage of its customers’ spending, especially because a good portion of that spending is still invested in in-house solutions that may be less effective and less efficient than a FactSet solution. As a result, we currently estimate the company may grow its top line by a percentage rate in the mid-teens over the next five years. We believe FactSet’s balance sheet and financial model are strong right now. The company has a subscription-based model that has provided high recurring revenue and profit streams, with strong cash flow generation capabilities, resulting in returns on capital well in excess of its cost of capital. We believe FactSet has an excellent management team; we give them high marks for experience, tenure, long-term focus, capital allocation and

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PORTFOLIO MANAGER COMMENTARY continued

vested ownership. We believe the third-quarter concerns regarding the financial markets and FactSet’s customers created a long-term opportunity for investors like us, as the company was selling at a meaningful discount to our estimate of its intrinsic value.

Contributors to performance

Like last fiscal year, the fund’s outperformance relative to its benchmark during the period was mostly driven by stock selection, especially in the Consumer Discretionary, Health Care and Information Technology sectors. In Information Technology, our long-term holdings, Qualcomm and Automatic Data Processing, were major contributors. Major out-performers were: Amgen and Novartis in Health Care; Apollo in Consumer Discretionary; Wal-Mart, Clorox and Procter & Gamble in Consumer Staples; and Marsh & McLennan in Financials. We sold Apollo, the best-performing stock in our portfolio in the last fiscal year, as it reached our estimate of intrinsic value. We also sold another outperforming stock, Wal-Mart, as we found better risk-reward opportunities elsewhere in the market.

I would like to highlight Amgen among the positive contributors to help illustrate our patient and disciplined investing in structurally good businesses that are experiencing temporary problems and creating a buying opportunity for long-term investors like us. Amgen’s stock was negatively impacted in 2007 and was the worst-performing stock in our portfolio in the last fiscal year due to uncertainty around its highly successful anemia franchise; competitive concerns around the introduction of Roche’s CERA; and questions about its pipeline after the Vectibix failure. Back then, I decided to take advantage of the price weakness in Amgen and added to our position, as I believed the valuation of Amgen was giving very little credit to the company’s future pipeline and cash flows. Currently, Amgen has five of the seven total biotech blockbusters on the market. The company has been the leader in the anemia market, white blood cell booster market and rheumatoid arthritis market. Although the issues in the anemia market resulted in shrinkage of the market and thus lowered our estimate of the company’s intrinsic value, we believed Amgen had economic characteristics that were very difficult to duplicate, driven by strong intellectual property and research and development pipeline, and the ability for commercialization. Also, we believed that the anemia market would eventually stabilize at a smaller base and start growing again with positive pricing. So although we were wrong at our initial estimate of the business, we believe investors overreacted, providing us with a buying opportunity in this franchise.

Detractors from performance

Major detractors in order were Legg Mason, Citigroup, Amazon, Google and Cisco Systems. I added to our positions in Google, Cisco and Legg Mason. I sold Citigroup, where our initial estimate of the intrinsic value was wrong and as we found better risk-reward opportunities elsewhere. Amazon, our largest holding in the portfolio, was one of the worst-performing stocks after Legg Mason and Citigroup. Still, Amazon has been the

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PORTFOLIO MANAGER COMMENTARY continued

best-performing stock during my tenure on this fund. Given that Amazon is our largest holding, I would like to highlight it among the underperforming stocks to explain why we still like its long-term prospects.

Amazon is a great example of what we believe to be a strong business with solid growth drivers selling at a significant discount to our estimate of the company’s intrinsic value. We believe the key growth driver for Amazon is the shift from off-line retail to online retail, since it is cheaper and more convenient for consumers to buy goods online. We believe that Amazon is the best-positioned company to take advantage of this secular shift, which is in a very early stage. The U.S. Department of Commerce estimates that online retail is at a low single-digit penetration level in the United States, and we believe this rate may reach the high single digits over the next five years. The worldwide online retail penetration rate is lower than that of the United States, which, in our opinion, means that a substantial opportunity may exist for Amazon on a global basis. The key competitive advantages for Amazon are brand, cost and scale advantages related to its business model and technology, logistics and distribution infrastructure. These structural and sustainable advantages enable the company to offer three things the consumer values: price, convenience and selection. We believe Amazon’s business model is structurally superior compared to a brick-and-mortar retailer, because Amazon does not have to carry duplicative physical inventory in many stores, but rather carries inventory in a few central distribution centers. This structure results in lower capital requirements and higher return on invested capital, as well as higher inventory turns even when compared to best-in-class traditional retailers. The company also has negative working capital requirements, which means working capital and inventory are sources of cash. We believe it is very difficult for an on- or off-line competitor, or a new entrant, to replicate these characteristics. We currently anticipate that as time passes and Amazon increases its scale, number of customers and buying power, it will become even more difficult to replicate what the company has built. In our opinion, Amazon’s advantages will become a self-fulfilling virtuous cycle. Over 60% of Amazon’s revenues come from media, in which the company has an estimated 25% market share, according to Forrester Research. We expect online retail, in general, to expand as a category as more people become connected to the Internet and buy online. We believe Amazon’s growth should be sustainable as the company grows the categories in which it competes beyond media, expands internationally and increases third-party offerings, especially abroad. After reporting a weaker-than-expected quarter for margins and earnings in July 2006, Amazon’s stock declined more than 20% in one day. We believe the main reasons for the shortfall were Amazon’s investments in expansion of international third-party sales, increased involvement in new categories (such as toys, groceries and movie downloading) and higher costs associated with free shipping and prime membership. I increased our positions in Amazon because, in my opinion, Amazon was still the leading online retailer, and investments made in it could prove beneficial in the long-term. Also, we expect Amazon’s margins and returns on capital to expand significantly as Amazon scales its

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business into new markets and regions. In addition, Amazon management’s long-term thinking, efficient allocation of capital and free cash flow focus are appealingly in line with my investment philosophy. Amazon’s stock has been under pressure recently as expectations of a global slowdown have been reflected in the share price. I believe Amazon is one of the very few businesses that offer the kind of sustainable long-term growth, superior and improving economics and outstanding risk-reward profile that we favor.

Portfolio management outlook

Our investment process is guided by my steadfast commitment to the long-term. A byproduct of such a process and philosophy has been a relatively low portfolio turnover ratio, even though the fund does not have a stated goal of maintaining a specified level of portfolio turnover. At the end of this fiscal year, the portfolio turnover ratio was 39%, a much higher turnover than last year as I took advantage of bargains in the market and extreme volatility. Between June 30, 2006, when I became the portfolio manager of the fund, and September 30, 2008, the estimated annualized turnover was 28%. While shifting market conditions may warrant additional portfolio transactions and a higher turnover ratio, we remain committed to a philosophy of investing for the long-term.

I thank you for your investment in Evergreen Large Company Growth Fund.

Aziz V. Hamzaogullari, CFA

This commentary reflects the views and opinions of the fund’s portfolio manager(s) on the date indicated and may include statements that constitute “forward-looking statements” under the U.S. Securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the fund, markets, or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties, and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and Evergreen undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed herein (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the fund’s trading intent.

You should carefully consider the fund’s investment objectives, policies, risks, charges and expenses before investing. To obtain a prospectus, which contains this and other important information visit www.EvergreenInvestments.com or call 1.800.847.5397. Please read the prospectus carefully before investing.

11

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2008 to September 30, 2008.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	4/1/2008	9/30/2008	During Period*

Actual
Class A	$1,000.00	$982.26	$5.30
Class B	$1,000.00	$979.23	$9.01
Class C	$1,000.00	$977.74	$9.00
Class I	$1,000.00	$983.65	$4.07
Hypothetical
(5% return before expenses)
Class A	$1,000.00	$1,019.65	$5.40
Class B	$1,000.00	$1,015.90	$9.17
Class C	$1,000.00	$1,015.90	$9.17
Class I	$1,000.00	$1,020.90	$4.14

*

For each class of the fund, expenses are equal to the annualized expense ratio of each class (1.07% for Class A, 1.82% for Class B, 1.82% for Class C and 0.82% for Class I), multiplied by the average account value over the period, multiplied by 183 / 366 days.

12

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended September 30,

CLASS A	2008	2007	2006	2005	2004

Net asset value, beginning of period	$8.50	$6.96	$6.66	$5.96	$5.52

Income from investment operations
Net investment income (loss)	0.03[1]	0.01[1]	0[1]	0.01[1]	(0.02)[1]
Net realized and unrealized gains or losses on investments	(1.33)	1.53	0.31	0.69	0.46

Total from investment operations	(1.30)	1.54	0.31	0.70	0.44

Distributions to shareholders from
Net investment income	0[2]	0	(0.01)	0	0

Net asset value, end of period	$7.20	$8.50	$6.96	$6.66	$5.96

Total return[3]	(15.25)%	22.13%	4.65%	11.74%	7.97%

Ratios and supplemental data
Net assets, end of period (thousands)	$276,771	$361,051	$341,511	$370,926	$399,769
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.07%	1.10%	1.14%	1.15%	1.18%
Expenses excluding waivers/reimbursements and expense reductions	1.09%	1.12%	1.14%	1.15%	1.18%
Net investment income (loss)	0.44%	0.10%	(0.01)%	0.18%	(0.36)%
Portfolio turnover rate	39%	21%	117%	120%	106%

1	Net investment income (loss) per share is based on average shares outstanding during the period.
2	Amount represents less than $0.005 per share.
3	Excluding applicable sales charges

See Notes to Financial Statements

13

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended September 30,

CLASS B	2008	2007	2006	2005	2004

Net asset value, beginning of period	$7.85	$6.47	$6.23	$5.61	$5.23

Income from investment operations
Net investment income (loss)	(0.02)[1]	(0.04)[1]	(0.05)[1]	(0.03)[1]	(0.06)[1]
Net realized and unrealized gains or losses on investments	(1.23)	1.42	0.29	0.65	0.44

Total from investment operations	(1.25)	1.38	0.24	0.62	0.38

Net asset value, end of period	$6.60	$7.85	$6.47	$6.23	$5.61

Total return[2]	(15.92)%	21.33%	3.85%	11.05%	7.27%

Ratios and supplemental data
Net assets, end of period (thousands)	$10,489	$16,694	$17,986	$21,949	$27,068
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.81%	1.82%	1.84%	1.85%	1.88%
Expenses excluding waivers/reimbursements and expense reductions	1.81%	1.82%	1.84%	1.85%	1.88%
Net investment income (loss)	(0.31)%	(0.61)%	(0.71)%	(0.50)%	(1.07)%
Portfolio turnover rate	39%	21%	117%	120%	106%

1	Net investment income (loss) per share is based on average shares outstanding during the period.
2	Excluding applicable sales charges

See Notes to Financial Statements

14

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended September 30,

CLASS C	2008	2007	2006	2005	2004

Net asset value, beginning of period	$7.84	$6.47	$6.23	$5.61	$5.24

Income from investment operations
Net investment income (loss)	(0.02)[1]	(0.04)[1]	(0.05)[1]	(0.03)[1]	(0.06)[1]
Net realized and unrealized gains or losses on investments	(1.23)	1.41	0.29	0.65	0.43

Total from investment operations	(1.25)	1.37	0.24	0.62	0.37

Net asset value, end of period	$6.59	$7.84	$6.47	$6.23	$5.61

Total return[2]	(15.94)%	21.17%	3.85%	11.05%	7.06%

Ratios and supplemental data
Net assets, end of period (thousands)	$10,046	$10,058	$8,397	$8,799	$8,778
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.82%	1.82%	1.84%	1.85%	1.88%
Expenses excluding waivers/reimbursements and expense reductions	1.82%	1.82%	1.84%	1.85%	1.88%
Net investment income (loss)	(0.30)%	(0.61)%	(0.71)%	(0.53)%	(1.06)%
Portfolio turnover rate	39%	21%	117%	120%	106%

1	Net investment income (loss) per share is based on average shares outstanding during the period.
2	Excluding applicable sales charges

See Notes to Financial Statements

15

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended September 30,

CLASS I	2008	2007	2006	2005	2004

Net asset value, beginning of period	$8.53	$6.96	$6.67	$5.94	$5.49

Income from investment operations
Net investment income (loss)	0.05[1]	0.03[1]	0.02[1]	0.03[1]	0[1]
Net realized and unrealized gains or losses on investments	(1.33)	1.54	0.30	0.70	0.45

Total from investment operations	(1.28)	1.57	0.32	0.73	0.45

Distributions to shareholders from
Net investment income	(0.03)	0	(0.03)	0	0

Net asset value, end of period	$7.22	$8.53	$6.96	$6.67	$5.94

Total return	(15.07)%	22.56%	4.81%	12.29%	8.20%

Ratios and supplemental data
Net assets, end of period (thousands)	$6,321	$11,197	$13,605	$14,685	$15,323
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.81%	0.82%	0.84%	0.85%	0.88%
Expenses excluding waivers/reimbursements and expense reductions	0.81%	0.82%	0.84%	0.85%	0.88%
Net investment income (loss)	0.68%	0.39%	0.29%	0.49%	(0.05)%
Portfolio turnover rate	39%	21%	117%	120%	106%

1	Net investment income (loss) per share is based on average shares outstanding during the period.

See Notes to Financial Statements

16

SCHEDULE OF INVESTMENTS

September 30, 2008

	Shares	Value

COMMON STOCKS 99.3%
CONSUMER DISCRETIONARY 14.4%
Hotels, Restaurants & Leisure 0.9%
Carnival Corp.	75,419	$2,666,062

Internet & Catalog Retail 6.4%
Amazon.com, Inc. *	265,491	19,317,125

Media 2.4%
Omnicom Group, Inc.	189,032	7,289,074

Multiline Retail 1.0%
Target Corp.	64,500	3,163,725

Specialty Retail 1.8%
Best Buy Co., Inc.	73,231	2,746,162
Home Depot, Inc.	105,700	2,736,573

		5,482,735

Textiles, Apparel & Luxury Goods 1.9%
Timberland Co., Class A *	339,600	5,898,852

CONSUMER STAPLES 9.8%
Beverages 4.8%
Coca-Cola Co.	177,366	9,379,114
Diageo plc, ADR ρ	75,140	5,174,141

		14,553,255

Household Products 5.0%
Clorox Co.	111,900	7,015,011
Procter & Gamble Co.	116,473	8,117,003

		15,132,014

ENERGY 8.5%
Energy Equipment & Services 3.0%
Schlumberger, Ltd. ρ	62,300	4,865,007
Weatherford International, Ltd. *	176,300	4,432,182

		9,297,189

Oil, Gas & Consumable Fuels 5.5%
Chevron Corp.	101,100	8,338,728
ConocoPhillips	113,330	8,301,422

		16,640,150

FINANCIALS 10.4%
Capital Markets 3.2%
Legg Mason, Inc.	254,400	9,682,464

Consumer Finance 3.9%
Visa, Inc., Class A ρ	193,700	11,891,243

Insurance 3.3%
Marsh & McLennan Cos.	309,487	9,829,307

See Notes to Financial Statements

17

SCHEDULE OF INVESTMENTS continued

September 30, 2008

	Shares	Value

COMMON STOCKS continued
HEALTH CARE 24.3%
Biotechnology 6.8%
Amgen, Inc. *	210,720	$12,489,374
Biogen Idec, Inc. *	164,055	8,250,326

		20,739,700

Health Care Equipment & Supplies 5.6%
Medtronic, Inc.	187,217	9,379,572
St. Jude Medical, Inc. *	41,980	1,825,710
Zimmer Holdings, Inc. *	90,419	5,837,451

		17,042,733

Health Care Providers & Services 2.6%
WellPoint, Inc. *	165,500	7,740,435

Pharmaceuticals 9.3%
Bristol-Myers Squibb Co.	424,592	8,852,743
Merck & Co., Inc.	244,300	7,710,108
Novartis AG, ADR	219,800	11,614,232

		28,177,083

INDUSTRIALS 4.9%
Air Freight & Logistics 3.1%
Expeditors International of Washington, Inc.	197,000	6,863,480
United Parcel Service, Inc., Class B	39,800	2,503,022

		9,366,502

Industrial Conglomerates 1.8%
General Electric Co.	109,287	2,786,818
Tyco International, Ltd.	80,879	2,832,383

		5,619,201

INFORMATION TECHNOLOGY 27.0%
Communications Equipment 6.9%
Cisco Systems, Inc. *	437,000	9,858,720
QUALCOMM, Inc.	257,058	11,045,782

		20,904,502

Internet Software & Services 4.3%
Google, Inc., Class A *	32,980	13,209,150

IT Services 2.0%
Automatic Data Processing, Inc.	140,193	5,993,251

Semiconductors & Semiconductor Equipment 4.1%
Altera Corp.	516,314	10,677,374
Texas Instruments, Inc.	83,991	1,805,806

		12,483,180

See Notes to Financial Statements

18

SCHEDULE OF INVESTMENTS continued

September 30, 2008

	Shares	Value

COMMON STOCKS continued
INFORMATION TECHNOLOGY continued
Software 9.7%
FactSet Research Systems, Inc. ρ	129,100	$6,745,475
Microsoft Corp.	344,899	9,205,354
Oracle Corp. *	664,728	13,500,626

		29,451,455

Total Common Stocks (cost $293,566,885)		301,570,387

SHORT-TERM INVESTMENTS 6.3%
MUTUAL FUND SHARES 6.3%
BGI Prime Money Market Fund, Premium Class, 2.55% q ρρ	873,230	873,230
BlackRock Liquidity TempFund, Institutional Class, 2.68% q ρρ	882,973	882,973
Evergreen Institutional Money Market Fund, Class I, 2.79% q ø ρρ	15,089,169	15,089,169
Evergreen Institutional U.S. Government Money Market Fund, Class I, 1.98% q ø	1,345,098	1,345,098
Morgan Stanley Institutional Liquidity Fund Money Market Portfolio, Institutional Class, 2.59% q ρρ	880,727	880,727

Total Short-Term Investments (cost $19,071,197)		19,071,197

Total Investments (cost $312,638,082) 105.6%		320,641,584
Other Assets and Liabilities (5.6%)		(17,013,495)

Net Assets 100.0%		$303,628,089

*	Non-income producing security
ρ	All or a portion of this security is on loan.
q	Rate shown is the 7-day annualized yield at period end.
ρρ	All or a portion of this security represents investment of cash collateral received from securities on loan.
Ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

Summary of Abbreviations

ADR	American Depository Receipt

The following table shows the percent of total long-term investments by sector as of September 30, 2008:

Information Technology	27.3%
Health Care	24.4%
Consumer Discretionary	14.5%
Financials	10.4%
Consumer Staples	9.8%
Energy	8.6%
Industrials	5.0%

100.0%

See Notes to Financial Statements

19

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2008

Assets
Investments in securities, at value (cost $296,203,815) including $18,163,680 of securities loaned	$304,207,317
Investments in affiliated money market funds, at value (cost $16,434,267)	16,434,267

Total investments	320,641,584
Receivable for securities sold	3,956,389
Receivable for Fund shares sold	64,279
Dividends receivable	483,094
Receivable for securities lending income	6,022
Prepaid expenses and other assets	64,877

Total assets	325,216,245

Liabilities
Payable for securities purchased	3,162,585
Payable for Fund shares redeemed	625,884
Payable for securities on loan	17,726,099
Advisory fee payable	4,041
Distribution Plan expenses payable	2,342
Due to other related parties	2,542
Accrued expenses and other liabilities	64,663

Total liabilities	21,588,156

Net assets	$303,628,089

Net assets represented by
Paid-in capital	$356,710,197
Undistributed net investment income	1,340,540
Accumulated net realized losses on investments	(62,426,150)
Net unrealized gains on investments	8,003,502

Total net assets	$303,628,089

Net assets consists of
Class A	$276,771,219
Class B	10,489,478
Class C	10,046,452
Class I	6,320,940

Total net assets	$303,628,089

Shares outstanding (unlimited number of shares authorized)
Class A	38,457,083
Class B	1,590,499
Class C	1,523,444
Class I	875,660

Net asset value per share
Class A	$7.20
Class A — Offering price (based on sales charge of 5.75%)	$7.64
Class B	$6.60
Class C	$6.59
Class I	$7.22

See Notes to Financial Statements

20

STATEMENT OF OPERATIONS

Year Ended September 30, 2008

Investment income
Dividends (net of foreign withholding taxes of $75,036)	$5,128,538
Income from affiliates	94,507
Securities lending	50,937

Total investment income	5,273,982

Expenses
Advisory fee	1,787,130
Distribution Plan expenses
Class A	876,006
Class B	134,420
Class C	105,097
Administrative services fee	349,966
Transfer agent fees	495,923
Trustees’ fees and expenses	8,016
Printing and postage expenses	39,988
Custodian and accounting fees	85,123
Registration and filing fees	52,147
Professional fees	30,860
Interest expense	364
Other	7,780

Total expenses	3,972,820
Less: Expense reductions	(3,950)
Expense reimbursements	(73,860)

Net expenses	3,895,010

Net investment income	1,378,972

Net realized and unrealized gains or losses on investments
Net realized gains on investments	9,145,566
Net change in unrealized gains or losses on investments	(69,414,753)

Net realized and unrealized gains or losses on investments	(60,269,187)

Net decrease in net assets resulting from operations	$(58,890,215)

See Notes to Financial Statements

21

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30,

	2008		2007

Operations
Net investment income		$1,378,972		$244,184
Net realized gains on investments		9,145,566		19,111,834
Net change in unrealized gains or losses on investments		(69,414,753)		58,291,091

Net increase (decrease) in net assets resulting from operations		(58,890,215)		77,647,109

Distributions to shareholders from
Net investment income
Class A		(196,570)		0
Class I		(37,174)		0

Total distributions to shareholders		(233,744)		0

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	939,822	7,395,702	658,088	5,052,812
Class B	231,826	1,683,290	277,355	1,964,204
Class C	482,928	3,623,787	204,197	1,497,628
Class I	260,591	1,982,028	10,798	81,000

		14,684,807		8,595,644

Net asset value of shares issued in reinvestment of distributions
Class A	20,184	168,534	0	0
Class I	410	3,431	0	0

		171,965		0

Automatic conversion of Class B shares to Class A shares
Class A	283,664	2,206,226	243,581	1,875,682
Class B	(308,364)	(2,206,226)	(263,049)	(1,875,682)

		0		0

Payment for shares redeemed
Class A	(5,254,215)	(40,872,573)	(7,513,393)	(57,431,898)
Class B	(460,907)	(3,269,287)	(667,586)	(4,726,568)
Class C	(241,656)	(1,697,923)	(220,615)	(1,573,080)
Class I	(698,012)	(5,265,260)	(652,282)	(5,011,033)

		(51,105,043)		(68,742,579)

Net decrease in net assets resulting from capital share transactions		(36,248,271)		(60,146,935)

Total increase (decrease) in net assets		(95,372,230)		17,500,174
Net assets
Beginning of period		399,000,319		381,500,145

End of period		$303,628,089		$399,000,319

Undistributed net investment income		$1,340,540		$196,321

See Notes to Financial Statements

22

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Large Company Growth Fund (the “Fund”) is a diversified series of Evergreen Equity Trust (the “Trust”), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C and Class I shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge but are subject to a contingent deferred sales charge of 1.00% upon redemption within 18 months. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption within one year. Class I shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of Investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices. Foreign securities may be valued at fair value according to procedures approved by the Board of Trustees if the closing price is not reflective of current market values due to trading or events occurring in the foreign markets between the close of the established exchange and the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. The value of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold.

Portfolio debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or

23

NOTES TO FINANCIAL STATEMENTS continued

estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current market value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

b. Repurchase agreements

Securities pledged as collateral for repurchase agreements are held by the custodian bank or in a segregated account in the Fund’s name until the agreements mature. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. However, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. The Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees. In certain instances, the Fund’s securities lending agent may provide collateral in the form of repurchase agreements.

c. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

d. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

24

NOTES TO FINANCIAL STATEMENTS continued

e. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

f. Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required. The Fund has adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”) which prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund’s financial statements have not been impacted by the adoption of FIN 48. The Fund’s income and excise tax returns and all financial records supporting those returns are subject to examination by the federal, Massachusetts and Delaware revenue authorities for all taxable years beginning after September 30, 2004.

g. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

During the year ended September 30, 2008, the following amounts were reclassified:

Paid-in capital	$1,009
Undistributed net investment income	(1,009)

h. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund and is paid an annual fee starting at 0.51% and declining to 0.26% as average daily net assets increase. For the year ended September 30, 2008, the advisory fee was equivalent to 0.51% of the Fund’s average daily net assets.

25

NOTES TO FINANCIAL STATEMENTS continued

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. During the year ended September 30, 2008, EIMC voluntarily reimbursed Distribution Plan expenses (see Note 4) relating to Class A shares in the amount of $73,860.

The Fund may invest in money market funds which are advised by EIMC. Income earned on these investments is included in income from affiliates on the Statement of Operations.

Effective January 1, 2008, EIMC replaced Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, as the administrator to the Fund upon the assignment of the Fund’s Administrative Services Agreement from EIS to EIMC. There were no changes to the services being provided or fees being paid by the Fund. The administrator provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds) starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase. For the year ended September 30, 2008, the administrative services fee was equivalent to 0.10% of the Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the year ended September 30, 2008, the transfer agent fees were equivalent to an annual rate of 0.14% of the Fund’s average daily net assets.

Wachovia Bank NA, through its securities lending division of Wachovia Global Securities Lending, acts as the securities lending agent for the Fund.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the year ended September 30, 2008, the Fund paid brokerage commissions of $45,494 to Wachovia Securities, LLC.

4. DISTRIBUTION PLANS

EIS serves as distributor of the Fund’s shares. The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, the Fund is permitted to pay distribution fees at an annual rate of up to 0.75% of the average daily net assets for Class A shares and up to 1.00% of the average daily net assets for each of Class B and Class C shares. However, currently the distribution fees for Class A shares are limited to 0.25% of the average daily net assets of the class. Prior to April 1, 2008, distribution fees were paid at an annual rate of 0.30% of the average daily net assets for Class A shares.

26

NOTES TO FINANCIAL STATEMENTS continued

For the year ended September 30, 2008, EIS received $7,061 from the sale of Class A shares and $25, $32,196 and $852 in contingent deferred sales charges from redemptions of Class A, Class B and Class C shares, respectively.

5. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $134,748,781 and $168,567,433, respectively, for the year ended September 30, 2008.

During the year ended September 30, 2008, the Fund loaned securities to certain brokers and earned $17,463 in affiliated income relating to securities lending activity which is included in income from affiliates on the Statement of Operations. At September 30, 2008, the value of securities on loan and the total value of collateral received for securities loaned amounted to $18,163,680 and $17,726,099, respectively. Any additional collateral required when the total value of collateral received is not sufficient to cover the value of the securities on loan due to market fluctuations is received the following business day.

On September 30, 2008, the aggregate cost of securities for federal income tax purposes was $312,808,737. The gross unrealized appreciation and depreciation on securities based on tax cost was $32,094,259 and $24,261,412, respectively, with a net unrealized appreciation of $7,832,847.

As of September 30, 2008, the Fund had $62,255,495 in capital loss carryovers for federal income tax purposes with $24,379,268 expiring in 2010 and $37,876,227 expiring in 2011.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the year ended September 30, 2008, the Fund did not participate in the interfund lending program.

7. DISTRIBUTIONS TO SHAREHOLDERS

As of September 30, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Unrealized Appreciation	Capital Loss Carryovers	Temporary Book/Tax Differences

$1,374,166	$7,832,847	$62,255,495	$(33,626)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash

27

NOTES TO FINANCIAL STATEMENTS continued

sales. The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

The tax character of distributions paid were $233,744 of ordinary income for the year ended September 30, 2008. No distributions were paid for the year ended September 30, 2007.

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

9. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $100 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% on the unused balance, which is allocated pro rata. Prior to June 27, 2008, the annual commitment fee was 0.08%.

During the year ended September 30, 2008, the Fund had average borrowings outstanding of $13,002 at an average rate of 2.80% and paid interest of $364.

11. REGULATORY MATTERS AND LEGAL PROCEEDINGS

The Evergreen funds, EIMC and certain of EIMC’s affiliates are involved in various legal actions, including private litigation and class action lawsuits. In addition, the Evergreen funds, EIMC and certain of EIMC’s affiliates may be subject from time to time to regulatory inquiries and investigations. EIMC does not expect that any of the legal actions, inquiries or investigations currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds. There can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase

28

NOTES TO FINANCIAL STATEMENTS continued

Evergreen fund transaction costs or operating expenses or have other adverse consequences on the Evergreen funds.

The SEC and the Secretary of the Commonwealth, Securities Division, of the Commonwealth of Massachusetts are conducting separate investigations of EIMC and EIS concerning alleged issues surrounding the drop in net asset value of the Evergreen Ultra Short Opportunities Fund (the “Ultra Short Fund”) in May and June 2008. In addition, various Evergreen entities are defendants in three purported class actions in U.S. District Court for the District of Massachusetts and related to the same events. The cases generally allege that investors in the Ultra Short Fund suffered losses as a result of (i) misleading statements in Ultra Short Fund’s prospectus, (ii) the failure to accurately price securities in the Ultra Short Fund at different points in time and (iii) the failure of the Ultra Short Fund’s risk disclosures and description of its investment strategy to inform investors adequately of the actual risks of the fund.

12. NEW ACCOUNTING PRONOUNCEMENTS

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by existing standards. The change to current generally accepted accounting principles from the application of FAS 157 relates to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management of the Fund does not believe the adoption of FAS 157 will materially impact the financial statement amounts, however, additional disclos ures will be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management of the Fund does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at perio d end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008.

29

NOTES TO FINANCIAL STATEMENTS continued

13. SUBSEQUENT EVENT

Wells Fargo & Company (“Wells Fargo”) and Wachovia announced on October 3, 2008 that Wells Fargo agreed to acquire Wachovia in a whole company transaction that will include all of Wachovia’s banking and other businesses. The transaction is expected to close during the fourth quarter of 2008, subject to receipt of regulatory approvals and Wachovia shareholder approval. In connection with this transaction, Wachovia has issued preferred shares representing approximately a 40% voting interest in Wachovia to Wells Fargo. Due to its ownership of preferred shares, Wells Fargo may be deemed to control EIMC.

If Wells Fargo is deemed to control EIMC, then the advisory agreement between the Fund and EIMC would have terminated automatically in connection with the issuance of preferred shares. To address this possibility, on October 20, 2008 the Board of Trustees approved an interim advisory agreement with EIMC which became effective upon the issuance of the preferred shares. The interim agreement will be in effect for a period of up to 150 days. EIMC’s receipt of the advisory fees under an interim advisory agreement is subject to the approval by shareholders of the Fund of a new advisory agreement with EIMC.

30

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders

Evergreen Equity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Large Company Growth Fund, a series of the Evergreen Equity Trust, as of September 30, 2008 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2008 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Large Company Growth Fund as of September 30, 2008, the results of its operations, changes in its net assets and financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 24, 2008

31

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

For corporate shareholders, 100% of ordinary income dividends paid during the fiscal year ended September 30, 2008 qualified for the dividends received deduction.

With respect to dividends paid from investment company taxable income during the fiscal year ended September 30, 2008, the Fund designates 100% of ordinary income and any short-term capital gain distributions as Qualified Dividend Income in accordance with the Internal Revenue Code. Complete 2008 year-end tax information will be reported on your 2008 Form 1099-DIV, which shall be provided to you in early 2009.

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ADDITIONAL INFORMATION (unaudited) continued

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT

Each year, the Fund’s Board of Trustees determines whether to approve the continuation of the Fund’s investment advisory agreements. In September 2008, the Trustees, including a majority of the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Fund or EIMC (the “independent Trustees”), approved the continuation of the Fund’s investment advisory agreements. (References below to the “Fund” are to Evergreen Large Company Growth Fund; references to the “funds” are to the Evergreen funds generally.)

At the same time, the Trustees considered the continuation of the investment advisory agreements for all of the funds. The description below refers in many cases to the Trustees’ process for considering, and conclusions regarding, all of the funds’ agreements. In all of its deliberations, the Board of Trustees and the independent Trustees were advised by independent counsel to the independent Trustees and counsel to the funds.

The review process. In connection with its review of the funds’ investment advisory agreements, the Board of Trustees requests and evaluates, and EIMC and any sub-advisors furnish, such information as the Trustees consider to be reasonably necessary in the circumstances. The Trustees began their 2008 review process at the time of the last advisory contract-renewal process in September 2007. In the course of their 2007 review, the Trustees identified a number of funds that had experienced either short-term or longer-term performance issues. During the 2008 review process, the Trustees monitored each of these funds in particular for changes in performance and for the results of any changes in a fund’s investment process or investment team. In addition, during the course of the year, the Trustees regularly reviewed information regarding the investment performance of all of the funds, paying particular attention to funds whose performance since September 2007 indicated short-term or longer-term performance issues.

In spring 2008, a committee of the Board of Trustees (the “Committee”), working with EIMC management, determined generally the types of information the Board would review as part of its 2008 review process and set a timeline detailing the information required and the dates for its delivery to the Trustees. The Board engaged the independent data provider Keil Fiduciary Strategies LLC (“Keil”) to provide fund-specific and industry-wide data containing information of a nature and in a format generally prescribed by the Committee, and the Committee worked with Keil and EIMC to develop appropriate groups of peer funds for each fund. The Committee also identified a number of expense, performance, and other issues and requested specific information as to those issues.

The Trustees reviewed, with the assistance of an independent industry consultant retained by the independent Trustees, the information that EIMC and Keil provided. The Trustees formed small groups to review individual funds in greater detail. In addition, the Trustees

33

ADDITIONAL INFORMATION (unaudited) continued

considered information regarding, among other things, brokerage practices of the funds, the use of derivatives by the funds, strategic planning for the funds, analyst and research support available to the portfolio management teams, and information regarding the various fall-out benefits received directly and indirectly by EIMC and its affiliates from the funds. The Trustees requested and received additional information following that review.

The Committee met several times by telephone during the 2008 review process to consider the information provided by EIMC. The Committee then met with representatives of EIMC. In addition, over the period of this review, the independent Trustees discussed the continuation of the funds’ advisory agreements with representatives of EIMC and in multiple private sessions with independent legal counsel at which no personnel of EIMC were present. At a meeting of the full Board of Trustees in September, the Committee reported the results of its discussions with EIMC, and the full Board met with representatives of EIMC and engaged in further review of the materials provided to it, and approved the continuation of each of the advisory and sub-advisory agreements.

In considering the continuation of the agreements, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Trustees evaluated information provided to them both in terms of the funds generally and with respect to each fund, including the Fund, specifically as they considered appropriate. Although the Trustees considered the continuation of the agreements as part of the larger process of considering the continuation of the advisory contracts for all of the funds, their determination to continue the advisory agreements for each of the funds was ultimately made on a fund-by-fund basis.

This summary describes a number of the most important, and not necessarily all, of the factors considered by the Board and the independent Trustees.

Information reviewed. The Board of Trustees and committees of the Board of Trustees meet periodically during the course of the year. At those meetings, EIMC presents a wide variety of information regarding the services it performs, the investment performance of the funds, and other aspects of the business and operations of the funds. At those meetings, and in the process of considering the continuation of the agreements, the Trustees considered information regarding, for example, the funds’ investment results; the portfolio management teams for the funds and the experience of the members of those teams, and any recent changes in the membership of the teams; portfolio trading practices; compliance by the funds and EIMC with applicable laws and regulations and with the funds’ and EIMC’s compliance policies and procedures; risk evaluation and oversight procedures at EIMC; services provided by affiliates of EIMC to the funds and shareholders of the funds; and other information relating to the nature, extent, and quality of

34

ADDITIONAL INFORMATION (unaudited) continued

services provided by EIMC. The Trustees considered a number of changes in portfolio management personnel at EIMC and its advisory affiliates in the year since September 2007. The Trustees also considered changes in personnel at the funds and EIMC, including the appointment of a new Chief Compliance Officer for the funds in June of 2007 and a new Chief Investment Officer at EIMC in August of 2008.

The Trustees considered the rates at which the funds pay investment advisory fees, and the efforts generally by EIMC and its affiliates as sponsors of the funds. The data provided by Keil showed the management fees paid by each fund in comparison to the management fees of other peer mutual funds, in addition to data regarding the investment performance of the funds in comparison to other peer mutual funds. The Trustees were assisted by an independent industry consultant in reviewing the information presented to them.

The Trustees noted that, in certain cases, EIMC and/or its affiliates provide advisory services to other clients that are comparable to the advisory services they provide to certain funds. The Trustees considered the information EIMC provided regarding the rates at which those other clients pay advisory fees to EIMC or its affiliates for such services. Fees charged to those other clients were generally lower than those charged to the respective funds. In respect of these other accounts, EIMC noted that the compliance, reporting, and other legal burdens of providing investment advice to mutual funds generally exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans. The Trustees also considered the investment performance of those other accounts managed by EIMC and its affiliates, where applicable, and concluded that the performance of those accounts did not suggest any substantial difference in the quality of the service provided by EIMC and its affiliates to those accounts.

The Trustees considered the transfer agency fees paid by the funds to an affiliate of EIMC. They reviewed information presented to them showing that the transfer agency fees charged to the funds were generally consistent with industry norms.

The Trustees also considered that EIMC serves as administrator to the funds and receives a fee for its services as administrator. In their comparison of the advisory fee paid by the funds with those paid by other mutual funds, the Trustees considered administrative fees paid by the funds and those other mutual funds. The Board considered that EIS, an affiliate of EIMC, serves as distributor to the funds generally and receives fees from the funds for those services. They considered other so-called “fall-out” benefits to EIMC and its affiliates due to their other relationships with the funds, including, for example, soft-dollar services received by EIMC attributable to transactions entered into by EIMC for the benefit of the funds and brokerage commissions received by Wachovia Securities, LLC, an affiliate of EIMC, from transactions effected by it for the funds. The Trustees also noted that the funds pay sub-transfer agency fees to various financial institutions that hold fund shares in omnibus accounts, and that Wachovia Securities, LLC and its affiliates receive

35

ADDITIONAL INFORMATION (unaudited) continued

such payments from the funds in respect of client accounts they hold in omnibus arrangements, and that an affiliate of EIMC receives fees for administering the sub-transfer agency payment program. In reviewing the services provided by an affiliate of EIMC, the Trustees noted that an affiliate of EIMC had won recognition from Dalbar customer service each year since 1998, and also won recognition from National Quality Review for customer service and for accuracy in processing transactions in 2008. They also considered that Wachovia Securities, LLC and its affiliates receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds’ Rule 12b-1 plans) in respect of shares sold or held through it. The Trustees also noted that an affiliate of EIMC receives compensation for serving as a securities lending agent for a number of the funds.

In the period leading up to the Trustees’ approval of continuation of the investment advisory agreements, the Trustees were mindful of the financial condition of Wachovia Corporation (“Wachovia”), EIMC’s parent company. They considered the possibility that a significant adverse change in Wachovia’s financial condition could impair the ability of EIMC or its affiliates to perform services for the funds at the same level as in the past. The Trustees concluded that any change in Wachovia’s financial condition had not to date had any such effect, but determined to monitor EIMC’s and its affiliates’ performance, and financial conditions generally, going forward in order to identify any such impairment that may develop and to take appropriate action.

Nature and quality of the services provided. The Trustees considered that EIMC and its affiliates generally provide a comprehensive investment management service to the funds. They noted that EIMC formulates and implements an investment program for the Fund. They noted that EIMC makes its personnel available to serve as officers of the funds, and concluded that the reporting and management functions provided by EIMC with respect to the funds were generally satisfactory. The Trustees considered the investment philosophy of the Fund’s portfolio management team, and considered the in-house research capabilities of EIMC and its affiliates, as well as other resources available to EIMC, including research services available to it from third parties. The Board considered the managerial and financial resources available to EIMC and its affiliates, and the commitment that the Wachovia organization has made to the funds generally. On the basis of these factors, they determined that the nature and scope of the services provided by EIMC were consistent with their respective duties under the investment advisory agreements and appropriate and consistent with the investment programs and best interests of the funds.

The Trustees noted the resources EIMC and its affiliates have committed to the regulatory, compliance, accounting, tax and oversight of tax reporting, and shareholder servicing functions, and the number and quality of staff committed to those functions, which they

36

ADDITIONAL INFORMATION (unaudited) continued

concluded were appropriate and generally in line with EIMC’s responsibilities to the Fund and to the funds generally. The Board and the disinterested Trustees concluded, within the context of their overall conclusions regarding the funds’ advisory agreements, that they were generally satisfied with the nature, extent, and quality of the services provided by EIMC, including services provided by EIMC under its administrative services agreements with the funds.

Investment performance. The Trustees considered the investment performance of each fund, both by comparison to other comparable mutual funds and to broad market indices. Although the Trustees considered the performance of all share classes, the Trustees noted that for the one-, three-, five-, and ten-year periods ended December 31, 2007, the Fund’s Class B shares (the Fund’s oldest share class) had underperformed the Fund’s benchmark index, the Russell 1000 Growth Index, and performed in the fourth quintile of the mutual funds against which the Trustees compared the Fund’s performance. The Trustees noted that they had previously discussed the performance of this Fund with EIMC, and that EIMC has taken steps intended to improve the Fund’s performance. They observed that the limited period of time that had elapsed since EIMC’s actions was insufficient for the Trustees to evaluate the success of these changes. The Trustees concluded that the remedial measures being undertaken by EIMC in light of the Fund’s relative underperformance were at least sufficient to allow the Trustees to continue the advisory agreements.

The Trustees discussed each fund’s performance with representatives of EIMC. In each instance where a fund experienced a substantial period of underperformance relative to its benchmark index and/or the non-Evergreen fund peers against which the Trustees compared the fund’s performance, the Trustees considered EIMC’s explanation of the reasons for the relative underperformance and the steps being taken to address the relative underperformance. The Trustees also noted that EIMC had appointed a new Chief Investment Officer in August of 2008 who had not yet had sufficient time to evaluate and direct remedial efforts with respect to funds that have experienced a substantial period of relative underperformance. The Trustees emphasized that the continuation of the investment advisory agreement for a fund should not be taken as any indication that the Trustees did not believe investment performance for any specific fund might not be improved, and they noted that they would continue to monitor closely the investment performance of the funds going forward.

Advisory and administrative fees. The Trustees recognized that EIMC does not seek to provide the lowest cost investment advisory service, but to provide a high quality, full-service investment management product at a reasonable price. They also noted that EIMC has in many cases sought to set its investment advisory fees at levels consistent with industry norms. The Trustees noted that, in certain cases, a fund’s management fees were

37

ADDITIONAL INFORMATION (unaudited) continued

higher than many or most other mutual funds in the same Keil peer group. However, in each case, the Trustees determined on the basis of the information presented that the level of management fees was not excessive. The Trustees noted that the Fund’s management fee was lower than the management fees paid by a majority of the mutual funds against which the Trustees compared the Fund’s management fee, and that the level of profitability realized by EIMC in respect of the fee did not appear excessive.

Economies of scale. The Trustees noted the possibility that economies of scale would be achieved by EIMC in managing the funds as the funds grow. The Trustees noted that the Fund had implemented breakpoints in its advisory fee structure. The Trustees noted that they would continue to review the appropriate levels of breakpoints in the future, and concluded that the breakpoints as implemented appeared to be a reasonable step toward the realization of economies of scale by the Fund.

Profitability. The Trustees considered information provided to them regarding the profitability to the EIMC organization of the investment advisory, administration, and transfer agency (with respect to the open-end funds only) fees paid to EIMC and its affiliates by each of the funds. They considered that the information provided to them was necessarily estimated, and that the profitability information provided to them, especially on a fund-by-fund basis, did not necessarily provide a definitive tool for evaluating the appropriateness of each fund’s advisory fee. They noted that the levels of profitability of the funds to EIMC varied widely, depending on among other things the size and type of fund. They considered the profitability of the funds in light of such factors as, for example, the information they had received regarding the relation of the fees paid by the funds to those paid by other mutual funds, the investment performance of the funds, and the amount of revenues involved. In light of these factors, the Trustees concluded that the profitability of any of the funds, individually or in the aggregate, should not prevent the Trustees from approving the continuation of the agreements.

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39

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None

Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Chairman of the Finance Committee, Member of the Executive Committee, and Former Treasurer, Cambridge College

Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Fund Complex (consisting of 53 portfolios as of 12/31/2007)

Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services

Carol A. Kosel[1] Trustee DOB: 12/25/1963 Term of office since: 2008 Other directorships: None

Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Former Manager of Commercial Operations, CMC Steel (steel producer)

Patricia B. Norris Trustee DOB: 4/9/1948 Term of office since: 2006 Other directorships: None

President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1988 Other directorships: None

Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None

President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)

Dr. Russell A. Salton III Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	President/CEO, AccessOne MedCard, Inc.

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TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None

Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Director, Old State House Association; Former Trustee, Saint Joseph College (CT)

Richard K. Wagoner, CFA[2] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society

OFFICERS
Dennis H. Ferro[3] President DOB: 6/20/1945 Term of office since: 2003

Principal occupations: President and Chief Executive Officer, Evergreen Investment Company, Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer, Evergreen Investment Company, Inc.

Jeremy DePalma[4] Treasurer DOB: 2/5/1974 Term of office since: 2005

Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000

Principal occupations: Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC; Senior Vice President and Assistant General Counsel, Wachovia Corporation

Robert Guerin[4] Chief Compliance Officer DOB: 9/20/1965 Term of office since: 2007

Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investments Co., Inc.; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

1

Each Trustee, except Mses. Kosel and Norris, serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. As new Trustees, Ms. Kosel’s and Ms. Norris’ initial terms end December 31, 2010 and June 30, 2009, respectively, at which times they may be re-elected by Trustees to serve until a successor is duly elected or qualified or until her death, resignation, retirement or removal from office by the Trustees. Each Trustee, except Ms. Kosel, oversaw 94 Evergreen funds as of December 31, 2007. Ms. Kosel became a Trustee on January 1, 2008. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2	Mr. Wagoner is an “interested person” of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund’s investment advisor.
3	The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.
4	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

41

563828 rv6 11/2008

Evergreen Mid Cap Growth Fund

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER COMMENTARY
10	ABOUT YOUR FUND’S EXPENSES
11	FINANCIAL HIGHLIGHTS
15	SCHEDULE OF INVESTMENTS
21	STATEMENT OF ASSETS AND LIABILITIES
22	STATEMENT OF OPERATIONS
23	STATEMENTS OF CHANGES IN NET ASSETS
24	NOTES TO FINANCIAL STATEMENTS
32	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
33	ADDITIONAL INFORMATION
40	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2008, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wachovia Corporation and is an affiliate of Wachovia Corporation’s other Broker Dealer subsidiaries.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc. 200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

November 2008

Dennis H. Ferro

President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the Annual Report for Evergreen Mid Cap Growth Fund for the twelve-month period ended September 30, 2008 (the “period”).

Investors encountered an extraordinary environment as the fiscal year came to a close. Market volatility intensified substantially in the final quarter of the period, particularly in September 2008, as spreading problems in the credit markets threatened to drag the global economy into a recession. Slowing economic activity and widening restrictions on credit availability undermined confidence in the leading financial institutions, both at home and abroad. Investors fled to the highest-quality securities available. U.S. Treasury securities proved to be the most noticeable beneficiary of the flight to quality. In contrast, the values of most stocks and corporate bonds dropped. Moreover, this turmoil in the capital markets only worsened in the first few weeks immediately after fiscal year end. Elsewhere, foreign equity markets also slumped as fears spread that economic weakening in the United States would prove contagious. In world bond markets, sovereign government securities in industrialized nations performed relatively well, but the values of emerging market debt and foreign high yield corporate bonds were pulled down as evidence mounted of a deceleration in global growth trends. Even the prices of oil and natural gas began to retreat on world markets after climbing to unprecedented heights in the summer of 2008.

After months of deterioration, the U.S. economy contracted in the third quarter of 2008. The U.S. Commerce Department reported in October 2008 that the nation’s real Gross Domestic Product fell by 0.3% from July 2008 through September 2008, with consumer spending recording its greatest drop in three decades. The report validated expectations that the economy had entered into a recession. Fears rose that the slowdown could persist at least through the first quarter of 2009. The news was hardly unexpected, as it followed the steady accumulation of reports documenting declining housing values, falling manufacturing activity, slowing consumer spending and rising unemployment levels. Perhaps the most dramatic news was the collapse or near-collapse of several venerable financial institutions both in the U.S. and in Europe. In response, the Federal Reserve Board (the “Fed”), the U.S. Treasury, the Federal Deposit Insurance Corporation and the Securities and Exchange Commission took a series of dramatic and innovative steps to help the economy and the financial markets emerge from this crisis. In October 2008, Congress rushed through a $700 billion rescue plan designed to address the capital inadequacy of banks. Meanwhile, in a further effort to re-stimulate lending activity, the Fed twice slashed the key fed funds rate in October 2008. The

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LETTER TO SHAREHOLDERS continued

reductions brought the influential overnight lending rate to just 1.00%. It had been as high as 5.25% as recently as August 2007. Overseas, other major central banks also cut short-term rates to inject liquidity into the financial markets. At the same time, foreign governments took other measures to buttress financial institutions and forestall the possibility of a global recession.

During a volatile and challenging period in the capital markets, the investment managers of Evergreen’s growth-oriented equity funds focused on controlling risk and finding potential opportunities while maintaining the goal of seeking long-term capital appreciation. Managers of Evergreen Large Company Growth Fund and Evergreen Omega Fund focused on bottom-up, fundamental analysis in making individual stock selections. The management teams supervising Evergreen Mid Cap Growth Fund and Evergreen Small-Mid Growth Fund, meanwhile, sought out growing companies with strong fundamentals and reasonable valuations. At the same time, managers of Evergreen Growth Fund concentrated on opportunities among small cap growth companies with above-average earnings prospects and reasonable stock prices. The team supervising Evergreen Strategic Growth Fund, meanwhile, focused on large cap companies offering superior long-term growth potential.

As we look back over the extraordinary series of events during the period, we believe it is vitally important for all investors to keep perspective and remain focused on their long-term strategies. Most importantly, we continue to urge investors to pursue fully diversified strategies to participate in future market gains and limit the risks of potential losses. If they haven’t already done so, we encourage individual investors to work with their financial advisors to develop a diversified, long-term strategy and, most importantly, to adhere to it. Investors should keep in mind that the economy and the financial markets have had long and successful histories of adaptability, recovery, innovation and growth. Proper asset allocation decisions can have significant impacts on the returns of long-term portfolios.

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

Dennis H. Ferro

President and Chief Executive Officer

Evergreen Investment Company, Inc.

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LETTER TO SHAREHOLDERS continued

Special Notices to Shareholders:

•

Dennis Ferro, President and Chief Executive Officer (CEO) of Evergreen Investments, will retire at the end of 2008 and Peter Cieszko, current President of Global Distribution, will succeed Mr. Ferro as President and CEO at that time. Additionally, David Germany has been named the new Chief Investment Officer (CIO). Please visit our Web site at EvergreenInvestments.com for additional information regarding these announcements.

•

On October 3, 2008, Wachovia Corporation, parent company of Evergreen Investments, and Wells Fargo & Company announced a definitive agreement whereby Wells Fargo will acquire Wachovia in a stock-for-stock transaction. Please visit Wachovia.com for additional information regarding this announcement.

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FUND AT A GLANCE

as of September 30, 2008

MANAGEMENT TEAM

Investment Advisor:

Evergreen Investment Management Company, LLC

Portfolio Managers:

Kenneth J. Doerr; Robert C. Junkin, CPA; Lori S. Evans†; Julian J. Johnson†

†     Effective May 7, 2008, Ms. Evans and Mr. Johnson became portfolio managers of the fund.

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar’s style box is based on a portfolio date as of 9/30/2008.

The Equity style box placement is based on 10 growth and valuation measures for each fund holding and the median size of the companies in which the fund invests.

PERFORMANCE AND RETURNS

Portfolio inception date: 9/11/1935

	Class A	Class B	Class C	Class I
Class inception date	1/20/1998	9/11/1935	1/26/1998	1/26/1998

Nasdaq symbol	EKAAX	EKABX	EKACX	EKAYX

Average annual return*

1-year with sales charge	-30.98%	-30.92%	-27.96%	N/A

1-year w/o sales charge	-26.74%	-27.41%	-27.26%	-26.62%

5-year	2.63%	2.74%	3.14%	4.18%

10-year	5.47%	5.33%	5.33%	6.36%

Maximum sales charge	5.75%	5.00%	1.00%	N/A
	Front-end	CDSC	CDSC

*     Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C or I, please go to EvergreenInvestments.com/fundperformance. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The fund incurs a 12b-1 fee of 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee.

The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower. Returns reflect expense limits previously in effect for Class A, without which returns for Class A would have been lower.

Class I shares are only offered, subject to the minimum initial purchase requirements, in the following manner: (1) to investment advisory clients of EIMC (or its advisory affiliates), (2) to employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans, (3) to fee-based mutual fund wrap accounts, (4) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (5) to certain institutional investors, and (6) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or who owned shares of Vestaur Securities Fund as of May 20, 2005.

Class I shares are only available to institutional shareholders with a minimum of $1 million investment, which may be waived in certain situations.

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FUND AT A GLANCE continued

Comparison of a $10,000 investment in the Evergreen Mid Cap Growth Fund Class A shares versus a similar investment in the Russell Midcap Growth Index (Russell Midcap Growth) and the Consumer Price Index (CPI).

The Russell Midcap Growth is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Small and mid cap securities may be subject to special risks associated with narrower product lines and limited financial resources compared to their large cap counterparts, and, as a result, small and mid cap securities may decline significantly in market downturns and may be more volatile than those of larger companies due to the higher risk of failure.

All data is as of September 30, 2008, and subject to change.

5

PORTFOLIO MANAGER COMMENTARY

The fund’s Class A shares returned -26.74% for the twelve-month period ended September 30, 2008, excluding any applicable sales charges. During the same period, the Russell Midcap Growth returned -24.65%.

The fund’s objective is to seek long-term capital growth.

Investment process

The capital markets grew increasingly uneasy during the fiscal year, as widening problems in the credit markets led to growing fears about a downturn in the global, as well as the domestic, economy. Equity markets posted very sharp declines over the final quarter of the fiscal year–the third quarter of 2008—as more evidence accumulated of a broad-based cyclical slowdown. Investors grew more and more alarmed at the widening crisis that led to the government takeovers of mortgage institutions Fannie Mae and Freddie Mac, the collapse of Lehman Brothers, and the government-assisted rescues of American International Group (AIG) and Merrill Lynch. Amid the volatility, corporations found it increasingly difficult to gain access to new capital. Risk premiums rose sharply across asset classes, weighing on market valuations and increasing the cost of capital. The deteriorating profitability of financials and highly cyclical companies, in particular, helped pull the overall stock averages down. At the same time, widening credit spreads in fixed income markets reflected fears of greater losses in the Financials sector balance sheets and the potential of higher default rates for corporate bonds. Meanwhile, rising inflationary pressures and evidence of slowing economic growth contributed to concerns that corporate earnings and credit quality were likely to erode because of the combination of higher input costs and slower demand.

We kept to our long-term discipline during the fiscal year while positioning the portfolio for the period ahead. At the end of the fiscal year, the fund was overweight in sectors linked to U.S. exports and manufacturing. Despite the global economic slowdown, we believe that exports will continue to gain share and contribute positively to the growth of the domestic economy. The weak U.S. dollar, combined with the sheer size of emerging markets and their secular growth trends, should provide great potential for continued gains in exports. We believe a period of moderating global economic growth is healthy for the environment long-term because it relieves inflationary pressures on resources such as oil and commodities. Strong balance sheets for manufacturing companies, many of which restrained their capital investments during the expansion, also encourage a more optimistic view. At the same time, in view of the financial backstops put in place by government and monetary authorities, we have increased the fund’s previously underweighted position in the Financials sector to a neutral position relative to the benchmark Russell Midcap Growth. We would expect to add to financials as empirical evidence emerges that the worst of the credit crisis is past.

In times of market tumult, we believe it is important to remain focused and to adhere to a disciplined long-term investment process. Opportunities are typically created during

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PORTFOLIO MANAGER COMMENTARY continued

times of severe stress. Our internal research suggests that credit losses faced by financial institutions are in the later stages of a cycle and some offsetting developments are beginning to emerge. Lower mortgage rates in combination with lower house prices have dramatically improved housing affordability. Various government initiatives have been launched to support the housing market and shore up financial institutions. Oil and commodity prices have retreated. Although it will take time for the current issues to be resolved, we think the preconditions already exist for the subduing of the credit crisis.

During the course of 2008’s second quarter, a portfolio management change was made. The new managers joined the team of three remaining manager/analysts and all have taken this opportunity to diversify the fund more broadly across industries and widen the range of the number of holdings to allow for greater management flexibility. The current team has five members, all of whom will continue to contribute their best ideas across sectors within the appropriate market cap range. The team will also continue to focus on mid cap growth companies with strong fundamentals and reasonable valuations.

Contributors to performance

By sector, our underweighting of Financials and Utilities tended to support performance. At the same time, stock selections in several groups contributed strongly to returns, notably in the Industrials, Energy, Materials and Financials sectors. The strongest individual stock performers included: Varian Medical, a Health Care holding; American Public Education, a Consumer Discretionary position; Southwestern Energy, an Energy holding; FTI Consulting, a Corporate Services holding; and Plum Creek Timber from the Materials sector.

Varian Medical Systems is the leading provider of radiation therapy solutions for oncology care. The company’s new technologies are enabling cancer treatment specialists to provide faster, more accurate cancer treatments. We believe the company has a record of demonstrating strong revenue growth, which is translating into cash flow generation. American Public Education is an online provider of post-secondary education with a focus on military and public service communities. The majority of its courses are related to national security. Enrollment is growing at a high rate with new registrations up in the second quarter. In our opinion, American Public has a solid balance sheet with no debt and we believe the company is on track to meet profit growth expectations in the coming years. Southwestern Energy is an integrated energy company focused on natural gas. Production increased from the previous year. The company effectively managed its cost structure and its allocations of drilling assets. FTI provides strategic, legal and communications consulting services to clients across several industries. FTI’s range of consulting services includes: technology, corporate finance and restructuring; economics; strategic communications; forensics; and litigation. Finance, the company’s largest operating segment, has been benefiting from the growing need for assistance in dealing with the sub-prime crisis. Plum Creek Timber is a real estate investment trust that owns timberlands in the country’s Northwestern, Southern and Northeastern regions. Plum

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PORTFOLIO MANAGER COMMENTARY continued

Creek provides timber and logs for the forest products/paper industry and also produces lumber products. We think the slowing global demand for pulp has created, what we believe to be an attractive valuation opportunity for Plum Creek, but we do not necessarily anticipate a rebound in the company’s lumber products business until the housing market improves. In our opinion, Plum Creek has a solid balance sheet with valuable assets to give it the strength to wait and we think the stock could be a leader as the financial system stabilizes.

Detractors from performance

The fund’s overweighted positions in the Industrials, Materials, and Consumer Discretionary areas detracted from results, as did the underweighting in Consumer Staples. Stock selections in Information Technology and Consumer Discretionary also held back performance. The worst individual stock performers included: Foundation Coal, an Energy position; McDermott International, an engineering and construction company in the Industrials sector; United States Steel, a Materials corporation; and MEMC Electronic Materials, an Information Technology corporation.

Many of the more significant detractors for the full twelve-month period had performed well during the first nine months of the period. They lost many of their gains, however, in the third quarter of 2008 as investors fled to the perceived safety of traditional defensive sectors such as Consumer Staples and Health Care. Global cyclical stocks underperformed on signs that the economic slowdown, which had started in the United States, was spreading to other markets. Our research suggests that this sell-off of global cyclicals has created valuation opportunities. Exports in manufacturing were the biggest contributor to the domestic economy’s growth in the second quarter, when Gross Domestic Product expanded at an annualized rate of 2.8%. Moreover, the U.S. trade deficit is the smallest in eight years, and emerging markets continue to grow at a solid albeit more moderate pace. We believe the environment continues to warrant exposure to the global cyclicals, notably in the Industrials, Materials and Energy sectors.

Portfolio management outlook

We believe investment opportunities are being created from the uncertainty in the economic environment. Market turmoil, driven by the fallout from the U.S. subprime mortgage crisis, has spread around the world while the U.S. consumer faces several headwinds. Although we expect slower growth in the labor market and slower consumer spending, we believe that the uncertain economic environment has resulted in excessive risk aversion which has created investment opportunities. We believe several high-quality, profitable companies with solid balance sheets are priced well below their intrinsic values.

Although we believe it will take time for the current economic issues to be resolved, we think the preconditions for fundamental improvement have begun to emerge: lower oil prices, attractive stock valuations, low real interest rates, and government initiatives to stabilize mortgage and housing markets. U.S. corporate balance sheets are strong, liquid, and not overly leveraged.

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PORTFOLIO MANAGER COMMENTARY continued

We think today’s environment has created attractive opportunities for the long-term investor on a risk/reward basis. During these tumultuous times in the markets, we think disciplined investors who do not allow emotions to affect their decisions should be handsomely rewarded.

This commentary reflects the views and opinions of the fund’s portfolio manager(s) on the date indicated and may include statements that constitute “forward-looking statements” under the U.S. Securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the fund, markets, or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties, and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and Evergreen undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed herein (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the fund’s trading intent.

You should carefully consider the fund’s investment objectives, policies, risks, charges and expenses before investing. To obtain a prospectus, which contains this and other important information visit www.EvergreenInvestments.com or call 1.800.847.5397. Please read the prospectus carefully before investing.

9

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2008 to September 30, 2008.

The example illustrates your fund’s costs in two ways:

•	Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

•	Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	4/1/2008	9/30/2008	During Period*

Actual
Class A	$1,000.00	$ 862.13	$4.00
Class B	$1,000.00	$ 857.95	$7.48
Class C	$1,000.00	$ 857.95	$7.48
Class I	$1,000.00	$ 862.94	$2.84
Hypothetical
(5% return before expenses)
Class A	$1,000.00	$1,020.70	$4.34
Class B	$1,000.00	$1,016.95	$8.12
Class C	$1,000.00	$1,016.95	$8.12
Class I	$1,000.00	$1,021.95	$3.08

*

For each class of the fund, expenses are equal to the annualized expense ratio of each class (0.86% for Class A, 1.61% for Class B, 1.61% for Class C and 0.61% for Class I), multiplied by the average account value over the period, multiplied by 183 / 366 days.

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FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended September 30,

CLASS A	2008	2007	2006	2005	2004

Net asset value, beginning of period	$7.01	$5.55	$5.44	$4.65	$4.25

Income from investment operations
Net investment income (loss)	(0.01)[1]	(0.01)	(0.02)	(0.03)	(0.03)
Net realized and unrealized gains or losses on investments	(1.80)	1.47	0.13	0.82	0.43

Total from investment operations	(1.81)	1.46	0.11	0.79	0.40

Distributions to shareholders from
Net investment income	(0.09)	0	0	0	0
Net realized gains	(0.17)	0	0	0	0

Total distributions to shareholders	(0.26)	0	0	0	0

Net asset value, end of period	$4.94	$7.01	$5.55	$5.44	$4.65

Total return[2]	(26.74)%	26.31%	2.02%	16.99%	9.41%

Ratios and supplemental data
Net assets, end of period (millions)	$354	$540	$506	$564	$549
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.93%	1.06%	1.09%	1.13%	1.16%
Expenses excluding waivers/reimbursements and expense reductions	1.05%	1.07%	1.09%	1.13%	1.16%
Net investment income (loss)	(0.14)%	(0.36)%	(0.34)%	(0.68)%	(0.75)%
Portfolio turnover rate	114%	89%	110%	141%	140%

1	Net investment income (loss) per share is based on average shares outstanding during the period.
2	Excluding applicable sales charges

See Notes to Financial Statements

11

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended September 30,

CLASS B	2008	2007	2006	2005	2004

Net asset value, beginning of period	$6.45	$5.15	$5.08	$4.37	$4.02

Income from investment operations
Net investment income (loss)	(0.05)[1]	(0.06)[1]	(0.05)[1]	(0.07)[1]	(0.08)
Net realized and unrealized gains or losses on investments	(1.67)	1.36	0.12	0.78	0.43

Total from investment operations	(1.72)	1.30	0.07	0.71	0.35

Distributions to shareholders from
Net investment income	(0.03)	0	0	0	0
Net realized gains	(0.17)	0	0	0	0

Total distributions to shareholders	(0.20)	0	0	0	0

Net asset value, end of period	$4.53	$6.45	$5.15	$5.08	$4.37

Total return[2]	(27.41)%	25.24%	1.38%	16.25%	8.71%

Ratios and supplemental data
Net assets, end of period (millions)	$11	$21	$21	$27	$30
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.68%	1.78%	1.79%	1.83%	1.86%
Expenses excluding waivers/reimbursements and expense reductions	1.78%	1.78%	1.79%	1.83%	1.86%
Net investment income (loss)	(0.89)%	(1.08)%	(1.04)%	(1.38)%	(1.45)%
Portfolio turnover rate	114%	89%	110%	141%	140%

1	Net investment income (loss) per share is based on average shares outstanding during the period.
2	Excluding applicable sales charges

See Notes to Financial Statements

12

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended September 30,

CLASS C	2008	2007	2006	2005	2004

Net asset value, beginning of period	$6.45	$5.15	$5.08	$4.37	$4.02

Income from investment operations
Net investment income (loss)	(0.05)[1]	(0.06)[1]	(0.05)[1]	(0.07)[1]	(0.07)
Net realized and unrealized gains or losses on investments	(1.66)	1.36	0.12	0.78	0.42

Total from investment operations	(1.71)	1.30	0.07	0.71	0.35

Distributions to shareholders from
Net investment income	(0.04)	0	0	0	0
Net realized gains	(0.17)	0	0	0	0

Total distributions to shareholders	(0.21)	0	0	0	0

Net asset value, end of period	$4.53	$6.45	$5.15	$5.08	$4.37

Total return[2]	(27.26)%	25.24%	1.38%	16.25%	8.71%

Ratios and supplemental data
Net assets, end of period (millions)	$5	$7	$6	$7	$8
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.68%	1.78%	1.79%	1.83%	1.86%
Expenses excluding waivers/reimbursements and expense reductions	1.78%	1.78%	1.79%	1.83%	1.86%
Net investment income (loss)	(0.89)%	(1.09)%	(1.04)%	(1.38)%	(1.45)%
Portfolio turnover rate	114%	89%	110%	141%	140%

1	Net investment income (loss) per share is based on average shares outstanding during the period.
2	Excluding applicable sales charges

See Notes to Financial Statements

13

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended September 30,

CLASS I	2008	2007	2006	2005	2004

Net asset value, beginning of period	$7.24	$5.72	$5.59	$4.76	$4.33

Income from investment operations
Net investment income (loss)	0.01[1]	0[1]	(0.01)	(0.02)	(0.02)[1]
Net realized and unrealized gains or losses on investments	(1.87)	1.52	0.14	0.85	0.45

Total from investment operations	(1.86)	1.52	0.13	0.83	0.43

Distributions to shareholders from
Net investment income	(0.11)	0	0	0	0
Net realized gains	(0.17)	0	0	0	0

Total distributions to shareholders	(0.28)	0	0	0	0

Net asset value, end of period	$5.10	$7.24	$5.72	$5.59	$4.76

Total return	(26.62)%	26.57%	2.33%	17.44%	9.93%

Ratios and supplemental data
Net assets, end of period (millions)	$77	$94	$114	$86	$41
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.69%	0.78%	0.79%	0.83%	0.86%
Expenses excluding waivers/reimbursements and expense reductions	0.79%	0.78%	0.79%	0.83%	0.86%
Net investment income (loss)	0.10%	(0.08)%	(0.03)%	(0.38)%	(0.42)%
Portfolio turnover rate	114%	89%	110%	141%	140%

1	Net investment income (loss) per share is based on average shares outstanding during the period.

See Notes to Financial Statements

14

SCHEDULE OF INVESTMENTS

September 30, 2008

	Shares	Value

COMMON STOCKS 96.9%
CONSUMER DISCRETIONARY 14.9%
Auto Components 0.4%
BorgWarner, Inc.	55,700	$1,825,289

Diversified Consumer Services 3.7%
American Public Education, Inc. *	91,400	4,412,792
New Oriental Education & Technology Group, Inc. *	42,400	2,723,776
Strayer Education, Inc. ρ	45,900	9,191,934

		16,328,502

Hotels, Restaurants & Leisure 0.6%
WMS Industries, Inc. *	84,900	2,595,393

Internet & Catalog Retail 0.6%
priceline.com, Inc. *	42,400	2,901,432

Media 0.5%
McGraw-Hill Cos.	71,200	2,250,632

Specialty Retail 4.2%
Aeropostale, Inc. * ρ	149,200	4,790,812
AutoZone, Inc. *	23,400	2,886,156
GameStop Corp., Class A *	91,200	3,119,952
Ross Stores, Inc.	85,900	3,161,979
Urban Outfitters, Inc. *	152,000	4,844,240

		18,803,139

Textiles, Apparel & Luxury Goods 4.9%
Coach, Inc. *	253,222	6,340,679
Deckers Outdoor Corp. * ρ	30,700	3,195,256
Hanesbrands, Inc. *	300,700	6,540,225
Warnaco Group, Inc. * ρ	124,100	5,620,489

		21,696,649

CONSUMER STAPLES 3.7%
Food & Staples Retailing 1.3%
Sysco Corp.	190,400	5,870,032

Household Products 1.1%
Church & Dwight Co.	79,000	4,905,110

Personal Products 1.3%
Alberto-Culver Co.	213,000	5,802,120

ENERGY 11.5%
Energy Equipment & Services 6.3%
Cameron International Corp. *	171,700	6,617,318
Diamond Offshore Drilling, Inc. ρ	61,500	6,338,190
National Oilwell Varco, Inc. *	86,300	4,334,849

See Notes to Financial Statements

15

SCHEDULE OF INVESTMENTS continued

September 30, 2008

	Shares	Value

COMMON STOCKS continued
ENERGY continued
Energy Equipment & Services continued
Oceaneering International, Inc. *	112,200	$5,982,504
Smith International, Inc.	79,900	4,685,336

		27,958,197

Oil, Gas & Consumable Fuels 5.2%
Continental Resources, Inc. * ρ	116,700	4,578,141
Denbury Resources, Inc. *	237,900	4,529,616
Foundation Coal Holdings, Inc.	77,900	2,771,682
Range Resources Corp.	126,900	5,440,203
Southwestern Energy Co. *	200,800	6,132,432

		23,452,074

FINANCIALS 6.8%
Capital Markets 1.4%
Charles Schwab Corp.	138,400	3,598,400
Northern Trust Corp.	39,600	2,859,120

		6,457,520

Commercial Banks 1.5%
PNC Financial Services Group, Inc.	43,800	3,271,860
SVB Financial Group *	58,300	3,376,736

		6,648,596

Consumer Finance 1.5%
Cash America International, Inc.	179,900	6,483,596

Real Estate Investment Trusts 1.6%
Plum Creek Timber Co., Inc.	68,500	3,415,410
Taubman Centers, Inc.	79,100	3,955,000

		7,370,410

Thrifts & Mortgage Finance 0.8%
Dime Community Bancshares, Inc.	232,455	3,537,965

HEALTH CARE 14.5%
Biotechnology 3.5%
Celgene Corp. *	109,500	6,929,160
Cephalon, Inc. * ρ	110,100	8,531,649

		15,460,809

Health Care Equipment & Supplies 7.2%
Becton, Dickinson & Co.	39,900	3,202,374
Edwards Lifesciences Corp. * ρ	49,000	2,830,240
Hologic, Inc. *	400,100	7,733,933
Hospira, Inc. *	102,300	3,907,860
Natus Medical, Inc. *	133,900	3,034,174

See Notes to Financial Statements

16

SCHEDULE OF INVESTMENTS continued

September 30, 2008

	Shares	Value

COMMON STOCKS continued
HEALTH CARE continued
Health Care Equipment & Supplies continued
STERIS Corp.	66,600	$2,502,828
Varian Medical Systems, Inc. *	159,100	9,089,383

		32,300,792

Life Sciences Tools & Services 1.9%
Pharmaceutical Product Development, Inc.	137,300	5,677,355
Techne Corp. *	38,800	2,798,256

		8,475,611

Pharmaceuticals 1.9%
Allergan, Inc.	167,200	8,610,800

INDUSTRIALS 20.6%
Aerospace & Defense 1.4%
Alliant Techsystems, Inc. *	26,200	2,461,228
Goodrich Corp.	87,200	3,627,520

		6,088,748

Commercial Services & Supplies 2.0%
Clean Harbors, Inc. *	52,600	3,553,130
Republic Services, Inc.	181,900	5,453,362

		9,006,492

Construction & Engineering 1.2%
EMCOR Group, Inc. *	111,700	2,939,944
Granite Construction, Inc.	70,100	2,510,982

		5,450,926

Electrical Equipment 5.5%
Acuity Brands, Inc. ρ	73,700	3,077,712
Ametek, Inc.	70,900	2,890,593
Cooper Industries, Inc.	100,300	4,006,985
First Solar, Inc. *	10,300	1,945,773
GrafTech International, Ltd. *	185,800	2,807,438
Roper Industries, Inc.	140,000	7,974,400
Woodward Governor Co.	58,000	2,045,660

		24,748,561

Industrial Conglomerates 0.4%
McDermott International, Inc. *	74,700	1,908,585

Machinery 4.6%
Cummins, Inc.	74,900	3,274,628
Flowserve Corp.	29,700	2,636,469
ITT Corp.	132,600	7,373,886
Joy Global, Inc. ρ	65,100	2,938,614

See Notes to Financial Statements

17

SCHEDULE OF INVESTMENTS continued

September 30, 2008

	Shares	Value

COMMON STOCKS continued
INDUSTRIALS continued
Machinery continued
Manitowoc Co.	139,500	$2,169,225
SPX Corp.	29,200	2,248,400

		20,641,222

Marine 0.9%
Kirby Corp. *	102,400	3,885,056

Professional Services 2.0%
FTI Consulting, Inc. * ρ	120,927	8,735,766

Road & Rail 1.6%
Landstar System, Inc. ρ	94,600	4,168,076
Norfolk Southern Corp.	42,900	2,840,409

		7,008,485

Trading Companies & Distributors 1.0%
W.W. Grainger, Inc.	50,200	4,365,894

INFORMATION TECHNOLOGY 17.0%
Communications Equipment 2.8%
F5 Networks, Inc. *	209,528	4,898,765
NICE-Systems, Ltd., ADR *	280,200	7,632,648

		12,531,413

Computers & Peripherals 0.8%
Logitech International SA *	144,903	3,379,138

Electronic Equipment & Instruments 1.2%
Amphenol Corp., Class A	71,600	2,874,024
DTS, Inc. * ρ	93,600	2,604,888

		5,478,912

Internet Software & Services 1.4%
SINA Corp. *	115,300	4,058,560
Switch & Data Facilities Co., Inc. *	169,940	2,115,753

		6,174,313

IT Services 3.7%
Accenture, Ltd., Class A	77,400	2,941,200
Cognizant Technology Solutions Corp., Class A *	195,000	4,451,850
Global Payments, Inc.	91,200	4,091,232
NeuStar, Inc., Class A *	120,800	2,402,712
SAIC, Inc. *	123,500	2,498,405

		16,385,399

Semiconductors & Semiconductor Equipment 3.3%
Altera Corp.	172,900	3,575,572
Broadcom Corp., Class A *	220,700	4,111,641

See Notes to Financial Statements

18

SCHEDULE OF INVESTMENTS continued

September 30, 2008

	Shares	Value

COMMON STOCKS continued
INFORMATION TECHNOLOGY continued
Semiconductors & Semiconductor Equipment continued
Intersil Corp., Class A	218,800	$3,627,704
MEMC Electronic Materials, Inc. *	124,300	3,512,718

		14,827,635

Software 3.8%
Activision Blizzard, Inc. *	380,800	5,875,744
Ansys, Inc. *	196,600	7,445,242
Autodesk, Inc. *	111,200	3,730,760

		17,051,746

MATERIALS 6.2%
Chemicals 4.5%
Agrium, Inc. ρ	78,500	4,402,280
Airgas, Inc.	69,900	3,470,535
Calgon Carbon Corp. * ρ	185,400	3,774,744
Celanese Corp., Ser. A	122,200	3,410,602
CF Industries Holdings, Inc.	57,300	5,240,658

		20,298,819

Containers & Packaging 0.5%
Owens-Illinois, Inc. *	69,400	2,040,360

Metals & Mining 1.2%
NuCor Corp.	36,200	1,429,900
Steel Dynamics, Inc.	84,600	1,445,814
United States Steel Corp. ρ	34,300	2,662,023

		5,537,737

TELECOMMUNICATION SERVICES 1.7%
Wireless Telecommunication Services 1.7%
American Tower Corp., Class A *	132,200	4,755,234
Syniverse Holdings, Inc. *	171,200	2,843,632

		7,598,866

Total Common Stocks (cost $471,860,760)		432,878,741

SHORT-TERM INVESTMENTS 13.0%
MUTUAL FUND SHARES 13.0%
BGI Prime Money Market Fund, Premium Class, 2.55% q ρρ	2,163,817	2,163,817
BlackRock Liquidity TempFund, Institutional Class, 2.68% q ρρ	2,190,282	2,190,282
Evergreen Institutional Money Market Fund, Class I, 2.79% q ø ρρ	51,653,182	51,653,182
Morgan Stanley Institutional Liquidity Fund Money Market Portfolio, Institutional Class, 2.59% q ρρ	2,184,711	2,184,711

Total Short-Term Investments (cost $58,191,992)		58,191,992

See Notes to Financial Statements

19

SCHEDULE OF INVESTMENTS continued

September 30, 2008

	Shares	Value

Total Investments (cost $530,052,752) 109.9%		$491,070,733
Other Assets and Liabilities (9.9%)		(44,426,217)

Net Assets 100.0%		$446,644,516

*	Non-income producing security
ρ	All or a portion of this security is on loan.
q	Rate shown is the 7-day annualized yield at period end.
ρρ	All or a portion of this security represents investment of cash collateral received from securities on loan.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

Summary of Abbreviations

ADR	American Depository Receipt

The following table shows the percent of total long-term investments by sector as of September 30, 2008:

Industrials	21.2%
Information Technology	17.6%
Consumer Discretionary	15.3%
Health Care	15.0%
Energy	11.9%
Financiais	7.0%
Materials	6.4%
Consumer Staples	3.8%
Telecommunication Services	1.8%

100.0%

See Notes to Financial Statements

20

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2008

Assets
Investments in securities, at value (cost $478,399,570) including $43,391,065 of securities loaned	$439,417,551
Investments in affiliated money market fund, at value (cost $51,653,182)	51,653,182

Total investments	491,070,733
Receivable for Fund shares sold	9,761
Dividends receivable	253,779
Receivable for securities lending income	18,022
Prepaid expenses and other assets	64,500

Total assets	491,416,795

Liabilities
Payable for Fund shares redeemed	690,383
Payable for securities on loan	43,970,953
Advisory fee payable	3,259
Distribution Plan expenses payable	2,743
Due to other related parties	2,437
Trustees’ fees and expenses payable	44,296
Accrued expenses and other liabilities	58,208

Total liabilities	44,772,279

Net assets	$446,644,516

Net assets represented by
Paid-in capital	$482,185,322
Undistributed net investment income	4,084,698
Accumulated net realized losses on investments	(643,485)
Net unrealized losses on investments	(38,982,019)

Total net assets	$446,644,516

Net assets consists of
Class A	$353,635,100
Class B	11,318,451
Class C	4,667,315
Class I	77,023,650

Total net assets	$446,644,516

Shares outstanding (unlimited number of shares authorized)
Class A	71,646,663
Class B	2,497,508
Class C	1,031,061
Class I	15,112,537

Net asset value per share
Class A	$4.94
Class A — Offering price (based on sales charge of 5.75%)	$5.24
Class B	$4.53
Class C	$4.53
Class I	$5.10

See Notes to Financial Statements

21

STATEMENT OF OPERATIONS

Year Ended September 30, 2008

Investment income
Dividends (net of foreign withholding taxes of $37,902)	$3,518,934
Income from affiliate	677,368
Securities lending	488,437

Total investment income	4,684,739

Expenses
Advisory fee	2,879,208
Distribution Plan expenses
Class A	1,273,845
Class B	162,668
Class C	64,016
Administrative services fee	591,171
Transfer agent fees	729,104
Trustees’ fees and expenses	13,137
Printing and postage expenses	85,629
Custodian and accounting fees	145,818
Registration and filing fees	63,787
Professional fees	85,403
Other	12,681

Total expenses	6,106,467
Less: Expense reductions	(8,762)
Fee waivers and expense reimbursements	(687,254)

Net expenses	5,410,451

Net investment loss	(725,712)

Net realized and unrealized gains or losses on investments
Net realized gains on investments	15,088,379
Net change in unrealized gains or losses on investments	(193,236,042)

Net realized and unrealized gains or losses on investments	(178,147,663)

Net decrease in net assets resulting from operations	$(178,873,375)

See Notes to Financial Statements

22

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30,

	2008		2007

Operations
Net investment loss		$(725,712)		$(2,263,932)
Net realized gains on investments		15,088,379		110,872,772
Net change in unrealized gains or losses on investments		(193,236,042)		42,976,810

Net increase (decrease) in net assets resulting from operations		(178,873,375)		151,585,650

Distributions to shareholders from
Net investment income
Class A		(6,489,910)		0
Class B		(88,869)		0
Class C		(49,653)		0
Class I		(2,470,873)		0
Net realized gains
Class A		(13,134,151)		0
Class B		(537,941)		0
Class C		(203,157)		0
Class I		(3,449,860)		0

Total distributions to shareholders		(26,424,414)		0

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	1,026,034	6,439,997	1,376,213	8,686,939
Class B	194,763	1,110,981	266,771	1,552,437
Class C	260,755	1,497,699	284,232	1,646,842
Class I	19,869,125	136,130,866	3,430,863	22,333,393

		145,179,543		34,219,611

Net asset value of shares issued in reinvestment of distributions
Class A	2,516,161	16,535,807	0	0
Class B	96,125	577,923	0	0
Class C	34,539	207,886	0	0
Class I	326,722	2,220,518	0	0

		19,542,134		0

Automatic conversion of Class B shares to Class A shares
Class A	394,919	2,428,976	273,124	1,710,588
Class B	(429,067)	(2,428,976)	(295,991)	(1,710,588)

		0		0

Payment for shares redeemed
Class A	(9,374,076)	(58,330,604)	(15,665,477)	(97,342,315)
Class B	(612,675)	(3,499,431)	(768,483)	(4,457,039)
Class C	(423,081)	(2,318,535)	(298,139)	(1,715,526)
Class I	(18,052,205)	(111,361,997)	(10,362,989)	(66,076,786)

		(175,510,567)		(169,591,666)

Net decrease in net assets resulting from capital share transactions		(10,788,890)		(135,372,055)

Total increase (decrease) in net assets		(216,086,679)		16,213,595
Net assets
Beginning of period		662,731,195		646,517,600

End of period		$446,644,516		$662,731,195

Undistributed net investment income		$4,084,698		$9,052,363

See Notes to Financial Statements

23

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Mid Cap Growth Fund (the “Fund”) is a diversified series of Evergreen Equity Trust (the “Trust”), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C and Class I shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge but are subject to a contingent deferred sales charge of 1.00% upon redemption within 18 months. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption within one year. Class I shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices. Foreign securities may be valued at fair value according to procedures approved by the Board of Trustees if the closing price is not reflective of current market values due to trading or events occurring in the foreign markets between the close of the established exchange and the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. The value of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold.

Portfolio debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or

24

NOTES TO FINANCIAL STATEMENTS continued

estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current market value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

b. Repurchase agreements

Securities pledged as collateral for repurchase agreements are held by the custodian bank or in a segregated account in the Fund’s name until the agreements mature. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. However, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. The Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees. In certain instances, the Fund’s securities lending agent may provide collateral in the form of repurchase agreements.

c. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

d. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

25

NOTES TO FINANCIAL STATEMENTS continued

e. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

f. Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required. The Fund has adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”) which prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund’s financial statements have not been impacted by the adoption of FIN 48. The Fund’s income and excise tax returns and all financial records supporting those returns are subject to examination by the federal, Massachusetts and Delaware revenue authorities for all taxable years beginning after September 30, 2004.

g. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to passive foreign investment companies. During the year ended September 30, 2008, the following amounts were reclassified:

Paid-in capital	$450,635
Undistributed net investment income	4,857,352
Accumulated net realized losses on investments	(5,307,987)

h. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

26

NOTES TO FINANCIAL STATEMENTS continued

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund and is paid an annual fee starting at 0.51% and declining to 0.26% as average daily net assets increase. For the year ended September 30, 2008, the advisory fee was equivalent to 0.49% of the Fund’s average daily net assets.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. During the year ended September 30, 2008, EIMC voluntarily waived its advisory fee in the amount of $578,716 and reimbursed Distribution Plan expenses (see Note 4) relating to Class A shares in the amount of $108,538.

The Fund may invest in money market funds which are advised by EIMC. Income earned on these investments is included in income from affiliate on the Statement of Operations.

Effective January 1, 2008, EIMC replaced Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, as the administrator to the Fund upon the assignment of the Fund’s Administrative Services Agreement from EIS to EIMC. There were no changes to the services being provided or fees being paid by the Fund. The administrator provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds) starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase. For the year ended September 30, 2008, the administrative services fee was equivalent to 0.10% of the Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the year ended September 30, 2008, the transfer agent fees were equivalent to an annual rate of 0.12% of the Fund’s average daily net assets.

Wachovia Bank NA, through its securities lending division of Wachovia Global Securities Lending, acts as the securities lending agent for the Fund.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the year ended September 30, 2008, the Fund paid brokerage commissions of $117,790 to Wachovia Securities, LLC.

4. DISTRIBUTION PLANS

EIS serves as distributor of the Fund’s shares. The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, the Fund is permitted to pay distribution fees at an annual rate of up to 0.75% of the average daily net assets for Class A shares and up to 1.00% of the

27

NOTES TO FINANCIAL STATEMENTS continued

average daily net assets for each of Class B and Class C shares. However, currently the distribution fees for Class A shares are limited to 0.25% of the average daily net assets of the class. Prior to April 1, 2008, distribution fees were paid at an annual rate of 0.30% of the average daily net assets for Class A shares.

For the year ended September 30, 2008, EIS received $4,728 from the sale of Class A shares and $45, $26,077 and $337 in contingent deferred sales charges from redemptions of Class A, Class B and Class C shares, respectively.

5. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $655,872,624 and $694,784,688, respectively, for the year ended September 30, 2008.

During the year ended September 30, 2008, the Fund loaned securities to certain brokers and earned $107,433 in affiliated income relating to securities lending activity which is included in income from affiliates on the Statement of Operations. At September 30, 2008, the value of securities on loan and the total value of collateral received for securities loaned amounted to $43,391,065 and $43,970,953, respectively.

On September 30, 2008, the aggregate cost of securities for federal income tax purposes was $531,277,203. The gross unrealized appreciation and depreciation on securities based on tax cost was $33,851,120 and $74,057,590, respectively, with a net unrealized depreciation of $40,206,470.

For income tax purposes, capital losses incurred after October 31 within the Fund’s fiscal year are deemed to arise on the first business day of the following fiscal year. As of September 30, 2008, the Fund incurred and will elect to defer post-October losses of $1,681,675.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the year ended September 30, 2008, the Fund did not participate in the interfund lending program.

28

NOTES TO FINANCIAL STATEMENTS continued

7. DISTRIBUTIONS TO SHAREHOLDERS

As of September 30, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-term Capital Gain	Unrealized Depreciation	Post-October Losses	Temporary Book/Tax Differences

$4,127,130	$2,262,641	$40,206,470	$1,681,675	$(42,432)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales. The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

The tax character of distributions paid for the year ended September 30, 2008 was $9,099,305 of ordinary income and $17,325,109 of long-term capital gain. No distributions were paid for the year ended September 30, 2007.

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

9. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of their duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $100 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% on the unused balance, which is allocated pro rata. Prior to June 27, 2008, the annual commitment fee was 0.08%. During the year ended September 30, 2008, the Fund had no borrowings.

29

NOTES TO FINANCIAL STATEMENTS continued

11. REGULATORY MATTERS AND LEGAL PROCEEDINGS

The Evergreen funds, EIMC and certain of EIMC’s affiliates are involved in various legal actions, including private litigation and class action lawsuits. In addition, the Evergreen funds, EIMC and certain of EIMC’s affiliates may be subject from time to time to regulatory inquiries and investigations. EIMC does not expect that any of the legal actions, inquiries or investigations currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds. There can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses or have other adverse consequences on the Evergreen funds.

The SEC and the Secretary of the Commonwealth, Securities Division, of the Commonwealth of Massachusetts are conducting separate investigations of EIMC and EIS concerning alleged issues surrounding the drop in net asset value of the Evergreen Ultra Short Opportunities Fund (the “Ultra Short Fund”) in May and June 2008. In addition, various Evergreen entities are defendants in three purported class actions in U.S. District Court for the District of Massachusetts and related to the same events. The cases generally allege that investors in the Ultra Short Fund suffered losses as a result of (i) misleading statements in Ultra Short Fund’s prospectus, (ii) the failure to accurately price securities in the Ultra Short Fund at different points in time and (iii) the failure of the Ultra Short Fund’s risk disclosures and description of its investment strategy to inform investors adequately of the actual risks of the fund.

12. NEW ACCOUNTING PRONOUNCEMENTS

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by existing standards. The change to current generally accepted accounting principles from the application of FAS 157 relates to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management of the Fund does not believe the adoption of FAS 157 will materially impact the financial statement amounts, however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about

30

NOTES TO FINANCIAL STATEMENTS continued

(a) how and why a fund uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management of the Fund does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008.

13. SUBSEQUENT DISTRIBUTION

On November 18, 2008, the Fund declared distributions from long-term capital gains to shareholders of record on November 17, 2008. The per share amounts payable on November 19, 2008 were as follows:

Long-term Capital Gains

Class A	$0.0278
Class B	0.0278
Class C	0.0278
Class I	0.0278

These distributions are not reflected in the accompanying financial statements.

14. SUBSEQUENT EVENT

Wells Fargo & Company (“Wells Fargo”) and Wachovia announced on October 3, 2008 that Wells Fargo agreed to acquire Wachovia in a whole company transaction that will include all of Wachovia’s banking and other businesses. The transaction is expected to close during the fourth quarter of 2008, subject to receipt of regulatory approvals and Wachovia shareholder approval. In connection with this transaction, Wachovia has issued preferred shares representing approximately a 40% voting interest in Wachovia to Wells Fargo. Due to its ownership of preferred shares, Wells Fargo may be deemed to control EIMC.

If Wells Fargo is deemed to control EIMC, then the advisory agreement between the Fund and EIMC would have terminated automatically in connection with the issuance of preferred shares. To address this possibility, on October 20, 2008 the Board of Trustees approved an interim advisory agreement with EIMC which became effective upon the issuance of the preferred shares. The interim agreement will be in effect for a period of up to 150 days. EIMC’s receipt of the advisory fees under an interim advisory agreement is subject to the approval by shareholders of the Fund of a new advisory agreement with EIMC.

31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders

Evergreen Equity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Mid Cap Growth Fund, a series of the Evergreen Equity Trust, as of September 30, 2008 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2008 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Mid Cap Growth Fund as of September 30, 2008, the results of its operations, changes in its net assets and financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 24, 2008

32

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

Pursuant to Section 852 of the Internal Revenue Code, the Fund has designated long-term capital gain distributions of $17,325,109 for the fiscal year ended September 30, 2008.

With respect to dividends paid from investment company taxable income during the fiscal year ended September 30, 2008, the Fund designates 33.38% of ordinary income and any short-term capital gain distributions as Qualified Dividend Income in accordance with the Internal Revenue Code. Complete 2008 year-end tax information will be reported on your 2008 Form 1099-DIV, which shall be provided to you in early 2009.

For corporate shareholders, 35.06% of ordinary income dividends paid during the fiscal year ended September 30, 2008 qualified for the dividends received deduction.

33

ADDITIONAL INFORMATION (unaudited) continued

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT

Each year, the Fund’s Board of Trustees determines whether to approve the continuation of the Fund’s investment advisory agreements. In September 2008, the Trustees, including a majority of the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Fund or EIMC (the “independent Trustees”), approved the continuation of the Fund’s investment advisory agreements. (References below to the “Fund” are to Evergreen Mid Cap Growth Fund; references to the “funds” are to the Evergreen funds generally.)

At the same time, the Trustees considered the continuation of the investment advisory agreements for all of the funds. The description below refers in many cases to the Trustees’ process for considering, and conclusions regarding, all of the funds’ agreements. In all of its deliberations, the Board of Trustees and the independent Trustees were advised by independent counsel to the independent Trustees and counsel to the funds.

The review process. In connection with its review of the funds’ investment advisory agreements, the Board of Trustees requests and evaluates, and EIMC and any sub-advisors furnish, such information as the Trustees consider to be reasonably necessary in the circumstances. The Trustees began their 2008 review process at the time of the last advisory contract-renewal process in September 2007. In the course of their 2007 review, the Trustees identified a number of funds that had experienced either short-term or longer-term performance issues. During the 2008 review process, the Trustees monitored each of these funds in particular for changes in performance and for the results of any changes in a fund’s investment process or investment team. In addition, during the course of the year, the Trustees regularly reviewed information regarding the investment performance of all of the funds, paying particular attention to funds whose performance since September 2007 indicated short-term or longer-term performance issues.

In spring 2008, a committee of the Board of Trustees (the “Committee”), working with EIMC management, determined generally the types of information the Board would review as part of its 2008 review process and set a timeline detailing the information required and the dates for its delivery to the Trustees. The Board engaged the independent data provider Keil Fiduciary Strategies LLC (“Keil”) to provide fund-specific and industry-wide data containing information of a nature and in a format generally prescribed by the Committee, and the Committee worked with Keil and EIMC to develop appropriate groups of peer funds for each fund. The Committee also identified a number of expense, performance, and other issues and requested specific information as to those issues.

The Trustees reviewed, with the assistance of an independent industry consultant retained by the independent Trustees, the information that EIMC and Keil provided. The Trustees formed small groups to review individual funds in greater detail. In addition, the Trustees considered information regarding, among other things, brokerage practices of the funds,

34

ADDITIONAL INFORMATION (unaudited) continued

the use of derivatives by the funds, strategic planning for the funds, analyst and research support available to the portfolio management teams, and information regarding the various fall-out benefits received directly and indirectly by EIMC and its affiliates from the funds. The Trustees requested and received additional information following that review.

The Committee met several times by telephone during the 2008 review process to consider the information provided by EIMC. The Committee then met with representatives of EIMC. In addition, over the period of this review, the independent Trustees discussed the continuation of the funds’ advisory agreements with representatives of EIMC and in multiple private sessions with independent legal counsel at which no personnel of EIMC were present. At a meeting of the full Board of Trustees in September, the Committee reported the results of its discussions with EIMC, and the full Board met with representatives of EIMC and engaged in further review of the materials provided to it, and approved the continuation of each of the advisory and sub-advisory agreements.

In considering the continuation of the agreements, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Trustees evaluated information provided to them both in terms of the generally and with respect to each fund, including the Fund, specifically as they considered appropriate. Although the Trustees considered the continuation of the agreements as part of the larger process of considering the continuation of the advisory contracts for all of the funds, their determination to continue the advisory agreements for each of the funds was ultimately made on a fund-by-fund basis.

This summary describes a number of the most important, and not necessarily all, of the factors considered by the Board and the independent Trustees.

Information reviewed. The Board of Trustees and committees of the Board of Trustees meet periodically during the course of the year. At those meetings, EIMC presents a wide variety of information regarding the services it performs, the investment performance of the funds, and other aspects of the business and operations of the funds. At those meetings, and in the process of considering the continuation of the agreements, the Trustees considered information regarding, for example, the funds’ investment results; the portfolio management teams for the funds and the experience of the members of those teams, and any recent changes in the membership of the teams; portfolio trading practices; compliance by the funds and EIMC with applicable laws and regulations and with the funds’ and EIMC’s compliance policies and procedures; risk evaluation and oversight procedures at EIMC; services provided by affiliates of EIMC to the funds and shareholders of the funds; and other information relating to the nature, extent, and quality of services provided by EIMC. The Trustees considered a number of changes in portfolio management personnel at EIMC and its advisory affiliates in the year since September

35

ADDITIONAL INFORMATION (unaudited) continued

2007. The Trustees also considered changes in personnel at the funds and EIMC, including the appointment of a new Chief Compliance Officer for the funds in June of 2007 and a new Chief Investment Officer at EIMC in August of 2008.

The Trustees considered the rates at which the funds pay investment advisory fees, and the efforts generally by EIMC and its affiliates as sponsors of the funds. The data provided by Keil showed the management fees paid by each fund in comparison to the management fees of other peer mutual funds, in addition to data regarding the investment performance of the funds in comparison to other peer mutual funds. The Trustees were assisted by an independent industry consultant in reviewing the information presented to them.

The Trustees noted that, in certain cases, EIMC and/or its affiliates provide advisory services to other clients that are comparable to the advisory services they provide to certain funds. The Trustees considered the information EIMC provided regarding the rates at which those other clients pay advisory fees to EIMC or its affiliates for such services. Fees charged to those other clients were generally lower than those charged to the respective funds. In respect of these other accounts, EIMC noted that the compliance, reporting, and other legal burdens of providing investment advice to mutual funds generally exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans. The Trustees also considered the investment performance of those other accounts managed by EIMC and its affiliates, where applicable, and concluded that the performance of those accounts did not suggest any substantial difference in the quality of the service provided by EIMC and its affiliates to those accounts.

The Trustees considered the transfer agency fees paid by the funds to an affiliate of EIMC. They reviewed information presented to them showing that the transfer agency fees charged to the funds were generally consistent with industry norms.

The Trustees also considered that EIMC serves as administrator to the funds and receives a fee for its services as administrator. In their comparison of the advisory fee paid by the funds with those paid by other mutual funds, the Trustees considered administrative fees paid by the funds and those other mutual funds. The Board considered that EIS, an affiliate of EIMC, serves as distributor to the funds generally and receives fees from the funds for those services. They considered other so-called “fall-out” benefits to EIMC and its affiliates due to their other relationships with the funds, including, for example, soft-dollar services received by EIMC attributable to transactions entered into by EIMC for the benefit of the funds and brokerage commissions received by Wachovia Securities, LLC, an affiliate of EIMC, from transactions effected by it for the funds. The Trustees also noted that the funds pay sub-transfer agency fees to various financial institutions that hold fund shares in omnibus accounts, and that Wachovia Securities, LLC and its affiliates receive such payments from the funds in respect of client accounts they hold in omnibus arrangements, and that an affiliate of EIMC receives fees for administering the sub-transfer

36

ADDITIONAL INFORMATION (unaudited) continued

agency payment program. In reviewing the services provided by an affiliate of EIMC, the Trustees noted that an affiliate of EIMC had won recognition from Dalbar customer service each year since 1998, and also won recognition from National Quality Review for customer service and for accuracy in processing transactions in 2008. They also considered that Wachovia Securities, LLC and its affiliates receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds’ Rule 12b-1 plans) in respect of shares sold or held through it. The Trustees also noted that an affiliate of EIMC receives compensation for serving as a securities lending agent for a number of the funds.

In the period leading up to the Trustees’ approval of continuation of the investment advisory agreements, the Trustees were mindful of the financial condition of Wachovia Corporation (“Wachovia”), EIMC’s parent company. They considered the possibility that a significant adverse change in Wachovia’s financial condition could impair the ability of EIMC or its affiliates to perform services for the funds at the same level as in the past. The Trustees concluded that any change in Wachovia’s financial condition had not to date had any such effect, but determined to monitor EIMC’s and its affiliates’ performance, and financial conditions generally, going forward in order to identify any such impairment that may develop and to take appropriate action.

Nature and quality of the services provided. The Trustees considered that EIMC and its affiliates generally provide a comprehensive investment management service to the funds. They noted that EIMC formulates and implements an investment program for the Fund. They noted that EIMC makes its personnel available to serve as officers of the funds, and concluded that the reporting and management functions provided by EIMC with respect to the funds were generally satisfactory. The Trustees considered the investment philosophy of the Fund’s portfolio management team, and considered the in-house research capabilities of EIMC and its affiliates, as well as other resources available to EIMC, including research services available to it from third parties. The Board considered the managerial and financial resources available to EIMC and its affiliates, and the commitment that the Wachovia organization has made to the funds generally. On the basis of these factors, they determined that the nature and scope of the services provided by EIMC were consistent with their respective duties under the investment advisory agreements and appropriate and consistent with the investment programs and best interests of the funds.

The Trustees noted the resources EIMC and its affiliates have committed to the regulatory, compliance, accounting, tax and oversight of tax reporting, and shareholder servicing functions, and the number and quality of staff committed to those functions, which they concluded were appropriate and generally in line with EIMC’s responsibilities to the Fund and to the funds generally. The Board and the disinterested Trustees concluded, within

37

ADDITIONAL INFORMATION (unaudited) continued

the context of their overall conclusions regarding the funds’ advisory agreements, that they were generally satisfied with the nature, extent, and quality of the services provided by EIMC, including services provided by EIMC under its administrative services agreements with the funds.

Investment performance. The Trustees considered the investment performance of each fund, both by comparison to other comparable mutual funds and to broad market indices. Although the Trustees considered the performance of all share classes, the Trustees noted that, for the one-year period ended December 31, 2007, the Fund’s Class B shares (the Fund’s oldest share class) had outperformed the Fund’s benchmark index, the Russell Midcap Growth Index, and performed in the third quintile of the mutual funds against which the Trustees compared the Fund’s performance. The Trustees also noted that, for the three- and ten-year periods ended December 31, 2007, the Fund’s Class B shares had underperformed the Fund’s benchmark index and performed in the fourth quintile of the mutual funds against which the Trustees compared the Fund’s performance for the same periods. The Trustees noted that, for the five-year period ended December 31, 2007, the Fund’s Class B shares had underperformed the Fund’s benchmark index and performed in the third quintile of the mutual funds against which the Trustees compared the Fund’s performance.

The Trustees discussed each fund’s performance with representatives of EIMC. In each instance where a fund experienced a substantial period of underperformance relative to its benchmark index and/or the non-Evergreen fund peers against which the Trustees compared the fund’s performance, the Trustees considered EIMC’s explanation of the reasons for the relative underperformance and the steps being taken to address the relative underperformance. The Trustees also noted that EIMC had appointed a new Chief Investment Officer in August of 2008 who had not yet had sufficient time to evaluate and direct remedial efforts with respect to funds that have experienced a substantial period of relative underperformance. The Trustees emphasized that the continuation of the investment advisory agreement for a fund should not be taken as any indication that the Trustees did not believe investment performance for any specific fund might not be improved, and they noted that they would continue to monitor closely the investment performance of the funds going forward.

Advisory and administrative fees. The Trustees recognized that EIMC does not seek to provide the lowest cost investment advisory service, but to provide a high quality, full-service investment management product at a reasonable price. They also noted that EIMC has in many cases sought to set its investment advisory fees at levels consistent with industry norms. The Trustees noted that, in certain cases, a fund’s management fees were higher than many or most other mutual funds in the same Keil peer group. However, in each case, the Trustees determined on the basis of the information presented that the level

38

ADDITIONAL INFORMATION (unaudited) continued

of management fees was not excessive. The Trustees noted that the Fund’s management fee was lower than the management fees paid by most of the other mutual funds against which the Trustees compared the Fund’s management fee, and that the level of profitability realized by EIMC in respect of the fee did not appear excessive.

Economies of scale. The Trustees noted the possibility that economies of scale would be achieved by EIMC in managing the funds as the funds grow. The Trustees noted that the Fund had implemented breakpoints in its advisory fee structure. The Trustees noted that they would continue to review the appropriate levels of breakpoints in the future, and concluded that the breakpoints as implemented appeared to be a reasonable step toward the realization of economies of scale by the Fund.

Profitability. The Trustees considered information provided to them regarding the profitability to the EIMC organization of the investment advisory, administration, and transfer agency (with respect to the open-end funds only) fees paid to EIMC and its affiliates by each of the funds. They considered that the information provided to them was necessarily estimated, and that the profitability information provided to them, especially on a fund-by-fund basis, did not necessarily provide a definitive tool for evaluating the appropriateness of each fund’s advisory fee. They noted that the levels of profitability of the funds to EIMC varied widely, depending on among other things the size and type of fund. They considered the profitability of the funds in light of such factors as, for example, the information they had received regarding the relation of the fees paid by the funds to those paid by other mutual funds, the investment performance of the funds, and the amount of revenues involved. In light of these factors, the Trustees concluded that the profitability of any of the funds, individually or in the aggregate, should not prevent the Trustees from approving the continuation of the agreements.

39

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None

Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Chairman of the Finance Committee, Member of the Executive Committee, and Former Treasurer, Cambridge College

Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Fund Complex (consisting of 53 portfolios as of 12/31/2007)

Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services

Carol A. Kosel[1] Trustee DOB: 12/25/1963 Term of office since: 2008 Other directorships: None

Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Former Manager of Commercial Operations, CMC Steel (steel producer)

Patricia B. Norris Trustee DOB: 4/9/1948 Term of office since: 2006 Other directorships: None

President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1988 Other directorships: None

Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None

President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)

Dr. Russell A. Salton III Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	President/CEO, AccessOne MedCard, Inc.

40

TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None

Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Director, Old State House Association; Former Trustee, Saint Joseph College (CT)

Richard K. Wagoner, CFA[2] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society

OFFICERS
Dennis H. Ferro[3] President DOB: 6/20/1945 Term of office since: 2003

Principal occupations: President and Chief Executive Officer, Evergreen Investment Company, Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer, Evergreen Investment Company, Inc.

Jeremy DePalma[4] Treasurer DOB: 2/5/1974 Term of office since: 2005

Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000

Principal occupations: Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC; Senior Vice President and Assistant General Counsel, Wachovia Corporation

Robert Guerin[4] Chief Compliance Officer DOB: 9/20/1965 Term of office since: 2007

Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investments Co., Inc.; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

[1]

Each Trustee, except Mses. Kosel and Norris, serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. As new Trustees, Ms. Kosel’s and Ms. Norris’ initial terms end December 31, 2010 and June 30, 2009, respectively, at which times they may be re-elected by Trustees to serve until a successor is duly elected or qualified or until her death, resignation, retirement or removal from office by the Trustees. Each Trustee, except Ms. Kosel, oversaw 94 Evergreen funds as of December 31, 2007. Ms. Kosel became a Trustee on January 1, 2008. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

[2]	Mr. Wagoner is an “interested person” of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund’s investment advisor.
[3]	The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.
[4]	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

41

563825 rv4 11/2008

Evergreen Omega Fund

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER COMMENTARY
12	ABOUT YOUR FUND’S EXPENSES
13	FINANCIAL HIGHLIGHTS
18	SCHEDULE OF INVESTMENTS
22	STATEMENT OF ASSETS AND LIABILITIES
23	STATEMENT OF OPERATIONS
24	STATEMENTS OF CHANGES IN NET ASSETS
25	NOTES TO FINANCIAL STATEMENTS
33	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
34	ADDITIONAL INFORMATION
40	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2008, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wachovia Corporation and is an affiliate of Wachovia Corporation’s other Broker Dealer subsidiaries.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc. 200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

November 2008

Dennis H. Ferro

President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the Annual Report for Evergreen Omega Fund for the twelve-month period ended September 30, 2008 (the “period”).

Investors encountered an extraordinary environment as the fiscal year came to a close. Market volatility intensified substantially in the final quarter of the period, particularly in September 2008, as spreading problems in the credit markets threatened to drag the global economy into a recession. Slowing economic activity and widening restrictions on credit availability undermined confidence in the leading financial institutions, both at home and abroad. Investors fled to the highest-quality securities available. U.S. Treasury securities proved to be the most noticeable beneficiary of the flight to quality. In contrast, the values of most stocks and corporate bonds dropped. Moreover, this turmoil in the capital markets only worsened in the first few weeks immediately after fiscal year end. Elsewhere, foreign equity markets also slumped as fears spread that economic weakening in the United States would prove contagious. In world bond markets, sovereign government securities in industrialized nations performed relatively well, but the values of emerging market debt and foreign high yield corporate bonds were pulled down as evidence mounted of a deceleration in global growth trends. Even the prices of oil and natural gas began to retreat on world markets after climbing to unprecedented heights in the summer of 2008.

After months of deterioration, the U.S. economy contracted in the third quarter of 2008. The U.S. Commerce Department reported in October 2008 that the nation’s real Gross Domestic Product fell by 0.3% from July 2008 through September 2008, with consumer spending recording its greatest drop in three decades. The report validated expectations that the economy had entered into a recession. Fears rose that the slowdown could persist at least through the first quarter of 2009. The news was hardly unexpected, as it followed the steady accumulation of reports documenting declining housing values, falling manufacturing activity, slowing consumer spending and rising unemployment levels. Perhaps the most dramatic news was the collapse or near-collapse of several venerable financial institutions both in the U.S. and in Europe. In response, the Federal Reserve Board (the “Fed”), the U.S. Treasury, the Federal Deposit Insurance Corporation and the Securities and Exchange Commission took a series of dramatic and innovative steps to help the economy and the financial markets emerge from this crisis. In October 2008, Congress rushed through a $700 billion rescue plan designed to address the capital inadequacy of banks. Meanwhile, in a further effort to re-stimulate lending activity, the Fed twice slashed the key fed funds rate in October 2008. The

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LETTER TO SHAREHOLDERS continued

reductions brought the influential overnight lending rate to just 1.00%. It had been as high as 5.25% as recently as August 2007. Overseas, other major central banks also cut short-term rates to inject liquidity into the financial markets. At the same time, foreign governments took other measures to buttress financial institutions and forestall the possibility of a global recession.

During a volatile and challenging period in the capital markets, the investment managers of Evergreen’s growth-oriented equity funds focused on controlling risk and finding potential opportunities while maintaining the goal of seeking long-term capital appreciation. Managers of Evergreen Large Company Growth Fund and Evergreen Omega Fund focused on bottom-up, fundamental analysis in making individual stock selections. The management teams supervising Evergreen Mid Cap Growth Fund and Evergreen Small-Mid Growth Fund, meanwhile, sought out growing companies with strong fundamentals and reasonable valuations. At the same time, managers of Evergreen Growth Fund concentrated on opportunities among small cap growth companies with above-average earnings prospects and reasonable stock prices. The team supervising Evergreen Strategic Growth Fund, meanwhile, focused on large cap companies offering superior long-term growth potential.

As we look back over the extraordinary series of events during the period, we believe it is vitally important for all investors to keep perspective and remain focused on their long-term strategies. Most importantly, we continue to urge investors to pursue fully diversified strategies to participate in future market gains and limit the risks of potential losses. If they haven’t already done so, we encourage individual investors to work with their financial advisors to develop a diversified, long-term strategy and, most importantly, to adhere to it. Investors should keep in mind that the economy and the financial markets have had long and successful histories of adaptability, recovery, innovation and growth. Proper asset allocation decisions can have significant impacts on the returns of long-term portfolios.

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

Dennis H. Ferro

President and Chief Executive Officer

Evergreen Investment Company, Inc.

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LETTER TO SHAREHOLDERS continued

Special Notices to Shareholders:

•

Dennis Ferro, President and Chief Executive Officer (CEO) of Evergreen Investments, will retire at the end of 2008 and Peter Cieszko, current President of Global Distribution, will succeed Mr. Ferro as President and CEO at that time. Additionally, David Germany has been named the new Chief Investment Officer (CIO). Please visit our Web site at EvergreenInvestments.com for additional information regarding these announcements.

•

On October 3, 2008, Wachovia Corporation, parent company of Evergreen Investments, and Wells Fargo & Company announced a definitive agreement whereby Wells Fargo will acquire Wachovia in a stock-for-stock transaction. Please visit Wachovia.com for additional information regarding this announcement.

3

FUND AT A GLANCE

as of September 30, 2008

MANAGEMENT TEAM

Investment Advisor:

Evergreen Investment Management Company, LLC

Portfolio Manager:

Aziz Hamzaogullari, CFA

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar’s style box is based on a portfolio date as of 9/30/2008.

The Equity style box placement is based on 10 growth and valuation measures for each fund holding and the median size of the companies in which the fund invests.

PERFORMANCE AND RETURNS

Portfolio inception date: 4/29/1968

	Class A	Class B	Class C	Class I	Class R
Class inception date	4/29/1968	8/2/1993	8/2/1993	1/13/1997	10/10/2003

Nasdaq symbol	EKOAX	EKOBX	EKOCX	EOMYX	EKORX

Average annual return*

1-year with sales charge	-18.28%	-18.26%	-14.78%	N/A	N/A

1-year w/o sales charge	-13.30%	-13.95%	-13.92%	-13.06%	-13.49%

5-year	4.05%	4.20%	4.54%	5.60%	5.08%

10-year	3.82%	3.68%	3.68%	4.73%	4.33%

Maximum sales charge	5.75%	5.00%	1.00%	N/A	N/A
	Front-end	CDSC	CDSC

*      Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C or I, please go to EvergreenInvestments.com/fundperformance. Please call 1.800.847.5397 for the most recent month-end performance information for Class R. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Class R prior to its inception is based on the performance of Class A, the original class offered. The historical returns for Class R have not been adjusted to reflect the effect of its 12b-1 fee. The fund incurs a 12b-1 fee of 0.25% for Class A, 0.50% for Class R and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Class R would have been lower.

The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower. Returns reflect expense limits previously in effect for Class A, without which returns for Class A would have been lower.

Class I shares are only offered, subject to the minimum initial purchase requirements, in the following manner: (1) to investment advisory clients of EIMC (or its advisory affiliates), (2) to employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans, (3) to fee-based mutual fund wrap accounts, (4) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (5) to certain institutional investors, and (6) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or who owned shares of Vestaur Securities Fund as of May 20, 2005.

Class I shares are only available to institutional shareholders with a minimum of $1 million investment, which may be waived in certain situations.

Class R shares generally are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans.

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FUND AT A GLANCE continued

Comparison of a $10,000 investment in the Evergreen Omega Fund Class A shares versus a similar investment in the Russell 1000 Growth Index (Russell 1000 Growth) and the Consumer Price Index (CPI).

The Russell 1000 Growth is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Small and mid cap securities may be subject to special risks associated with narrower product lines and limited financial resources compared to their large cap counterparts, and, as a result, small and mid cap securities may decline significantly in market downturns and may be more volatile than those of larger companies due to the higher risk of failure.

All data is as of September 30, 2008, and subject to change.

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PORTFOLIO MANAGER COMMENTARY

The fund’s Class A shares returned -13.30% for the twelve-month period ended September 30, 2008, excluding any applicable sales charges. During the same period, the Russell 1000 Growth returned -20.88% and the Lipper Multi-Cap Growth Funds Category had an average return of -24.07%.

The fund’s objective is to seek long-term capital growth.

Investment process

I assumed portfolio management responsibility for Evergreen Omega Fund effective June 30, 2006. I would like to take this opportunity to share with you some insights into the investment philosophy and process that I have brought to the fund since then. I am a strong believer in the importance of a disciplined, well-defined investment process for achieving superior long-term investment results. Our investment philosophy centers on fundamental, bottom-up, disciplined investing for the long-term. Our ultimate goal is to invest in what we believe are structurally good businesses with sustainable competitive advantages and the ability to grow profitably on a secular basis. We follow a focused strategy where we tend to pursue a small number of companies that we believe can sustain above-average growth of long-term cash flows and sell at a discount to our estimate of the intrinsic value for the business. Because we are long-term investors, we anticipate that the fund’s portfolio turnover may be relatively low. Our sector weighting decisions will be byproducts of our bottom-up, fundamental analysis of companies, as we refrain from trying to determine macro variables such as interest rates, employment growth and inflation. Our long-term intrinsic value models incorporate assumptions that serve as fundamental milestones along a company’s growth trajectory. We invest in companies where we believe the risk-reward profile is favorable and when one of the following factors exists: growth potential is underestimated; investors overreact to short-term concerns; companies are priced below private market value; or valuation is low relative to normalized cash flow power. We reduce or sell our holdings when an assumption has proved to be flawed; a stock fully reflects fair value; unfavorable structural change takes place in the business; or better risk-reward opportunities are identified.

During the fiscal year, I made no meaningful changes to the fund’s overall sector positioning, continuing with overweight positions in Information Technology, Health Care and Consumer Discretionary names and underweight positions in Industrials, Energy and Materials. I made investments in eight new companies and sold our stakes in nine companies. The new companies I invested in were Bankrate, FactSet, Linear Technology, Visa, Merck, Blue Nile, Weatherford and Schlumberger. I sold our positions in Apollo, Wal-Mart, Avid, Pfizer, Cintas, Dell, Intel and Citigroup. In the case of Materials and Energy, I continued our underweight position. This was a direct result of our bottom-up fundamental analysis—which did not identify attractive investments—rather than a top-down macro view. The key driver for companies in these sectors, in my opinion, was the price of commodities, which is driven by supply and demand. We believed commodities prices were well above our estimate of the marginal cost of production, which in my opinion was not the best time to invest in these cyclical businesses. More important, when we looked

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PORTFOLIO MANAGER COMMENTARY continued

at the embedded expectations in these companies in terms of margins and returns, we found the prices unattractive. In order to have an upside in these companies, I believed that one had to assume that margins, returns and record peak level fundamentals had the potential to improve on a sustained basis.

Going forward, I would like to make a distinction between Energy and Materials. Although these two sectors may be highly correlated in the near-term, there may be meaningful differences in the longer-term picture. We currently continue to have no holdings in Materials because we still find the risk-reward unappealing. As we stated in our past quarterly communications, we still believe that there may be a commodities bubble, which historically has taken some time to correct, especially with slowing demand both in the developed and developing world. On the other hand, after the recent significant price correction in September 2008, we increased our exposure in Energy as we believed the structural supply constraints make the fundamentals for the sector more appealing in the long-term.

Of our new investments, I would like to highlight Visa and Blue Nile to give you insights into our investment process.

Visa is the leading payments network company in the world. Visa’s competitive advantage is related to its massive network, client relationships, brand, processing capability and comprehensive payment products. Visa clients (over 15,000) have over 1.5 billion cards in over 170 countries in the world, and the card is accepted at over 26 million outlets globally. Visa has one of most recognized brands, which took decades and significant funds to build. Visa also has relationship advantages that create high barriers to its competition. Greater than two-thirds of its clients have been customers for over 10 years and have long-term contracts. Visa has a centralized platform providing clients with faster real time information and large cost advantages because of the scale of its network. With these advantages, Visa has gained share over the years, and currently is the clear market leader, with over 65% share. Along with the other major player, MasterCard, these two companies dominate 90% of dollar value. We believe Visa’s current advantages are significant and sustainable, and would be very difficult for a competitor to replicate.

The most important growth drivers for Visa are the secular shift to card-based payments from traditional paper-based systems and international expansion. The other drivers are increases in cross-border travel, penetration of new verticals, entrance to new markets, innovation and new ways of making payments. These drivers are key to the growth of Visa’s profits through volume and number of transactions. Based on our estimate of the total addressable market opportunity, penetration and competitive environment, we believe that Visa may generate organic revenue growth rates in the low teens over the next five years. We also believe that Visa could grow its free cash flow around the mid-teens, in percentage rates, as Visa’s margins and return on invested capital could expand as Visa scales its business. The company has a strong financial position, with little debt and strong cash flow generation characteristics. Lastly, we believe at the initial public offering (IPO) price and later at our

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PORTFOLIO MANAGER COMMENTARY continued

purchase prices post-IPO, the company was selling at a discount to our estimate of its intrinsic value. Post-IPO, Visa’s stock was down, especially in the last quarter ending September 30, 2008, as a result of an anticipated slowdown in consumer spending worldwide. Although we understand near-term worries, we believe these issues are temporary in nature and do not change our structural long-term fundamental view of the business.

Blue Nile, Inc. is a leading online retailer of high-quality diamond and fine jewelry in the United States. Blue Nile’s current chairman, Mark Vadon, founded the company in 1999. Blue Nile’s core business is diamond engagement rings (around 68% of sales in 2007), where the company showcases a selection of over 50,000 individual certified diamonds. The remaining portion of the business is primarily non-engagement products such as diamond earrings and other fine jewelry. We believe Blue Nile has very attractive economic characteristics, with strong competitive advantages. First, the company has significant structural cost advantages versus the traditional brick-and-mortar retailer. A typical retail jeweler spends approximately 40% to 45% of its revenue covering sales, general and administrative (SG&A) costs, which is almost four times the percentage of sales that Blue Nile spends. In our view, this is a result of a traditional retailer incurring costs for physical stores. Another significant cost savings for online retailers is due to structural supply-chain advantages. For the company’s wide selection of over 50,000 individual certified diamonds, the company does not own and carry the inventory, as these diamonds are centrally pooled with large wholesalers. For Blue Nile’s non-diamond business, the inventory is aggregated in two physical locations. This structure has resulted in higher inventory turnover rates of around 14, which is approximately 6-to-7 times better than what we consider best-in-class traditional retail jewelers. Third, Blue Nile has locked up exclusive supply arrangements with around 60% of the top wholesalers for online sales. It is difficult to replicate these arrangements, given that the contracts are long-term. Lastly, the company is a clear leader with over 50% share of the online engagement market. It also is in the process of establishing a strong brand name among consumers, with word-of-mouth and referral being the key drivers.

Blue Nile has strong secular growth drivers. The most important growth driver is the shift from off-line retail to online retail in the jewelry market. The U.S. Department of Commerce and Diamond Information Center at J. Walter Thompson estimates the U.S. jewelry market to be around $60 billion and the diamond engagement market to be around $5 billion. While Blue Nile is the clear leader with over 50% share in the U.S. online engagement ring market, it has only an approximate 4% share of the overall U.S. engagement market and an even smaller share of the overall U.S. jewelry market. This leaves ample room for growth, in our opinion. In addition, the jewelry market in the United States is very fragmented, where more than half of the sales come from independent mom-and-pop retailers, leaving plenty of opportunity for market-share consolidation. The top three players—Wal-Mart, Zale and Sterling—have around a 15% total share; the top 10 players have around a 30% total share. We believe Blue Nile will be a share gainer, with a superior business model addressing the high end of this market, where most of the dollar opportunity is.

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PORTFOLIO MANAGER COMMENTARY continued

Another long-term growth opportunity for Blue Nile is the international market (only about 5% of sales last year). According to IDEX Online, while the United States makes up 50% of the worldwide jewelry market, international sales are estimated at $60 billion. In the last fiscal year, Blue Nile expanded its operations to over 20 additional countries beyond Canada and the U.K. We believe Blue Nile has a strong financial model as result of favorable economic characteristics. The company has negative working capital requirements, as it receives a payment within days of a purchase, which it pays to its suppliers in 45 to 60 days, creating a 40- to 55-day positive cash flow float. Also, given the very low capital requirements to grow the business, the company has been a strong free cash flow generator at twice the rate of its earnings in the last three years. The company has a strong balance sheet with no debt. We particularly are drawn to the management team’s long-term value-creation focus. The company’s shares sold off as result of macro concerns and the company’s lower-than-expected guidance for the year. Although we understand the near-term risks, especially, the discretionary nature of jewelry market, we believe the current embedded expectations are too pessimistic versus our own key long-term assumptions in growth, margins and returns. Therefore, we currently believe the business is selling at a discount to our estimate of its intrinsic value.

Contributors to performance

Like last fiscal year, the fund’s outperformance relative to its benchmark during the period was mostly driven by stock selection, especially in the Consumer Discretionary, Health Care and Information Technology sectors. In Information Technology, our new Bankrate and Linear Technology positions and our long-term holding Qualcomm were major contributors. Amgen, Novartis and Biogen in Health Care; Apollo in Consumer Discretionary; Wal-Mart and McCormick in Consumer Staples; and Marsh & McLennan in Financials were major outperformers. We sold Apollo, the best-performing stock in our portfolio in the last fiscal year, as it reached our estimate of intrinsic value. We also sold another outperforming stock, Wal-Mart, as we found better risk-reward opportunities elsewhere in the market.

I would like to highlight Amgen among the positive contributors to help illustrate our patient and disciplined investing in structurally good businesses that are experiencing temporary problems and creating a buying opportunity for long-term investors like us. Amgen’s stock was negatively impacted in 2007 and was the worst-performing stock in our portfolio in last fiscal year due to uncertainty around its highly successful anemia franchise; competitive concerns around the introduction of Roche’s CERA; and questions about its pipeline after the Vectibix failure. Back then, I decided to take advantage of the price weakness in Amgen and added to our position, as I believed the valuation of Amgen did not reflect the company’s future pipeline and cash flows. Currently, Amgen has five of the seven total biotech blockbusters on the market. The company has been the leader in the anemia market, white blood cell booster market and rheumatoid arthritis market. Although issues in the anemia market resulted in shrinkage of the market and thus lowered our estimate of the company’s intrinsic value, we believed Amgen had economic characteristics that were very difficult to duplicate, driven by strong intellectual property and research and development

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PORTFOLIO MANAGER COMMENTARY continued

pipeline and the ability for commercialization. Also, we believed that the anemia market would eventually stabilize at a smaller base and start growing again with positive pricing. So although we were wrong at our initial estimate of the business, we believe investors overreacted, providing us with a buying opportunity in this franchise.

Detractors from performance

Major detractors in order were Legg Mason, Amazon, Cisco Systems, Google and Citigroup. I added to our positions in Google, Cisco and Legg Mason. I sold Citigroup, where our initial estimate of the intrinsic value was wrong and as we found better risk-reward opportunities elsewhere. Amazon, our largest holding in the portfolio, was the second worst-performing stock after Legg Mason. Still, Amazon has been the best-performing stock during my tenure on Omega Fund. Given that Amazon is our largest holding, I would like to highlight it among the underperforming stocks to explain why we still like its long-term prospects.

Amazon is a great example of what we believe to be a strong business with solid growth drivers selling at a significant discount to our estimate of the company’s intrinsic value. We believe the key growth driver for Amazon is the shift from off-line retail to online retail, since it is cheaper and more convenient for consumers to buy goods online. We believe that Amazon is the best-positioned company to take advantage of this secular shift, which is in a very early stage. The U.S. Department of Commerce estimates that online retail is at a low single-digit penetration level in the United States, and we believe this rate may reach the high single digits over the next five years. The worldwide online retail penetration rate is lower than that of the United States, which, in our opinion, means that a substantial opportunity may exist for Amazon on a global basis. The key competitive advantages for Amazon are brand, cost and scale advantages related to its business model and technology, logistics and distribution infrastructure. These structural and sustainable advantages enable the company to offer three things the consumer values: price, convenience and selection. We believe Amazon’s business model is structurally superior compared to a brick-and-mortar retailer, because Amazon does not have to carry duplicative physical inventory in many stores, but rather carries inventory in a few central distribution centers. This structure results in lower capital requirements and higher return on invested capital, as well as higher inventory turns even when compared to best-in-class traditional retailers. The company also has negative working capital requirements, which means working capital and inventory are sources of cash. We believe it is very difficult for an on- or off-line competitor, or a new entrant, to replicate these characteristics. We currently anticipate that as time passes and Amazon increases its scale, number of customers and buying power, it will become even more difficult to replicate what the company has built. In our opinion, Amazon’s advantages will become a self-fulfilling virtuous cycle. Over 60% of Amazon’s revenues come from media, in which the company has an estimated 25% market share, according to Forrester Research. We expect online retail in general to expand as a category as more people become connected to the Internet and buy online. We believe Amazon’s growth should be sustainable as the company grows the categories in which it competes beyond media, expands internationally and increases third-party offerings, especially abroad. After reporting

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a weaker-than-expected quarter for margins and earnings in July 2006, Amazon’s stock declined more than 20% in one day. We believe the main reasons for the shortfall were Amazon’s investments in expansion of international third-party sales, increased involvement in new categories (such as toys, groceries and movie downloading) and higher costs associated with free shipping and prime membership. I increased our positions in Amazon because, in my opinion, Amazon was still the leading online retailer, and investments made in it could prove beneficial in the long-term. Also, we expect Amazon’s margins and returns on capital to expand significantly as Amazon scales its business into new markets and regions. In addition, Amazon management’s long-term thinking, efficient allocation of capital and free cash flow focus are appealingly in line with my investment philosophy. Amazon’s stock has been under pressure recently as expectations of a global slowdown have been reflected in the share price. I believe Amazon is one of the very few businesses that offer the kind of sustainable long-term growth, superior and improving economics and outstanding risk-reward profile that we favor.

Portfolio management outlook

Our investment process is guided by my steadfast commitment to the long-term. A byproduct of such a process and philosophy has been a relatively low portfolio turnover ratio, even though the fund does not have a stated goal of maintaining a specified level of portfolio turnover. At the end of this fiscal year, the portfolio turnover ratio was 44%, a much higher turnover than last year as I took advantage of bargains in the market and extreme volatility. Between June 30, 2006, when I became the portfolio manager of the fund, and September 30, 2008, the estimated annualized portfolio turnover was 30%. While shifting market conditions may warrant additional portfolio transactions and a higher turnover ratio, we remain committed to a philosophy of investing for the long-term.

I thank you for your investment in Evergreen Omega Fund.

Aziz V. Hamzaogullari, CFA

This commentary reflects the views and opinions of the fund’s portfolio manager(s) on the date indicated and may include statements that constitute “forward-looking statements” under the U.S. Securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the fund, markets, or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties, and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and Evergreen undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed herein (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the fund’s trading intent.

You should carefully consider the fund’s investment objectives, policies, risks, charges and expenses before investing. To obtain a prospectus, which contains this and other important information visit www.EvergreenInvestments.com or call 1.800.847.5397.

Please read the prospectus carefully before investing.

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ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2008 to September 30, 2008.

The example illustrates your fund’s costs in two ways:

•	Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

•	Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/2008	Ending Account Value 9/30/2008	Expenses Paid During Period*

Actual
Class A	$1,000.00	$998.53	$6.80
Class B	$1,000.00	$994.53	$10.52
Class C	$1,000.00	$994.96	$10.52
Class I	$1,000.00	$999.64	$5.60
Class R	$1,000.00	$997.04	$8.04
Hypothetical
(5% return before expenses)
Class A	$1,000.00	$1,018.20	$6.86
Class B	$1,000.00	$1,014.45	$10.63
Class C	$1,000.00	$1,014.45	$10.63
Class I	$1,000.00	$1,019.40	$5.65
Class R	$1,000.00	$1,016.95	$8.12

*

For each class of the fund, expenses are equal to the annualized expense ratio of each class (1.36% for Class A, 2.11% for Class B, 2.11% for Class C, 1.12% for Class I and 1.61% for Class R), multiplied by the average account value over the period, multiplied by 183 / 366 days.

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FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended September 30,

CLASS A	2008	2007	2006	2005	2004

Net asset value, beginning of period	$31.44	$25.60	$25.54	$23.00	$21.07

Income from investment operations
Net investment income (loss)	0.05[1]	(0.11)[1]	(0.15)[1]	(0.12)[1]	(0.22)
Net realized and unrealized gains or losses on investments	(4.23)	5.95	0.21	2.66	2.15

Total from investment operations	(4.18)	5.84	0.06	2.54	1.93

Net asset value, end of period	$27.26	$31.44	$25.60	$25.54	$23.00

Total return[2]	(13.30)%	22.81%	0.23%	11.04%	9.16%

Ratios and supplemental data
Net assets, end of period (thousands)	$465,952	$595,296	$520,421	$449,639	$485,315
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.37%	1.40%	1.42%	1.44%	1.49%
Expenses excluding waivers/reimbursements and expense reductions	1.44%	1.46%	1.51%	1.48%	1.51%
Net investment income (loss)	0.16%	(0.38)%	(0.57)%	(0.49)%	(0.92)%
Portfolio turnover rate	44%	23%	128%	134%	159%

1	Net investment income (loss) per share is based on average shares outstanding during the period.
2	Excluding applicable sales charges

See Notes to Financial Statements

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FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended September 30,

CLASS B	2008	2007	2006	2005	2004

Net asset value, beginning of period	$27.45	$22.51	$22.62	$20.51	$18.92

Income from investment operations
Net investment income (loss)	(0.15)[1]	(0.27)[1]	(0.29)[1]	(0.25)[1]	(0.34)[1]
Net realized and unrealized gains or losses on investments	(3.68)	5.21	0.18	2.36	1.93

Total from investment operations	(3.83)	4.94	(0.11)	2.11	1.59

Net asset value, end of period	$23.62	$27.45	$22.51	$22.62	$20.51

Total return[2]	(13.95)%	21.95%	(0.49)%	10.29%	8.40%

Ratios and supplemental data
Net assets, end of period (thousands)	$85,008	$183,129	$311,011	$437,122	$542,897
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	2.11%	2.11%	2.12%	2.14%	2.19%
Expenses excluding waivers/reimbursements and expense reductions	2.16%	2.15%	2.21%	2.18%	2.21%
Net investment income (loss)	(0.61)%	(1.08)%	(1.27)%	(1.17)%	(1.62)%
Portfolio turnover rate	44%	23%	128%	134%	159%

1	Net investment income (loss) per share is based on average shares outstanding during the period.
2	Excluding applicable sales charges

See Notes to Financial Statements

14

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended September 30,

CLASS C	2008	2007	2006	2005	2004

Net asset value, beginning of period	$27.52	$22.57	$22.67	$20.57	$18.97

Income from investment operations
Net investment income (loss)	(0.15)[1]	(0.27)[1]	(0.29)[1]	(0.25)[1]	(0.34)[1]
Net realized and unrealized gains or losses on investments	(3.68)	5.22	0.19	2.35	1.94

Total from investment operations	(3.83)	4.95	(0.10)	2.10	1.60

Net asset value, end of period	$23.69	$27.52	$22.57	$22.67	$20.57

Total return[2]	(13.92)%	21.93%	(0.44)%	10.21%	8.43%

Ratios and supplemental data
Net assets, end of period (thousands)	$40,829	$54,982	$64,042	$92,223	$128,964
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	2.11%	2.11%	2.12%	2.14%	2.19%
Expenses excluding waivers/reimbursements and expense reductions	2.16%	2.15%	2.21%	2.18%	2.21%
Net investment income (loss)	(0.58)%	(1.09)%	(1.27)%	(1.15)%	(1.62)%
Portfolio turnover rate	44%	23%	128%	134%	159%

1	Net investment income (loss) per share is based on average shares outstanding during the period.
2	Excluding applicable sales charges

See Notes to Financial Statements

15

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended September 30,

CLASS I	2008	2007	2006	2005	2004

Net asset value, beginning of period	$32.32	$26.25	$26.10	$23.44	$21.40

Income from investment operations
Net investment income (loss)	0.13[1]	(0.03)[1]	(0.08)[1]	(0.04)[1]	(0.15)
Net realized and unrealized gains or losses on investments	(4.35)	6.10	0.23	2.70	2.19

Total from investment operations	(4.22)	6.07	0.15	2.66	2.04

Net asset value, end of period	$28.10	$32.32	$26.25	$26.10	$23.44

Total return	(13.06)%	23.12%	0.57%	11.35%	9.53%

Ratios and supplemental data
Net assets, end of period (thousands)	$23,910	$16,503	$16,344	$10,526	$15,127
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.12%	1.11%	1.12%	1.14%	1.19%
Expenses excluding waivers/reimbursements and expense reductions	1.17%	1.15%	1.21%	1.18%	1.21%
Net investment income (loss)	0.42%	(0.09)%	(0.30)%	(0.15)%	(0.62)%
Portfolio turnover rate	44%	23%	128%	134%	159%

1	Net investment income (loss) per share is based on average shares outstanding during the period.

See Notes to Financial Statements

16

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended September 30,

CLASS R	2008	2007	2006	2005	2004[1]

Net asset value, beginning of period	$31.20	$25.47	$25.46	$22.97	$22.31

Income from investment operations
Net investment income (loss)	(0.02)[2]	(0.14)[2]	(0.19)[2]	(0.24)[2]	(0.22)[2]
Net realized and unrealized gains or losses on investments	(4.19)	5.87	0.20	2.73	0.88

Total from investment operations	(4.21)	5.73	0.01	2.49	0.66

Net asset value, end of period	$26.99	$31.20	$25.47	$25.46	$22.97

Total return	(13.49)%	22.50%	0.04%	10.84%	2.96%

Ratios and supplemental data
Net assets, end of period (thousands)	$84	$63	$445	$385	$7
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.61%	1.61%	1.62%	1.63%	1.64%[3]
Expenses excluding waivers/reimbursements and expense reductions	1.66%	1.65%	1.71%	1.67%	1.66%[3]
Net investment income (loss)	(0.08)%	(0.53)%	(0.75)%	(0.98)%	(1.00)%[3]
Portfolio turnover rate	44%	23%	128%	134%	159%

1	For the period from October 10, 2003 (commencement of class operations), to September 30, 2004.
2	Net investment income (loss) per share is based on average shares outstanding during the period.
3	Annualized

See Notes to Financial Statements

17

SCHEDULE OF INVESTMENTS

September 30, 2008

	Shares	Value

COMMON STOCKS 99.3%
CONSUMER DISCRETIONARY 17.3%
Hotels, Restaurants & Leisure 0.7%
Carnival Corp.	115,181	$4,071,648

Internet & Catalog Retail 9.0%
Amazon.com, Inc. *	516,092	37,550,854
Blue Nile, Inc. * ρ	411,400	17,636,718

		55,187,572

Media 1.9%
Omnicom Group, Inc.	308,880	11,910,413

Multi-line Retail 1.0%
Target Corp.	123,602	6,062,678

Specialty Retail 1.6%
Best Buy Co., Inc.	130,052	4,876,950
Home Depot, Inc.	204,250	5,288,033

		10,164,983

Textiles, Apparel & Luxury Goods 3.1%
Timberland Co., Class A * ρ	1,087,850	18,895,954

CONSUMER STAPLES 7.0%
Beverages 1.1%
Coca-Cola Co.	120,143	6,353,162

Food & Staples Retailing 0.2%
Whole Foods Market, Inc. ρ	66,900	1,340,007

Food Products 1.5%
McCormick & Co., Inc.	243,100	9,347,195

Household Products 4.2%
Clorox Co.	247,400	15,509,506
Procter & Gamble Co.	147,891	10,306,524

		25,816,030

ENERGY 8.5%
Energy Equipment & Services 3.0%
Schlumberger, Ltd.	125,800	9,823,722
Weatherford International, Ltd. *	356,100	8,952,354

		18,776,076

Oil, Gas & Consumable Fuels 5.5%
Chevron Corp.	204,200	16,842,416
ConocoPhillips	228,940	16,769,855

		33,612,271

See Notes to Financial Statements

18

SCHEDULE OF INVESTMENTS continued

September 30, 2008

	Shares	Value

COMMON STOCKS continued
FINANCIALS 10.6%
Capital Markets 3.4%
Legg Mason, Inc. ρ	542,200	$20,636,132

Consumer Finance 3.6%
Visa, Inc., Class A ρ	362,300	22,241,597

Insurance 3.6%
Marsh & McLennan Cos.	706,292	22,431,834

HEALTH CARE 21.2%
Biotechnology 6.4%
Amgen, Inc. *	391,445	23,200,945
Biogen Idec, Inc. *	326,725	16,431,001

		39,631,946

Health Care Equipment & Supplies 5.2%
Medtronic, Inc.	314,315	15,747,182
St. Jude Medical, Inc. *	111,703	4,857,963
Zimmer Holdings, Inc. *	180,356	11,643,783

		32,248,928

Health Care Providers & Services 1.9%
WellPoint, Inc. *	245,600	11,486,712

Pharmaceuticals 7.7%
Bristol-Myers Squibb Co.	637,321	13,288,143
Merck & Co., Inc.	395,100	12,469,356
Novartis AG, ADR	408,100	21,564,004

		47,321,503

INDUSTRIALS 3.9%
Air Freight & Logistics 3.3%
Expeditors International of Washington, Inc.	523,061	18,223,445
United Parcel Service, Inc., Class B	33,700	2,119,393

		20,342,838

Industrial Conglomerates 0.6%
Tyco International, Ltd.	113,856	3,987,237

INFORMATION TECHNOLOGY 30.8%
Communications Equipment 5.8%
Cisco Systems, Inc. *	577,727	13,033,521
QUALCOMM, Inc. ρ	530,441	22,793,050

		35,826,571

Internet Software & Services 6.2%
Bankrate, Inc. * ρ	454,400	17,680,704
Google, Inc., Class A *	51,135	20,480,590

		38,161,294

See Notes to Financial Statements

19

SCHEDULE OF INVESTMENTS continued

September 30, 2008

	Shares	Value

COMMON STOCKS continued
INFORMATION TECHNOLOGY continued
IT Services 1.6%
Automatic Data Processing, Inc.	238,692	$10,204,083

Semiconductors & Semiconductor Equipment 7.6%
Altera Corp.	1,452,487	30,037,431
KLA-Tencor Corp.	59,417	1,880,548
Linear Technology Corp. ρ	365,200	11,197,032
Texas Instruments, Inc.	160,686	3,454,749

		46,569,760

Software 9.6%
FactSet Research Systems, Inc. ρ	370,200	19,342,950
Microsoft Corp.	577,306	15,408,297
Oracle Corp. *	1,192,931	24,228,429

		58,979,676

Total Common Stocks (cost $ 607,597,685)		611,608,100

SHORT-TERM INVESTMENTS 15.2%
MUTUAL FUND SHARES 15.2%
BGI Prime Money Market Fund, Premium Shares, 2.55% ρρ q	4,610,135	4,610,135
BlackRock Liquidity TempFund, Institutional Class, 2.68% ρρ q	4,666,519	4,666,519
Evergreen Institutional Money Market Fund, Class I, 2.79% ρρ q ø	79,751,309	79,751,309
Morgan Stanley Institutional Liquidity Fund Money Market Portfolio, Institutional Class, 2.59% ρρ q	4,654,649	4,654,649

Total Short-Term Investments (cost $ 93,682,612)		93,682,612

Total Investments (cost $701,280,297) 114.5%		705,290,712
Other Assets and Liabilities (14.5%)		(89,506,380)

Net Assets 100.0%		$615,784,332

*	Non-income producing security
ρ	All or a portion of this security is on loan.
ρρ	All or a portion of this security represents investment of cash collateral received from securities on loan.
q	Rate shown is the 7-day annualized yield at period end.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

Summary of Abbreviations

ADR	American Depository Receipt

See Notes to Financial Statements

20

SCHEDULE OF INVESTMENTS continued

September 30, 2008

The following table shows the percent of total long-term investments by sector as of September 30, 2008:

Information Technology	31.0%
Health Care	21.3%
Consumer Discretionary	17.4%
Financials	10.7%
Energy	8.6%
Consumer Staples	7.0%
Industrials	4.0%

100.0%

See Notes to Financial Statements

21

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2008

Assets
Investments in securities, at value (cost $621,528,988) including $94,498,161 of securities loaned	$625,539,403
Investments in affiliated money market fund, at value (cost $79,751,309)	79,751,309

Total investments	705,290,712
Cash	4,649,857
Receivable for securities sold	4,346,897
Receivable for Fund shares sold	1,687,420
Dividends receivable	530,837
Receivable for securities lending income	292,078
Prepaid expenses and other assets	10,322

Total assets	716,808,123

Liabilities
Payable for securities purchased	4,953,076
Payable for Fund shares redeemed	2,148,490
Payable for securities on loan	93,682,612
Advisory fee payable	8,372
Distribution Plan expenses payable	6,350
Due to other related parties	13,192
Accrued expenses and other liabilities	211,699

Total liabilities	101,023,791

Net assets	$615,784,332

Net assets represented by
Paid-in capital	$1,016,220,955
Undistributed net investment loss	(43,410)
Accumulated net realized losses on investments	(404,403,628)
Net unrealized gains on investments	4,010,415

Total net assets	$615,784,332

Net assets consists of
Class A	$465,952,486
Class B	85,008,218
Class C	40,828,898
Class I	23,910,453
Class R	84,277

Total net assets	$615,784,332

Shares outstanding (unlimited number of shares authorized)
Class A	17,091,707
Class B	3,598,356
Class C	1,723,671
Class I	850,925
Class R	3,122

Net asset value per share
Class A	$27.26
Class A — Offering price (based on sales charge of 5.75%)	$28.92
Class B	$23.62
Class C	$23.69
Class I	$28.10
Class R	$26.99

See Notes to Financial Statements

22

STATEMENT OF OPERATIONS

Year Ended September 30, 2008

Investment income
Dividends (net of foreign withholding taxes of $155,375)	$9,107,280
Securities lending	1,145,035
Income from affiliate	610,942

Total investment income	10,863,257

Expenses
Advisory fee	3,711,032
Distribution Plan expenses
Class A	1,457,816
Class B	1,232,926
Class C	471,713
Class R	321
Administrative services fee	712,712
Transfer agent fees	3,466,483
Trustees’ fees and expenses	14,507
Printing and postage expenses	130,371
Custodian and accounting fees	180,880
Registration and filing fees	43,602
Professional fees	51,804
Other	11,611

Total expenses	11,485,778
Less: Expense reductions	(17,396)
Fee waivers and expense reimbursements	(506,390)

Net expenses	10,961,992

Net investment loss	(98,735)

Net realized and unrealized gains or losses on investments
Net realized gains on investments	53,154,751
Net change in unrealized gains or losses on investments	(158,872,973)

Net realized and unrealized gains or losses on investments	(105,718,222)

Net decrease in net assets resulting from operations	$(105,816,957)

See Notes to Financial Statements

23

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30,

	2008		2007

Operations
Net investment loss		$(98,735)		$(5,428,388)
Net realized gains on investments		53,154,751		63,903,942
Net change in unrealized gains or losses on investments		(158,872,973)		120,158,196

Net increase (decrease) in net assets resulting from operations		(105,816,957)		178,633,750

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	657,857	19,173,347	1,059,015	30,125,249
Class B	185,447	4,672,471	257,700	6,387,112
Class C	135,707	3,398,754	67,308	1,672,566
Class I	437,971	12,749,066	67,559	1,979,036
Class R	1,441	40,346	3,939	107,140

		40,033,984		40,271,103

Automatic conversion of Class B shares to Class A shares
Class A	1,774,811	52,181,962	3,636,390	102,963,002
Class B	(2,038,327)	(52,181,962)	(4,150,240)	(102,963,002)

		0		0

Payment for shares redeemed
Class A	(4,277,673)	(124,234,805)	(6,086,657)	(172,896,099)
Class B	(1,220,607)	(30,910,292)	(3,249,468)	(80,227,227)
Class C	(410,037)	(10,349,294)	(906,625)	(22,332,884)
Class I	(97,637)	(2,902,103)	(179,597)	(5,193,338)
Class R	(341)	(9,490)	(19,397)	(545,160)

		(168,405,984)		(281,194,708)

Net decrease in net assets resulting from capital share transactions		(128,372,000)		(240,923,605)

Total decrease in net assets		(234,188,957)		(62,289,855)
Net assets
Beginning of period		849,973,289		912,263,144

End of period		$615,784,332		$849,973,289

Undistributed net investment loss		$(43,410)		$(48,453)

See Notes to Financial Statements

24

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Omega Fund (the “Fund”) is a diversified series of Evergreen Equity Trust (the “Trust”), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C, Class I and Class R shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge but are subject to a contingent deferred sales charge of 1.00% upon redemption within 18 months. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption within one year. Class I shares are sold without a front-end sales charge or contingent deferred sales charge. Class R shares are only available to participants in certain retirement plans and are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of Investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Portfolio debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current market value are

25

NOTES TO FINANCIAL STATEMENTS continued

valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

b. Repurchase agreements

Securities pledged as collateral for repurchase agreements are held by the custodian bank or in a segregated account in the Fund’s name until the agreements mature. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. However, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. The Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees. In certain instances, the Fund’s securities lending agent may provide collateral in the form of repurchase agreements.

c. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

d. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Dividend income is recorded on the ex-dividend date. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

e. Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required. The Fund has adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”) which prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund’s financial statements have not been impacted by the adoption of FIN 48. The Fund’s income and excise tax returns and all financial records supporting those returns are subject to examination by the federal,

26

NOTES TO FINANCIAL STATEMENTS continued

Massachusetts and Delaware revenue authorities for all taxable years beginning after September 30, 2004.

f. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. During the year ended September 30, 2008, the following amounts were reclassified:

Paid-in capital	$(103,778)
Undistributed net investment loss	103,778

g. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund and is paid an annual fee starting at 0.52% and declining to 0.41% as the aggregate average daily net assets of the Fund and its variable annuity counterpart, Evergreen VA Omega Fund, increase. For the year ended September 30, 2008, the advisory fee was equivalent to 0.52% of the Fund’s average daily net assets.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. During the year ended September 30, 2008, EIMC contractually waived its advisory fee in the amount of $383,980 and voluntarily reimbursed Distribution Plan expenses (see Note 4) relating to Class A shares in the amount of $122,410.

The Fund may invest in money market funds which are advised by EIMC. Income earned on these investments is included in income from affiliate on the Statement of Operations.

Effective January 1, 2008, EIMC replaced Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, as the administrator to the Fund upon the assignment of the Fund’s Administrative Services Agreement from EIS to EIMC. There were no changes to the services being provided or fees being paid by the Fund. The administrator provides the Fund with facilities, equipment and personnel and is paid an

27

NOTES TO FINANCIAL STATEMENTS continued

annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds) starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase. For the year ended September 30, 2008, the administrative services fee was equivalent to 0.10% of the Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the year ended September 30, 2008, the transfer agent fees were equivalent to an annual rate of 0.49% of the Fund’s average daily net assets.

Wachovia Bank NA, through its securities lending division of Wachovia Global Securities Lending, acts as the securities lending agent for the Fund.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the year ended September 30, 2008, the Fund paid brokerage commissions of $82,868 to Wachovia Securities, LLC.

4. DISTRIBUTION PLANS

EIS serves as distributor of the Fund’s shares. The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, the Fund is permitted to pay distribution fees at an annual rate of up to 0.75% of the average daily net assets for Class A shares and up to 1.00% of the average daily net assets for each of Class B, Class C and Class R shares. However, currently the distribution fees for Class A shares are limited to 0.25% of the average daily net assets of the class and the distribution fees for Class R shares are limited to 0.50% of the average daily net assets of Class R shares. Prior to April 1, 2008, distribution fees were paid at an annual rate of 0.30% of the average daily net assets for Class A shares.

For the year ended September 30, 2008, EIS received $12,560 from the sale of Class A shares and $159, $227,584 and $902 in contingent deferred sales charges from redemptions of Class A, Class B and Class C shares, respectively.

5. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $313,966,270 and $443,867,196, respectively, for the year ended September 30, 2008.

During the year ended September 30, 2008, the Fund loaned securities to certain brokers and earned $471,333 in affiliated income relating to securities lending activity which is included in income from affiliate on the Statement of Operations. At September 30, 2008, the value of securities on loan and the total value of collateral received for securities loaned amounted to $94,498,161 and $93,682,612, respectively. Any additional

28

NOTES TO FINANCIAL STATEMENTS continued

collateral required when the total value of collateral received is not sufficient to cover the value of the securities on loan due to market fluctuations is received the following business day.

On September 30, 2008, the aggregate cost of securities for federal income tax purposes was $701,398,733. The gross unrealized appreciation and depreciation on securities based on tax cost was $58,951,457 and $55,059,478, respectively, with a net unrealized appreciation of $3,891,979.

As of September 30, 2008 the Fund had $404,285,192 in capital loss carryovers for federal income tax purposes with $7,956,060 expiring in 2009, $196,908,105 expiring in 2010 and $199,421,027 expiring in 2011.

Certain portions of the capital loss carryovers of the Fund were assumed as a result of acquisitions. These losses are subject to certain limitations prescribed by the Internal Revenue Code.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the year ended September 30, 2008, the Fund did not participate in the interfund lending program.

7. DISTRIBUTIONS TO SHAREHOLDERS

As of September 30, 2008 the components of distributable earnings on a tax basis were as follows:

Unrealized Appreciation	Capital Loss Carryovers	Temporary Book/Tax Differences

$3,891,979	$404,285,192	$(43,410)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales. The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

9. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral

29

NOTES TO FINANCIAL STATEMENTS continued

accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $100 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% on the unused balance, which is allocated pro rata. Prior to June 27, 2008, the annual commitment fee was 0.08%. During the year ended September 30, 2008, the Fund had no borrowings.

11. REGULATORY MATTERS AND LEGAL PROCEEDINGS

The Evergreen funds, EIMC and certain of EIMC’s affiliates are involved in various legal actions, including private litigation and class action lawsuits. In addition, the Evergreen funds, EIMC and certain of EIMC’s affiliates may be subject from time to time to regulatory inquiries and investigations. EIMC does not expect that any of the legal actions, inquiries or investigations currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds. There can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses or have other adverse consequences on the Evergreen funds.

The SEC and the Secretary of the Commonwealth, Securities Division, of the Commonwealth of Massachusetts are conducting separate investigations of EIMC and EIS concerning alleged issues surrounding the drop in net asset value of the Evergreen Ultra Short Opportunities Fund (the “Ultra Short Fund”) in May and June 2008. In addition, various Evergreen entities are defendants in three purported class actions in U.S. District Court for the District of Massachusetts and related to the same events. The cases generally allege that investors in the Ultra Short Fund suffered losses as a result of (i) misleading statements in Ultra Short Fund’s prospectus, (ii) the failure to accurately price securities in the Ultra Short Fund at different points in time and (iii) the failure of the Ultra Short Fund’s risk disclosures and description of its investment strategy to inform investors adequately of the actual risks of the fund.

30

NOTES TO FINANCIAL STATEMENTS continued

12. NEW ACCOUNTING PRONOUNCEMENTS

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by existing standards. The change to current generally accepted accounting principles from the application of FAS 157 relates to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management of the Fund does not believe the adoption of FAS 157 will materially impact the financial statement amounts, however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management of the Fund does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008.

13. SUBSEQUENT EVENT

Wells Fargo & Company (“Wells Fargo”) and Wachovia announced on October 3, 2008 that Wells Fargo agreed to acquire Wachovia in a whole company transaction that will include all of Wachovia’s banking and other businesses. The transaction is expected to close during the fourth quarter of 2008, subject to receipt of regulatory approvals and Wachovia shareholder approval. In connection with this transaction, Wachovia has issued preferred shares representing approximately a 40% voting interest in Wachovia to Wells Fargo. Due to its ownership of preferred shares, Wells Fargo may be deemed to control EIMC.

If Wells Fargo is deemed to control EIMC, then the advisory agreement between the Fund and EIMC would have terminated automatically in connection with the issuance of preferred shares. To address this possibility, on October 20, 2008 the Board of Trustees approved an interim advisory agreement with EIMC which became effective upon the

31

NOTES TO FINANCIAL STATEMENTS continued

issuance of the preferred shares. The interim agreement will be in effect for a period of up to 150 days. EIMC’s receipt of the advisory fees under an interim advisory agreement is subject to the approval by shareholders of the Fund of a new advisory agreement with EIMC.

32

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders

Evergreen Equity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Omega Fund, a series of the Evergreen Equity Trust, as of September 30, 2008 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2008 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Omega Fund as of September 30, 2008, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 24, 2008

33

ADDITIONAL INFORMATION (unaudited)

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT

Each year, the Fund’s Board of Trustees determines whether to approve the continuation of the Fund’s investment advisory agreements. In September 2008, the Trustees, including a majority of the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Fund or EIMC (the “independent Trustees”), approved the continuation of the Fund’s investment advisory agreements. (References below to the “Fund” are to Evergreen Omega Fund; references to the “funds” are to the Evergreen funds generally.)

At the same time, the Trustees considered the continuation of the investment advisory agreements for all of the funds. The description below refers in many cases to the Trustees’ process for considering, and conclusions regarding, all of the funds’ agreements. In all of its deliberations, the Board of Trustees and the independent Trustees were advised by independent counsel to the independent Trustees and counsel to the funds.

The review process. In connection with its review of the funds’ investment advisory agreements, the Board of Trustees requests and evaluates, and EIMC and any sub-advisors furnish, such information as the Trustees consider to be reasonably necessary in the circumstances. The Trustees began their 2008 review process at the time of the last advisory contract-renewal process in September 2007. In the course of their 2007 review, the Trustees identified a number of funds that had experienced either short-term or longer-term performance issues. During the 2008 review process, the Trustees monitored each of these funds in particular for changes in performance and for the results of any changes in a fund’s investment process or investment team. In addition, during the course of the year, the Trustees regularly reviewed information regarding the investment performance of all of the funds, paying particular attention to funds whose performance since September 2007 indicated short-term or longer-term performance issues.

In spring 2008, a committee of the Board of Trustees (the “Committee”), working with EIMC management, determined generally the types of information the Board would review as part of its 2008 review process and set a timeline detailing the information required and the dates for its delivery to the Trustees. The Board engaged the independent data provider Keil Fiduciary Strategies LLC (“Keil”) to provide fund-specific and industry-wide data containing information of a nature and in a format generally prescribed by the Committee, and the Committee worked with Keil and EIMC to develop appropriate groups of peer funds for each fund. The Committee also identified a number of expense, performance, and other issues and requested specific information as to those issues.

The Trustees reviewed, with the assistance of an independent industry consultant retained by the independent Trustees, the information that EIMC and Keil provided. The Trustees formed small groups to review individual funds in greater detail. In addition, the Trustees

34

ADDITIONAL INFORMATION (unaudited) continued

considered information regarding, among other things, brokerage practices of the funds, the use of derivatives by the funds, strategic planning for the funds, analyst and research support available to the portfolio management teams, and information regarding the various fall-out benefits received directly and indirectly by EIMC and its affiliates from the funds. The Trustees requested and received additional information following that review.

The Committee met several times by telephone during the 2008 review process to consider the information provided by EIMC. The Committee then met with representatives of EIMC. In addition, over the period of this review, the independent Trustees discussed the continuation of the funds’ advisory agreements with representatives of EIMC and in multiple private sessions with independent legal counsel at which no personnel of EIMC were present. At a meeting of the full Board of Trustees in September, the Committee reported the results of its discussions with EIMC, and the full Board met with representatives of EIMC and engaged in further review of the materials provided to it, and approved the continuation of each of the advisory and sub-advisory agreements.

In considering the continuation of the agreements, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Trustees evaluated information provided to them both in terms of the funds generally and with respect to each fund, including the Fund, specifically as they considered appropriate. Although the Trustees considered the continuation of the agreements as part of the larger process of considering the continuation of the advisory contracts for all of the funds, their determination to continue the advisory agreements for each of the funds was ultimately made on a fund-by-fund basis.

This summary describes a number of the most important, and not necessarily all, of the factors considered by the Board and the independent Trustees.

Information reviewed. The Board of Trustees and committees of the Board of Trustees meet periodically during the course of the year. At those meetings, EIMC presents a wide variety of information regarding the services it performs, the investment performance of the funds, and other aspects of the business and operations of the funds. At those meetings, and in the process of considering the continuation of the agreements, the Trustees considered information regarding, for example, the funds’ investment results; the portfolio management teams for the funds and the experience of the members of those teams, and any recent changes in the membership of the teams; portfolio trading practices; compliance by the funds and EIMC with applicable laws and regulations and with the funds’ and EIMC’s compliance policies and procedures; risk evaluation and oversight procedures at EIMC; services provided by affiliates of EIMC to the funds and shareholders of the funds; and other information relating to the nature, extent, and quality of

35

ADDITIONAL INFORMATION (unaudited) continued

services provided by EIMC. The Trustees considered a number of changes in portfolio management personnel at EIMC and its advisory affiliates in the year since September 2007. The Trustees also considered changes in personnel at the funds and EIMC, including the appointment of a new Chief Compliance Officer for the funds in June of 2007 and a new Chief Investment Officer at EIMC in August of 2008.

The Trustees considered the rates at which the funds pay investment advisory fees, and the efforts generally by EIMC and its affiliates as sponsors of the funds. The data provided by Keil showed the management fees paid by each fund in comparison to the management fees of other peer mutual funds, in addition to data regarding the investment performance of the funds in comparison to other peer mutual funds. The Trustees were assisted by an independent industry consultant in reviewing the information presented to them.

The Trustees noted that, in certain cases, EIMC and/or its affiliates provide advisory services to other clients that are comparable to the advisory services they provide to certain funds. The Trustees considered the information EIMC provided regarding the rates at which those other clients pay advisory fees to EIMC or its affiliates for such services. Fees charged to those other clients were generally lower than those charged to the respective funds. In respect of these other accounts, EIMC noted that the compliance, reporting, and other legal burdens of providing investment advice to mutual funds generally exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans. The Trustees also considered the investment performance of those other accounts managed by EIMC and its affiliates, where applicable, and concluded that the performance of those accounts did not suggest any substantial difference in the quality of the service provided by EIMC and its affiliates to those accounts.

The Trustees considered the transfer agency fees paid by the funds to an affiliate of EIMC. They reviewed information presented to them showing that the transfer agency fees charged to the funds were generally consistent with industry norms.

The Trustees also considered that EIMC serves as administrator to the funds and receives a fee for its services as administrator. In their comparison of the advisory fee paid by the funds with those paid by other mutual funds, the Trustees considered administrative fees paid by the funds and those other mutual funds. The Board considered that EIS, an affiliate of EIMC, serves as distributor to the funds generally and receives fees from the funds for those services. They considered other so-called “fall-out” benefits to EIMC and its affiliates due to their other relationships with the funds, including, for example, soft-dollar services received by EIMC attributable to transactions entered into by EIMC for the benefit of the funds and brokerage commissions received by Wachovia Securities, LLC, an affiliate of EIMC, from transactions effected by it for the funds. The Trustees also noted that the funds pay sub-transfer agency fees to various financial institutions that hold fund shares in omnibus accounts, and that Wachovia Securities, LLC and its affiliates receive

36

ADDITIONAL INFORMATION (unaudited) continued

such payments from the funds in respect of client accounts they hold in omnibus arrangements, and that an affiliate of EIMC receives fees for administering the sub-transfer agency payment program. In reviewing the services provided by an affiliate of EIMC, the Trustees noted that an affiliate of EIMC had won recognition from Dalbar customer service each year since 1998, and also won recognition from National Quality Review for customer service and for accuracy in processing transactions in 2008. They also considered that Wachovia Securities, LLC and its affiliates receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds’ Rule 12b-1 plans) in respect of shares sold or held through it. The Trustees also noted that an affiliate of EIMC receives compensation for serving as a securities lending agent for a number of the funds.

In the period leading up to the Trustees’ approval of continuation of the investment advisory agreements, the Trustees were mindful of the financial condition of Wachovia Corporation (“Wachovia”), EIMC’s parent company. They considered the possibility that a significant adverse change in Wachovia’s financial condition could impair the ability of EIMC or its affiliates to perform services for the funds at the same level as in the past. The Trustees concluded that any change in Wachovia’s financial condition had not to date had any such effect, but determined to monitor EIMC’s and its affiliates’ performance, and financial conditions generally, going forward in order to identify any such impairment that may develop and to take appropriate action.

Nature and quality of the services provided. The Trustees considered that EIMC and its affiliates generally provide a comprehensive investment management service to the funds. They noted that EIMC formulates and implements an investment program for the Fund. They noted that EIMC makes its personnel available to serve as officers of the funds, and concluded that the reporting and management functions provided by EIMC with respect to the funds were generally satisfactory. The Trustees considered the investment philosophy of the Fund’s portfolio management team, and considered the in-house research capabilities of EIMC and its affiliates, as well as other resources available to EIMC, including research services available to it from third parties. The Board considered the managerial and financial resources available to EIMC and its affiliates, and the commitment that the Wachovia organization has made to the funds generally. On the basis of these factors, they determined that the nature and scope of the services provided by EIMC were consistent with their respective duties under the investment advisory agreements and appropriate and consistent with the investment programs and best interests of the funds.

The Trustees noted the resources EIMC and its affiliates have committed to the regulatory, compliance, accounting, tax and oversight of tax reporting, and shareholder servicing functions, and the number and quality of staff committed to those functions, which they

37

ADDITIONAL INFORMATION (unaudited) continued

concluded were appropriate and generally in line with EIMC’s responsibilities to the Fund and to the funds generally. The Board and the disinterested Trustees concluded, within the context of their overall conclusions regarding the funds’ advisory agreements, that they were generally satisfied with the nature, extent, and quality of the services provided by EIMC, including services provided by EIMC under its administrative services agreements with the funds.

Investment performance. The Trustees considered the investment performance of each fund, both by comparison to other comparable mutual funds and to broad market indices. Although the Trustees considered the performance of all share classes, the Trustees noted that, for the one- and three-year periods ended December 31, 2007, the Fund’s Class A shares had underperformed the Fund’s benchmark index, the Russell 1000 Growth Index, and performed in the fourth and fifth quintiles, respectively, of the mutual funds against which the Trustees compared the Fund’s performance for the same periods. The Trustees also noted that, for the five- and ten-year periods ended December 31, 2007, the Fund’s Class A shares had outperformed the Fund’s benchmark index, and performed in the fifth and fourth quintiles, respectively, of the mutual funds against which the Trustees compared the Fund’s performance for the same periods. The Trustees noted that they had previously discussed the performance of this Fund with EIMC, and that EIMC has taken steps intended to improve the Fund’s performance. They observed that the limited period of time that had elapsed since EIMC’s actions was insufficient for the Trustees to evaluate the success of these changes.

The Trustees discussed each fund’s performance with representatives of EIMC. In each instance where a fund experienced a substantial period of underperformance relative to its benchmark index and/or the non-Evergreen fund peers against which the Trustees compared the fund’s performance, the Trustees considered EIMC’s explanation of the reasons for the relative underperformance and the steps being taken to address the relative underperformance. The Trustees also noted that EIMC had appointed a new Chief Investment Officer in August of 2008 who had not yet had sufficient time to evaluate and direct remedial efforts with respect to funds that have experienced a substantial period of relative underperformance. The Trustees emphasized that the continuation of the investment advisory agreement for a fund should not be taken as any indication that the Trustees did not believe investment performance for any specific fund might not be improved, and they noted that they would continue to monitor closely the investment performance of the funds going forward.

Advisory and administrative fees. The Trustees recognized that EIMC does not seek to provide the lowest cost investment advisory service, but to provide a high quality, full-service investment management product at a reasonable price. They also noted that EIMC has in many cases sought to set its investment advisory fees at levels consistent with

38

ADDITIONAL INFORMATION (unaudited) continued

industry norms. The Trustees noted that, in certain cases, a fund’s management fees were higher than many or most other mutual funds in the same Keil peer group. However, in each case, the Trustees determined on the basis of the information presented that the level of management fees was not excessive. The Trustees noted that the Fund’s management fee was lower than the management fees paid by most of the other mutual funds against which the Trustees compared the Fund’s management fee, and that the level of profitability realized by EIMC in respect of the fee did not appear excessive.

Economies of scale. The Trustees noted the possibility that economies of scale would be achieved by EIMC in managing the funds as the funds grow. The Trustees noted that the Fund had implemented breakpoints in its advisory fee structure. The Trustees noted that they would continue to review the appropriate levels of breakpoints in the future, and concluded that the breakpoints as implemented appeared to be a reasonable step toward the realization of economies of scale by the Fund.

Profitability. The Trustees considered information provided to them regarding the profitability to the EIMC organization of the investment advisory, administration, and transfer agency (with respect to the open-end funds only) fees paid to EIMC and its affiliates by each of the funds. They considered that the information provided to them was necessarily estimated, and that the profitability information provided to them, especially on a fund-by-fund basis, did not necessarily provide a definitive tool for evaluating the appropriateness of each fund’s advisory fee. They noted that the levels of profitability of the funds to EIMC varied widely, depending on among other things the size and type of fund. They considered the profitability of the funds in light of such factors as, for example, the information they had received regarding the relation of the fees paid by the funds to those paid by other mutual funds, the investment performance of the funds, and the amount of revenues involved. In light of these factors, the Trustees concluded that the profitability of any of the funds, individually or in the aggregate, should not prevent the Trustees from approving the continuation of the agreements.

39

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None

Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Chairman of the Finance Committee, Member of the Executive Committee, and Former Treasurer, Cambridge College

Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Fund Complex (consisting of 53 portfolios as of 12/31/2007)

Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services

Carol A. Kosel[1] Trustee DOB: 12/25/1963 Term of office since: 2008 Other directorships: None

Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Former Manager of Commercial Operations, CMC Steel (steel producer)

Patricia B. Norris Trustee DOB: 4/9/1948 Term of office since: 2006 Other directorships: None

President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1988 Other directorships: None

Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None

President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)

Dr. Russell A. Salton III Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	President/CEO, AccessOne MedCard, Inc.

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TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None

Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director,Trust Company of CT; Former Director, Old State House Association; Former Trustee, Saint Joseph College (CT)

Richard K. Wagoner, CFA[2] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society

OFFICERS Dennis H. Ferro[3] President DOB: 6/20/1945 Term of office since: 2003

Principal occupations: President and Chief Executive Officer, Evergreen Investment Company, Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer, Evergreen Investment Company, Inc.

Jeremy DePalma[4] Treasurer DOB: 2/5/1974 Term of office since: 2005

Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000

Principal occupations: Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC; Senior Vice President and Assistant General Counsel, Wachovia Corporation

Robert Guerin[4] Chief Compliance Officer DOB: 9/20/1965 Term of office since: 2007

Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investments Co., Inc.; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

1

Each Trustee, except Mses. Kosel and Norris, serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. As new Trustees, Ms. Kosel’s and Ms. Norris’ initial terms end December 31, 2010 and June 30, 2009, respectively, at which times they may be re-elected by Trustees to serve until a successor is duly elected or qualified or until her death, resignation, retirement or removal from office by the Trustees. Each Trustee, except Ms. Kosel, oversaw 94 Evergreen funds as of December 31, 2007. Ms. Kosel became a Trustee on January 1, 2008. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2	Mr. Wagoner is an “interested person” of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund’s investment advisor.
3	The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.
4	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

41

563830 rv6 11/2008

Evergreen Small-Mid Growth Fund

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER COMMENTARY
10	ABOUT YOUR FUND’S EXPENSES
11	FINANCIAL HIGHLIGHTS
13	SCHEDULE OF INVESTMENTS
17	STATEMENT OF ASSETS AND LIABILITIES
18	STATEMENT OF OPERATIONS
19	STATEMENTS OF CHANGES IN NET ASSETS
20	NOTES TO FINANCIAL STATEMENTS
28	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
29	ADDITIONAL INFORMATION
36	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2008, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wachovia Corporation and is an affiliate of Wachovia Corporation’s other Broker Dealer subsidiaries.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc. 200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

November 2008

Dennis H. Ferro

President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the Annual Report for Evergreen Small-Mid Growth Fund for the twelve-month period ended September 30, 2008 (the “period”).

Investors encountered an extraordinary environment as the fiscal year came to a close. Market volatility intensified substantially in the final quarter of the period, particularly in September 2008, as spreading problems in the credit markets threatened to drag the global economy into a recession. Slowing economic activity and widening restrictions on credit availability undermined confidence in the leading financial institutions, both at home and abroad. Investors fled to the highest-quality securities available. U.S. Treasury securities proved to be the most noticeable beneficiary of the flight to quality. In contrast, the values of most stocks and corporate bonds dropped. Moreover, this turmoil in the capital markets only worsened in the first few weeks immediately after fiscal year end. Elsewhere, foreign equity markets also slumped as fears spread that economic weakening in the United States would prove contagious. In world bond markets, sovereign government securities in industrialized nations performed relatively well, but the values of emerging market debt and foreign high yield corporate bonds were pulled down as evidence mounted of a deceleration in global growth trends. Even the prices of oil and natural gas began to retreat on world markets after climbing to unprecedented heights in the summer of 2008.

After months of deterioration, the U.S. economy contracted in the third quarter of 2008. The U.S. Commerce Department reported in October 2008 that the nation’s real Gross Domestic Product fell by 0.3% from July 2008 through September 2008, with consumer spending recording its greatest drop in three decades. The report validated expectations that the economy had entered into a recession. Fears rose that the slowdown could persist at least through the first quarter of 2009. The news was hardly unexpected, as it followed the steady accumulation of reports documenting declining housing values, falling manufacturing activity, slowing consumer spending and rising unemployment levels. Perhaps the most dramatic news was the collapse or near-collapse of several venerable financial institutions both in the U.S. and in Europe. In response, the Federal Reserve Board (the “Fed”), the U.S. Treasury, the Federal Deposit Insurance Corporation and the Securities and Exchange Commission took a series of dramatic and innovative steps to help the economy and the financial markets emerge from this crisis. In October 2008, Congress rushed through a $700 billion rescue plan designed to address the capital inadequacy of banks. Meanwhile, in a further effort to re-stimulate lending activity, the Fed twice slashed the key fed funds rate in October 2008. The

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LETTER TO SHAREHOLDERS continued

reductions brought the influential overnight lending rate to just 1.00%. It had been as high as 5.25% as recently as August 2007. Overseas, other major central banks also cut short-term rates to inject liquidity into the financial markets. At the same time, foreign governments took other measures to buttress financial institutions and forestall the possibility of a global recession.

During a volatile and challenging period in the capital markets, the investment managers of Evergreen’s growth-oriented equity funds focused on controlling risk and finding potential opportunities while maintaining the goal of seeking long-term capital appreciation. Managers of Evergreen Large Company Growth Fund and Evergreen Omega Fund focused on bottom-up, fundamental analysis in making individual stock selections. The management teams supervising Evergreen Mid Cap Growth Fund and Evergreen Small-Mid Growth Fund, meanwhile, sought out growing companies with strong fundamentals and reasonable valuations. At the same time, managers of Evergreen Growth Fund concentrated on opportunities among small cap growth companies with above-average earnings prospects and reasonable stock prices. The team supervising Evergreen Strategic Growth Fund, meanwhile, focused on large cap companies offering superior long-term growth potential.

As we look back over the extraordinary series of events during the period, we believe it is vitally important for all investors to keep perspective and remain focused on their long-term strategies. Most importantly, we continue to urge investors to pursue fully diversified strategies to participate in future market gains and limit the risks of potential losses. If they haven’t already done so, we encourage individual investors to work with their financial advisors to develop a diversified, long-term strategy and, most importantly, to adhere to it. Investors should keep in mind that the economy and the financial markets have had long and successful histories of adaptability, recovery, innovation and growth. Proper asset allocation decisions can have significant impacts on the returns of long-term portfolios.

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

Dennis H. Ferro

President and Chief Executive Officer

Evergreen Investment Company, Inc.

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LETTER TO SHAREHOLDERS continued

Special Notices to Shareholders:

•

Dennis Ferro, President and Chief Executive Officer (CEO) of Evergreen Investments, will retire at the end of 2008 and Peter Cieszko, current President of Global Distribution, will succeed Mr. Ferro as President and CEO at that time. Additionally, David Germany has been named the new Chief Investment Officer (CIO). Please visit our Web site at EvergreenInvestments.com for additional information regarding these announcements.

•

On October 3, 2008, Wachovia Corporation, parent company of Evergreen Investments, and Wells Fargo & Company announced a definitive agreement whereby Wells Fargo will acquire Wachovia in a stock-for-stock transaction. Please visit Wachovia.com for additional information regarding this announcement.

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FUND AT A GLANCE

as of September 30, 2008

MANAGEMENT TEAM

Investment Advisor:

Evergreen Investment Management Company, LLC

Portfolio Managers:

Kenneth J. Doerr; Robert C. Junkin, CPA; Lori S. Evans†; Julian J. Johnson†

†Effective May 7, 2008, Ms. Evans and Mr. Johnson became portfolio managers of the fund.

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar’s style box is based on a portfolio date as of 9/30/2008.

The Equity style box placement is based on 10 growth and valuation measures for each fund holding and the median size of the companies in which the fund invests.

PERFORMANCE AND RETURNS

Portfolio inception date: 10/11/2005

	Class A	Class I
Class inception date	10/11/2005	10/11/2005

Nasdaq symbol	ESMGX	ESMIX

Average annual return*

1-year with sales charge	-24.61%	N/A

1-year w/o sales charge	-20.01%	-19.72%

Since portfolio inception	3.59%	5.94%

Maximum sales charge	5.75%	N/A
	Front-end

*	Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A or I, please go to EvergreenInvestments.com/fundperformance. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The fund incurs a 12b-1 fee of 0.25% for Class A. Class I does not pay a 12b-1 fee.

The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower. Returns reflect expense limits previously in effect for Class A, without which returns for Class A would have been lower.

Class I shares are only offered, subject to the minimum initial purchase requirements, in the following manner: (1) to investment advisory clients of EIMC (or its advisory affiliates), (2) to employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans, (3) to fee-based mutual fund wrap accounts, (4) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (5) to certain institutional investors, and (6) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or who owned shares of Vestaur Securities Fund as of May 20, 2005.

Class I shares are only available to institutional shareholders with a minimum of $1 million investment, which may be waived in certain situations.

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FUND AT A GLANCE continued

Comparison of a $10,000 investment in the Evergreen Small-Mid Growth Fund Class A shares versus a similar investment in the Russell 2500 Growth Index (Russell 2500 Growth) and the Consumer Price Index (CPI).

The Russell 2500 Growth is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Small and mid cap securities may be subject to special risks associated with narrower product lines and limited financial resources compared to their large cap counterparts, and, as a result, small and mid cap securities may decline significantly in market downturns and may be more volatile than those of larger companies due to the higher risk of failure.

All data is as of September 30, 2008, and subject to change.

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PORTFOLIO MANAGER COMMENTARY

The fund’s Class A shares returned -20.01% for the twelve-month period ended September 30, 2008, excluding any applicable sales charges. During the same period, the Russell 2500 Growth returned -20.70%.

The fund’s objective is to seek long-term capital growth.

Investment process

During the fiscal year ended September 30, 2008, market volatility as measured by the Chicago Board Options Exchange Volatility Index (VIX) rose to new highs not seen in the Index’s 15-year history. Equity markets worldwide retreated significantly. Investors were responding to the deepening global credit crisis and increased evidence that economic contraction in the United States would likely lead to substantial growth deceleration in both developed and developing markets. Energy and commodity prices had soared early in the period on expectations of continued emerging market growth and potential shortages causing speculative trading activity. Prices then dropped precipitously in the latter months of the period as growth expectations collapsed and traders were forced to unwind positions. The U.S. economy’s ability to approach normal functionality was impaired by bleak developments in the financial market. The government rescues of Fannie Mae and Freddie Mac, American International Group (AIG)’s close call and eventual bailout, Lehman Brothers’ bankruptcy filing, Washington Mutual’s seizure as the biggest U.S. bank failure in history, illiquid money market fund closings and a nearly frozen commercial paper market all stunned the capital markets. Industrial companies with exposure to emerging market growth saw their stock prices drop as investors lowered exposure to areas of higher perceived risk. Despite the negative environment, financial stocks proved to be some of the better performers during the summer months, recovering from a year-long slump.

During the year, we lowered exposure to Industrials, Information Technology and Consumer Discretionary while adding to the Consumer Staples, Health Care and Financials sectors. In Industrials, we eliminated Kaydon Corp. on weakening expectations for margins and earnings and trimmed Titan International on lowered growth in its end markets. Within the consumer area, we added Ralcorp Holdings and Warnaco in Consumer Staples. In Consumer Discretionary, the fund’s new position in quick-serve restaurant Buffalo Wild Wings proved a good addition. We eliminated most of our specialty retailers, including Zumiez and Polo Ralph Lauren, as well as the fund’s exposure to advertising through Lamar. Within Energy, we reduced the fund’s holdings in Atwood Oceanics and initiated a position in refiner Tesoro Corp. In poring over the Financials sector, we found several companies that we believe have attractive business models, balance sheets and opportunities for growth: Cash America, PrivateBancorp and NewAlliance Bancshares. Health Care equipment supplier ResMed was a new position, as was life science tools company Invitrogen. We believe these companies offer sustainable growth prospects at reasonable valuations. In Information Technology, we generally

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PORTFOLIO MANAGER COMMENTARY continued

lowered exposure to Internet and communications equipment semiconductor companies by selling Akamai, SiRF, Acme Packet Intersil and Omniture.

Contributors to performance

Typically, the fund’s performance results from stock selection although occasionally we have benefited from sector allocation decisions. Positive contributions from allocation came from the fund’s underweight in Consumer Discretionary and Energy and the fund’s slightly higher-than-normal average cash position throughout the course of the year. Positive stock contributions came from Consumer Discretionary, Industrials, Energy and Consumer Staples. Post-secondary education provider Strayer Education and Buffalo Wild Wings were two stocks posting positive returns for the period. Strayer Education, a long-term holding, offered investors not only a perceived safe haven in the volatile market environment due to its sustainable growth characteristics and competitive advantages, but also strong revenue and earnings growth. Buffalo Wild Wings is a fast-growing quick serve restaurant whose stock appreciated after the company served up strong earnings and comparable store sales gains. Another relative contributor was priceline.com, a leader in Internet travel auctions. The company posted very strong gains in the early part of the period and the stock responded.

The Industrial sector, in which the fund had significant exposure for some time, outperformed the broader index slightly, and several of our stock selections in the area outperformed substantially. Many of these companies have benefited from global exposure, with strong growth in end markets in addition to the weak dollar. Two holdings in particular produced double-digit price gains: Watson Wyatt Worldwide and FTI Consulting. Watson Wyatt, a global consulting firm specializing in employee benefits and human resources, has reaped the benefits from pension law changes both in the United States and the U.K. FTI Consulting has seen a significant increase over the past year in demand for their specialties: restructuring and bankruptcy. Landstar, a truckload shipper benefiting from its asset-less business model, and machinery companies Kaydon Corp. and Titan International also produced strong gains. In Energy, our underweight allocation in the last several months of the fiscal year benefited the fund more than our strong stock performers, such as Southwest Energy, a beneficiary of rising natural gas prices and new production. Other strong stocks included FLIR Systems, a designer and manufacturer of infrared camera systems, which continued to see strong order growth. Ansys, an engineering simulation software company, beat earnings expectations, driving estimates—and the stock price—higher. In Materials, the fund’s fertilizer holding, CF Industries Holdings, continued to produce strong results and rose dramatically. Quality Systems, a Health Care information systems provider, bested estimates for earnings growth and installed a new CEO during the summer; its shares responded favorably. Several of our Health Care holdings proved solid performers, including cancer radiation treatment company Varian Medical Systems, biotech leader Cephalon and inpatient behavioral Health Care provider Psychiatric Solutions.

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PORTFOLIO MANAGER COMMENTARY continued

Detractors from performance

The worst detractor from performance in the year was the fund’s underweight in Health Care stocks, followed closely by stock selection in Health Care and the fund’s overweight to Telecommunications. Materials stocks as well as several in Information Technology and Financials were prominent detractors. In the latter part of the period, Materials stocks were hit hard as commodity prices receded. In addition, as it became clear that the United States would likely tip into recession, followed by much of the global community, stocks fell further on the expectation that revenue and earnings growth estimates for 2009 would fall. Steel Dynamics, a U.S. steel manufacturer, was one of our worst performers. It gave up over half of its value, despite reporting much better-than-expected earnings early in the third calendar quarter and raising guidance for the remainder of the year. The key to the stock’s slide was investor perception that the growth driver for both the commodity and stock price over the preceding year—the worldwide steel shortage—had vanished in the wake of slowing global demand. We held the shares at year-end, believing the short-term selling was overdone.

In Health Care, some of the fund’s underperformance was due to lack of exposure to small biotech companies, many of which rose strongly in the last fiscal quarter. ArthroCare Corp. was a detractor, declining significantly early in the calendar year and then again in early summer after the company announced it would need to restate earnings for the previous two years. Other detractors in Health Care included Pediatrix Medical Group and device manufacturer Hologic. Nevertheless, we believe Hologic’s opportunity in the women’s health diagnostics market remains strong. Its revenue and earnings growth have been in line with our expectations and, despite a weakening hospital spending environment, we believe the company may offer significant technological innovation. Finally, our worst stock of the year was a semiconductor company called SiRF Technologies, which fell dramatically after announcing surprisingly disappointing earnings expectations for the first calendar quarter of 2008. The company was the leading manufacturer of semiconductors used in global positioning devices. In spite of healthy end market demand for personal navigation devices in the final months of 2007, the company experienced a sudden collapse in its margin structure due to competitive pressures. We sold the stock.

Portfolio management outlook

We believe the current economic environment both in the United States and overseas is more uncertain than at any other time in recent history. Global credit markets’ recent turmoil can be directly linked back to the U.S. subprime mortgage crisis in the summer of 2007. A year ago, liquidity was the issue; more recently, it has been availability of—and access to—credit for borrowers big and small. This has created a much deeper and more negative impact on the U.S. economy than the housing market decline of last year—and may prove much more difficult to resolve. Despite the negative returns year to date, there may still be difficult weeks and months to come as government and regulatory policy

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PORTFOLIO MANAGER COMMENTARY continued

solutions are rolled out. There are bound to be surprises that no one today can anticipate, guard against or profit from. In the United States, the consumer has been facing increasingly strong headwinds as housing has continued to decline and unemployment has risen. Likewise, the government bailout of the financial sector will likely weigh on spending and taxation policies for some time.

Historically, some of the best long-term opportunities were created during periods of severe economic stress and uncertainty. Today, our research suggests that, amid the market turmoil, excellent valuation opportunities exist. We believe that several high-quality, profitable growth companies with solid balance sheets are priced well below our estimation of their intrinsic value. Although economic recovery may take time, we believe preconditions for fundamental improvement have begun to emerge: lower oil prices, lower commodity prices, attractive valuations, low real-interest rates and government initiatives to stabilize mortgage and housing markets. We believe that, in many cases, U.S. corporate balance sheets outside the Financial sector are strong, liquid and not overly leveraged.

We believe today’s environment has created attractive opportunities for the long-term investor, and we believe the fund is currently positioned to take advantage of them. On the more defensive side, we currently have increased the fund’s weight in Consumer Staples and Health Care stocks, focusing on companies with competitive advantages driving top and bottom line growth. The more cyclical areas—including Information Technology, Telecommunications and Industrials—have been hard hit in the past several quarters as investors expected growth to slow. We have been focusing our research on companies with strong franchise and global growth components as we believe there are bargains to be had. Valuations in the Energy and Materials sectors—both performance leaders for the past year—have slid dramatically, many to levels suggesting there may be no growth for the foreseeable future.

This commentary reflects the views and opinions of the fund’s portfolio manager(s) on the date indicated and may include statements that constitute “forward-looking statements” under the U.S. Securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the fund, markets, or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties, and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and Evergreen undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed herein (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the fund’s trading intent.

You should carefully consider the fund’s investment objectives, policies, risks, charges and expenses before investing. To obtain a prospectus, which contains this and other important information visit www.EvergreenInvestments.com or call 1.800.847.5397.

Please read the prospectus carefully before investing.

9

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2008 to September 30, 2008.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/2008	Ending Account Value 9/30/2008	Expenses Paid During Period*

Actual
Class A	$1,000.00	$922.81	$5.72
Class I	$1,000.00	$924.87	$4.43
Hypothetical
(5% return before expenses)
Class A	$1,000.00	$1,019.05	$6.01
Class I	$1,000.00	$1,020.40	$4.65

*

For each class of the fund, expenses are equal to the annualized expense ratio of each class (1.19% for Class A and 0.92% for Class I), multiplied by the average account value over the period, multiplied by 183 / 366 days.

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FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended September 30,

CLASS A	2008	2007	2006[1]

Net asset value, beginning of period	$14.73	$11.53	$10.00

Income from investment operations
Net investment income (loss)	(0.08)	(0.11)[2]	(0.05)
Net realized and unrealized gains or losses on investments	(2.59)	3.31	1.58

Total from investment operations	(2.67)	3.20	1.53

Distributions to shareholders from
Net realized gains	(1.36)	0	0
Tax basis return of capital	(0.06)	0	0

Total distributions to shareholders	(1.42)	0	0

Net asset value, end of period	$10.64	$14.73	$11.53

Total return[3]	(20.01)%	27.75%	15.30%

Ratios and supplemental data
Net assets, end of period (thousands)	$26,497	$45,706	$3
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.18%	1.17%	1.18%[4,5]
Expenses excluding waivers/reimbursements and expense reductions	1.33%	1.28%	1.99%[4]
Net investment income (loss)	(0.48)%	(0.79)%	(0.66)%[4]
Portfolio turnover rate	129%	192%	132%

1	For the period from October 11, 2005 (commencement of class operations), to September 30, 2006.
2	Net investment income (loss) per share is based on average shares outstanding during the period.
3	Excluding applicable sales charges
4	Annualized
5	Including the expense reductions, the ratio would be 1.17%.

See Notes to Financial Statements

11

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended September 30,

CLASS I	2008	2007	2006[1]

Net asset value, beginning of period	$14.77	$11.54	$10.00

Income from investment operations
Net investment income (loss)	(0.03)[2]	(0.06)[2]	(0.02)
Net realized and unrealized gains or losses on investments	(2.61)	3.30	1.56

Total from investment operations	(2.64)	3.24	1.54

Distributions to shareholders from
Net investment income	0	(0.01)	0
Net realized gains	(1.36)	0	0
Tax basis return of capital	(0.06)	0	0

Total distributions to shareholders	(1.42)	(0.01)	0

Net asset value, end of period	$10.71	$14.77	$11.54

Total return	(19.72)%	28.11%	15.40%

Ratios and supplemental data
Net assets, end of period (thousands)	$17,489	$140,931	$22,429
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.92%	0.92%	0.93%[3,4]
Expenses excluding waivers/reimbursements and expense reductions	1.04%	0.98%	1.74%[3]
Net investment income (loss)	(0.27)%	(0.42)%	(0.37)%[3]
Portfolio turnover rate	129%	192%	132%

1	For the period from October 11, 2005 (commencement of class operations), to September 30, 2006.
2	Net investment income (loss) per share is based on average shares outstanding during the period.
3	Annualized
4	Including the expense reductions, the ratio would be 0.92%

See Notes to Financial Statements

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SCHEDULE OF INVESTMENTS

September 30, 2008

	Shares	Value

COMMON STOCKS 93.6%
CONSUMER DISCRETIONARY 15.0%
Diversified Consumer Services 4.0%
Capella Education Co. * ρ	18,157	$778,209
Strayer Education, Inc.	4,800	961,248

		1,739,457

Hotels, Restaurants & Leisure 3.7%
Buffalo Wild Wings, Inc. * ρ	25,548	1,028,052
Penn National Gaming, Inc.	23,000	611,110

		1,639,162

Internet & Catalog Retail 0.8%
priceline.com, Inc. *	5,200	355,836

Specialty Retail 3.2%
Aeropostale, Inc. *	24,100	773,851
GameStop Corp., Class A *	17,800	608,938

		1,382,789

Textiles, Apparel & Luxury Goods 3.3%
Hanesbrands, Inc. *	42,000	913,500
Warnaco Group, Inc. *	12,300	557,067

		1,470,567

CONSUMER STAPLES 6.4%
Food Products 4.2%
Hain Celestial Group, Inc. *	21,300	586,389
Ralcorp Holdings, Inc. *	18,700	1,260,567

		1,846,956

Personal Products 2.2%
Alberto-Culver Co.	35,700	972,468

ENERGY 8.8%
Energy Equipment & Services 3.0%
Atwood Oceanics, Inc. *	21,680	789,152
ION Geophysical Corp. *	38,300	543,477

		1,332,629

Oil, Gas & Consumable Fuels 5.8%
Atlas Energy Resources, LLC	13,300	343,140
Cabot Oil & Gas Corp.	9,500	343,330
Denbury Resources, Inc. *	32,277	614,554
Southwestern Energy Co. *	25,556	780,480
Tesoro Corp.	27,100	446,879

		2,528,383

See Notes to Financial Statements

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SCHEDULE OF INVESTMENTS continued

September 30, 2008

	Shares	Value

COMMON STOCKS continued
FINANCIALS 5.4%
Commercial Banks 2.9%
Associated Banc-Corp.	35,000	$698,250
PrivateBancorp, Inc.	13,900	579,074

		1,277,324

Consumer Finance 1.2%
Cash America International, Inc.	14,500	522,580

Thrifts & Mortgage Finance 1.3%
NewAlliance Bancshares, Inc.	39,200	589,176

HEALTH CARE 16.0%
Biotechnology 2.7%
Cephalon, Inc. *	15,440	1,196,446

Health Care Equipment & Supplies 6.5%
Hologic, Inc. *	42,400	819,592
ResMed, Inc. *	18,600	799,800
Varian Medical Systems, Inc. *	21,500	1,228,295

		2,847,687

Health Care Providers & Services 2.5%
Psychiatric Solutions, Inc. * ρ	29,494	1,119,297

Life Sciences Tools & Services 4.3%
AMAG Pharmaceuticals, Inc. * ρ	6,500	251,745
Invitrogen Corp. *	18,300	691,740
Qiagen NV * ρ	48,300	952,959

		1,896,444

INDUSTRIALS 13.9%
Electrical Equipment 4.2%
EnerSys, Inc. *	28,200	555,822
JA Solar Holdings Co., Ltd., ADS *	35,400	374,532
Roper Industries, Inc.	16,440	936,422

		1,866,776

Machinery 1.1%
Titan International, Inc. ρ	22,242	474,200

Professional Services 4.6%
FTI Consulting, Inc. *	15,738	1,136,913
Watson Wyatt Worldwide, Inc., Class A	17,800	885,194

		2,022,107

Road & Rail 1.6%
Landstar System, Inc.	15,600	687,336

Trading Companies & Distributors 2.4%
MSC Industrial Direct Co., Class A	22,625	1,042,334

See Notes to Financial Statements

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SCHEDULE OF INVESTMENTS continued

September 30, 2008

	Shares	Value

COMMON STOCKS continued
INFORMATION TECHNOLOGY 21.6%
Communications Equipment 4.4%
F5 Networks, Inc. *	43,357	$1,013,687
NICE-Systems, Ltd., ADS *	34,208	931,826

		1,945,513

Electronic Equipment & Instruments 2.9%
Flir Systems, Inc. *	32,800	1,260,176

Internet Software & Services 3.6%
Bankrate, Inc. * ρ	15,335	596,685
SINA Corp. *	11,700	411,840
VistaPrint, Ltd. *	17,900	587,836

		1,596,361

IT Services 1.8%
Syntel, Inc. ρ	32,669	800,390

Semiconductors & Semiconductor Equipment 4.8%
MEMC Electronic Materials, Inc. *	14,300	404,118
Monolithic Power Systems, Inc. * ρ	48,594	844,078
Power Integrations, Inc. *	34,600	833,860

		2,082,056

Software 4.1%
Ansys, Inc. *	24,900	942,963
Quality Systems, Inc. ρ	20,536	867,851

		1,810,814

MATERIALS 2.6%
Chemicals 1.5%
CF Industries Holdings, Inc.	7,100	649,366

Metals & Mining 1.1%
Steel Dynamics, Inc.	29,100	497,319

TELECOMMUNICATION SERVICES 3.9%
Wireless Telecommunication Services 3.9%
NII Holdings, Inc. *	24,600	932,832
Syniverse Holdings, Inc. *	47,500	788,975

		1,721,807

Total Common Stocks (cost $43,921,788)		41,173,756

SHORT-TERM INVESTMENTS 18.3%
MUTUAL FUND SHARES 18.3%
BlackRock Liquidity TempFund, Institutional Class, 2.68% q ρρ	342,083	342,083
Evergreen Institutional Money Market Fund, Class I, 2.79% q ρρ ø	7,027,014	7,027,014
Morgan Stanley Institutional Liquidity Fund Money Market Portfolio, Institutional Class, 2.59% q ρρ	341,213	341,213

See Notes to Financial Statements

15

SCHEDULE OF INVESTMENTS continued

September 30, 2008

	Shares	Value

SHORT-TERM INVESTMENTS continued
MUTUAL FUND SHARES continued
BGI Prime Money Market Fund, Premium Class, 2.55% q ρρ	337,950	$337,950

Total Short-Term Investments (cost $8,048,260)		8,048,260

Total Investments (cost $51,970,048) 111.9%		49,222,016
Other Assets and Liabilities (11.9%)		(5,236,142)

Net Assets 100.0%		$43,985,874

*	Non-income producing security
ρ	All or a portion of this security is on loan.
q	Rate shown is the 7-day annualized yield at period end.
ρρ	All or a portion of this security represents investment of cash collateral received from securities on loan.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

Summary of Abbreviations

ADS	American Depository Shares

The following table shows the percent of total long-term investments by sector as of September 30, 2008:

Information Technology	23.1%
Health Care	17.1%
Consumer Discretionary	16.0%
Industrials	14.8%
Energy	9.4%
Consumer Staples	6.8%
Financials	5.8%
Telecommunication Services	4.2%
Materials	2.8%

100.0%

See Notes to Financial Statements

16

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2008

Assets
Investments in securities, at value (cost $44,943,034) including $6,803,890 of securities loaned	$42,195,002
Investments in affiliated money market fund, at value (cost $7,027,014)	7,027,014

Total investments	49,222,016
Receivable for securities sold	1,777,486
Receivable for Fund shares sold	2,356
Dividends receivable	21,401
Receivable for securities lending income	8,081
Prepaid expenses and other assets	20,949

Total assets	51,052,289

Liabilities
Payable for Fund shares redeemed	181,925
Payable for securities on loan	6,867,476
Advisory fee payable	230
Distribution Plan expenses payable	176
Due to other related parties	43
Printing and postage expenses payable	10,391
Accrued expenses and other liabilities	6,174

Total liabilities	7,066,415

Net assets	$43,985,874

Net assets represented by
Paid-in capital	$47,739,544
Undistributed net investment loss	(427)
Accumulated net realized losses on investments	(1,005,211)
Net unrealized losses on investments	(2,748,032)

Total net assets	$43,985,874

Net assets consists of
Class A	$26,497,057
Class I	17,488,817

Total net assets	$43,985,874

Shares outstanding (unlimited number of shares authorized)
Class A	2,489,732
Class I	1,633,561

Net asset value per share
Class A	$10.64
Class A — Offering price (based on sales charge of 5.75%)	$11.29
Class I	$10.71

See Notes to Financial Statements

17

STATEMENT OF OPERATIONS

Year Ended September 30, 2008

Investment income
Dividends	$479,576
Income from affiliate	194,347
Securities lending	189,822

Total investment income	863,745

Expenses
Advisory fee	914,133
Distribution Plan expenses	102,269
Administrative services fee	130,368
Transfer agent fees	163,188
Trustees’ fees and expenses	3,142
Printing and postage expenses	22,432
Custodian and accounting fees	46,269
Registration and filing fees	42,495
Professional fees	32,000
Other	3,046

Total expenses	1,459,342
Less: Expense reductions	(2,471)
Fee waivers and expense reimbursements	(161,444)

Net expenses	1,295,427

Net investment loss	(431,682)

Net realized and unrealized gains or losses on investments
Net realized gains on investments	1,925,332
Net change in unrealized gains or losses on investments	(23,866,131)

Net realized and unrealized gains or losses on investments	(21,940,799)

Net decrease in net assets resulting from operations	$(22,372,481)

See Notes to Financial Statements

18

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30,

	2008		2007

Operations
Net investment loss		$(431,682)		$(554,111)
Net realized gains on investments		1,925,332		16,633,100
Net change in unrealized gains or losses on investments		(23,866,131)		8,932,635

Net increase (decrease) in net assets resulting from operations		(22,372,481)		25,011,624

Distributions to shareholders from
Net investment income
Class I		0		(42,978)
Net realized gains
Class A		(4,210,289)		0
Class I		(14,249,012)		0
Tax basis return of capital
Class A		(68,740)		0
Class I		(174,955)		0

Total distributions to shareholders		(18,702,996)		(42,978)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	159,103	2,085,642	102,928	1,449,393
Class I	3,137,908	41,105,310	10,284,332	132,986,140

		43,190,952		134,435,533

Net asset value of shares issued in reinvestment of distributions
Class A	320,456	4,246,043	0	0
Class I	974,366	12,949,320	2,869	35,831

		17,195,363		35,831

Payment for shares redeemed
Class A	(1,092,637)	(13,550,494)	(2,833,493)	(39,621,734)
Class I	(12,020,039)	(148,410,747)	(2,689,942)	(36,518,443)

		(161,961,241)		(76,140,177)

Net asset value of shares issued in acquisition
Class A	0	0	5,833,081	80,903,617

Net increase (decrease) in net assets resulting from capital share transactions		(101,574,926)		139,234,804

Total increase (decrease) in net assets		(142,650,403)		164,203,450
Net assets
Beginning of period		186,636,277		22,432,827

End of period		$43,985,874		$186,636,277

Undistributed net investment loss		$(427)		$(689)

See Notes to Financial Statements

19

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Small-Mid Growth Fund (the “Fund”) is a diversified series of Evergreen Equity Trust (the “Trust”), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A and Class I shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge but are subject to a contingent deferred sales charge of 1.00% upon redemption within 18 months. Class I shares are sold without a front-end sales charge or contingent deferred sales charge. Class A shares pay an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices. Foreign securities may be valued at fair value according to procedures approved by the Board of Trustees if the closing price is not reflective of current market values due to trading or events occurring in the foreign markets between the close of the established exchange and the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. The value of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current market value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

b. Repurchase agreements

Securities pledged as collateral for repurchase agreements are held by the custodian bank or in a segregated account in the Fund’s name until the agreements mature. Collateral for

20

NOTES TO FINANCIAL STATEMENTS continued

certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. However, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. The Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees. In certain instances, the Fund’s securities lending agent may provide collateral in the form of repurchase agreements.

c. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

d. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Dividend income is recorded on the ex-dividend date.

e. Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required. The Fund has adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”) which prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund’s income and excise tax returns and all financial records supporting those returns are subject to examination by the federal, Massachusetts and Delaware revenue authorities for all taxable years since the commencement of operations.

f. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

21

NOTES TO FINANCIAL STATEMENTS continued

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to dividend redesignations. During the year ended September 30, 2008, the following amounts were reclassified:

Undistributed net investment loss	$431,944
Accumulated net realized losses on investments	(431,944)

g. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund and is paid an annual fee starting at 0.70% and declining to 0.65% as average daily net assets increase. For the year ended September 30, 2008, the advisory fee was equivalent to 0.70% of the Fund’s average daily net assets.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. During the year ended September 30, 2008, EIMC contractually and voluntarily waived its advisory fee in the amounts of $2,782 and $148,483, respectively, and voluntarily reimbursed Distribution Plan expenses (see Note 4) relating to Class A shares in the amount of $10,179.

The Fund may invest in money market funds which are advised by EIMC. Income earned on these investments is included in income from affiliate on the Statement of Operations.

Effective January 1, 2008, EIMC replaced Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, as the administrator to the Fund upon the assignment of the Fund’s Administrative Services Agreement from EIS to EIMC. There were no changes to the services being provided or fees being paid by the Fund. The administrator provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds) starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase. For the year ended September 30, 2008, the administrative services fee was equivalent to 0.10% of the Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

22

NOTES TO FINANCIAL STATEMENTS continued

For the year ended September 30, 2008, the transfer agent fees were equivalent to an annual rate of 0.12% of the Fund’s average daily net assets.

Wachovia Bank NA, through its securities lending division of Wachovia Global Securities Lending, acts as the securities lending agent for the Fund.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the year ended September 30, 2008, the Fund paid brokerage commissions of $3,272 to Wachovia Securities, LLC.

4. DISTRIBUTION PLAN

EIS serves as distributor of the Fund’s shares. The Fund has adopted a Distribution Plan, as allowed by Rule 12b-1 of the 1940 Act, for Class A shares. Under the Distribution Plan, the Fund is permitted to pay distribution fees at an annual rate of up to 0.75% of the average daily net assets for Class A shares. However, currently the distribution fees for Class A shares are limited to 0.25% of the average daily net assets of the class. Prior to April 1, 2008, distribution fees were paid at an annual rate of 0.30% of the average daily net assets for Class A shares.

For the year ended September 30, 2008, EIS received $1,713 from the sale of Class A shares.

5. ACQUISITION

Effective at the close of business on May 18, 2007, the Fund acquired the net assets of Atlas Emerging Growth Fund in a tax-free exchange for Class A shares of the Fund. Shares were issued to shareholders of Atlas Emerging Growth Fund at an exchange ratio of 1.28 for Class A shares of the Fund. The acquired net assets consisted primarily of portfolio securities with unrealized appreciation of $10,877,372. The aggregate net assets of the Fund and Atlas Emerging Growth Fund immediately prior to the acquisition were $115,705,154 and $80,903,617, respectively. The aggregate net assets of the Fund immediately after the acquisition were $196,608,771.

6. INVESTMENTTRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $159,896,619 and $282,069,232, respectively, for the year ended September 30, 2008.

During the year ended September 30, 2008, the Fund loaned securities to certain brokers and earned $31,907 in affiliated income relating to securities lending activity which is included in income from affiliate on the Statement of Operations. At September 30, 2008, the value of securities on loan and the total value of collateral received for securities loaned amounted to $6,803,890 and $6,867,476, respectively. Any additional collateral required when the total value of collateral received is not sufficient to cover the value of the securities on loan due to market fluctuations is received the following business day.

23

NOTES TO FINANCIAL STATEMENTS continued

On September 30, 2008, the aggregate cost of securities for federal income tax purposes was $52,800,622. The gross unrealized appreciation and depreciation on securities based on tax cost was $2,386,247 and $5,964,853, respectively, with a net unrealized depreciation of $3,578,606.

For income tax purposes, capital losses incurred after October 31 within the Fund’s fiscal year are deemed to arise on the first business day of the following fiscal year. As of September 30, 2008, the Fund incurred and will elect to defer post-October losses of $174,637.

7. INTER FUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the year ended September 30, 2008, the Fund did not participate in the interfund lending program.

8. DISTRIBUTIONS TO SHAREHOLDERS

As of September 30, 2008, the components of distributable earnings on a tax basis were as follows:

Unrealized Depreciation	Post-October Losses	Temporary Book/ Tax Differences

$3,578,606	$174,637	$(427)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales. Additionally, short-term capital gains are considered ordinary income for income tax purposes. The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

The tax character of distributions paid was as follows:

	Year Ended September 30,

	2008	2007

Ordinary Income	$10,787,717	$42,978
Long-term Capital Gain	7,671,584	0
Return of Capital	243,695	0

9. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

24

NOTES TO FINANCIAL STATEMENTS continued

10. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

11. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $100 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% on the unused balance, which is allocated pro rata. Prior to June 27, 2008, the annual commitment fee was 0.08%. During the year ended September 30, 2008, the Fund had no borrowings.

12. REGULATORY MATTERS AND LEGAL PROCEEDINGS

The Evergreen funds, EIMC and certain of EIMC’s affiliates are involved in various legal actions, including private litigation and class action lawsuits. In addition, the Evergreen funds, EIMC and certain of EIMC’s affiliates may be subject from time to time to regulatory inquiries and investigations. EIMC does not expect that any of the legal actions, inquiries or investigations currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds. There can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses or have other adverse consequences on the Evergreen funds.

The SEC and the Secretary of the Commonwealth, Securities Division, of the Commonwealth of Massachusetts are conducting separate investigations of EIMC and EIS concerning alleged issues surrounding the drop in net asset value of the Evergreen Ultra Short Opportunities Fund (the “Ultra Short Fund”) in May and June 2008. In addition, various Evergreen entities are defendants in three purported class actions in U.S. District Court for the District of Massachusetts and related to the same events. The cases generally allege that investors in the Ultra Short Fund suffered losses as a result of (i) misleading statements in Ultra Short Fund’s prospectus, (ii) the failure to accurately price securities in the Ultra Short Fund at different points in time and (iii) the failure of the

25

NOTES TO FINANCIAL STATEMENTS continued

Ultra Short Fund’s risk disclosures and description of its investment strategy to inform investors adequately of the actual risks of the fund.

13. NEW ACCOUNTING PRONOUNCEMENTS

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by existing standards. The change to current generally accepted accounting principles from the application of FAS 157 relates to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management of the Fund does not believe the adoption of FAS 157 will materially impact the financial statement amounts, however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management of the Fund does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008.

14. SUBSEQUENT EVENT

Wells Fargo & Company (“Wells Fargo”) and Wachovia announced on October 3, 2008 that Wells Fargo agreed to acquire Wachovia in a whole company transaction that will include all of Wachovia’s banking and other businesses. The transaction is expected to close during the fourth quarter of 2008, subject to receipt of regulatory approvals and Wachovia shareholder approval. In connection with this transaction, Wachovia has issued preferred shares representing approximately a 40% voting interest in Wachovia to Wells Fargo. Due to its ownership of preferred shares, Wells Fargo may be deemed to control EIMC.

26

NOTES TO FINANCIAL STATEMENTS continued

If Wells Fargo is deemed to control EIMC, then the advisory agreement between the Fund and EIMC would have terminated automatically in connection with the issuance of preferred shares. To address this possibility, on October 20, 2008 the Board of Trustees approved an interim advisory agreement with EIMC which became effective upon the issuance of the preferred shares. The interim agreement will be in effect for a period of up to 150 days. EIMC’s receipt of the advisory fees under an interim advisory agreement is subject to the approval by shareholders of the Fund of a new advisory agreement with EIMC.

27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders

Evergreen Equity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Small-Mid Growth Fund, a series of the Evergreen Equity Trust, as of September 30, 2008 and the related statement of operations for the year then ended, statements of changes in net assets and financial highlights for each of the years in the two-year period then ended and the financial highlights for the period from October 11, 2005 (commencement of operations) to September 30, 2006. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2008 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Small-Mid Growth Fund as of September 30, 2008, the results of its operations, changes in its net assets and financial highlights for each of the periods described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 24, 2008

28

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

Pursuant to Section 852 of the Internal Revenue Code, the Fund has designated long-term capital gain distributions of $7,671,584 for the fiscal year ended September 30, 2008.

For corporate shareholders, 7.94% of ordinary income dividends paid during the fiscal year ended September 30, 2008 qualified for the dividends received deduction.

With respect to dividends paid from investment company taxable income during the fiscal year ended September 30, 2008, the Fund designates 3.97% of ordinary income and any short-term capital gain distributions as Qualified Dividend Income in accordance with the Internal Revenue Code. Complete 2008 year-end tax information will be reported on your 2008 Form 1099-DIV, which shall be provided to you in early 2009.

The Fund paid total distributions of $18,702,996 during the year ended September 30, 2008 of which 57.68% was from ordinary taxable income, 41.02% was from long-term capital gain and 1.30% was from a non-taxable return of capital. Shareholders of the Fund will receive in early 2009 a Form 1099-DIV that will inform them of the tax character of this distribution as well as all other distributions made by the Fund in calendar year 2008.

Pursuant to Section 871 of the Internal Revenue Code, $1,302,204 has been designated as Qualified Short-Term Gains for purposes of exempting withholding of tax on distributions to nonresident alien shareholders.

29

ADDITIONAL INFORMATION (unaudited) continued

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT

Each year, the Fund’s Board of Trustees determines whether to approve the continuation of the Fund’s investment advisory agreements. In September 2008, the Trustees, including a majority of the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Fund or EIMC (the “independent Trustees”), approved the continuation of the Fund’s investment advisory agreements. (References below to the “Fund” are to Evergreen Small-Mid Growth Fund; references to the “funds” are to the Evergreen funds generally.)

At the same time, the Trustees considered the continuation of the investment advisory agreements for all of the funds. The description below refers in many cases to the Trustees’ process for considering, and conclusions regarding, all of the funds’ agreements. In all of its deliberations, the Board of Trustees and the independent Trustees were advised by independent counsel to the independent Trustees and counsel to the funds.

The review process. In connection with its review of the funds’ investment advisory agreements, the Board of Trustees requests and evaluates, and EIMC and any sub-advisors furnish, such information as the Trustees consider to be reasonably necessary in the circumstances. The Trustees began their 2008 review process at the time of the last advisory contract-renewal process in September 2007. In the course of their 2007 review, the Trustees identified a number of funds that had experienced either short-term or longer-term performance issues. During the 2008 review process, the Trustees monitored each of these funds in particular for changes in performance and for the results of any changes in a fund’s investment process or investment team. In addition, during the course of the year, the Trustees regularly reviewed information regarding the investment performance of all of the funds, paying particular attention to funds whose performance since September 2007 indicated short-term or longer-term performance issues.

In spring 2008, a committee of the Board of Trustees (the “Committee”), working with EIMC management, determined generally the types of information the Board would review as part of its 2008 review process and set a timeline detailing the information required and the dates for its delivery to the Trustees. The Board engaged the independent data provider Keil Fiduciary Strategies LLC (“Keil”) to provide fund-specific and industry-wide data containing information of a nature and in a format generally prescribed by the Committee, and the Committee worked with Keil and EIMC to develop appropriate groups of peer funds for each fund. The Committee also identified a number of expense, performance, and other issues and requested specific information as to those issues.

The Trustees reviewed, with the assistance of an independent industry consultant retained by the independent Trustees, the information that EIMC and Keil provided. The Trustees formed small groups to review individual funds in greater detail. In addition, the Trustees

30

ADDITIONAL INFORMATION (unaudited) continued

considered information regarding, among other things, brokerage practices of the funds, the use of derivatives by the funds, strategic planning for the funds, analyst and research support available to the portfolio management teams, and information regarding the various fall-out benefits received directly and indirectly by EIMC and its affiliates from the funds. The Trustees requested and received additional information following that review.

The Committee met several times by telephone during the 2008 review process to consider the information provided by EIMC. The Committee then met with representatives of EIMC. In addition, over the period of this review, the independent Trustees discussed the continuation of the funds’ advisory agreements with representatives of EIMC and in multiple private sessions with independent legal counsel at which no personnel of EIMC were present. At a meeting of the full Board of Trustees in September, the Committee reported the results of its discussions with EIMC, and the full Board met with representatives of EIMC and engaged in further review of the materials provided to it, and approved the continuation of each of the advisory and sub-advisory agreements.

In considering the continuation of the agreements, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Trustees evaluated information provided to them both in terms of the funds generally and with respect to each fund, including the Fund, specifically as they considered appropriate. Although the Trustees considered the continuation of the agreements as part of the larger process of considering the continuation of the advisory contracts for all of the funds, their determination to continue the advisory agreements for each of the funds was ultimately made on a fund-by-fund basis.

This summary describes a number of the most important, and not necessarily all, of the factors considered by the Board and the independent Trustees.

Information reviewed. The Board of Trustees and committees of the Board of Trustees meet periodically during the course of the year. At those meetings, EIMC presents a wide variety of information regarding the services it performs, the investment performance of the funds, and other aspects of the business and operations of the funds. At those meetings, and in the process of considering the continuation of the agreements, the Trustees considered information regarding, for example, the funds’ investment results; the portfolio management teams for the funds and the experience of the members of those teams, and any recent changes in the membership of the teams; portfolio trading practices; compliance by the funds and EIMC with applicable laws and regulations and with the funds’ and EIMC’s compliance policies and procedures; risk evaluation and oversight procedures at EIMC; services provided by affiliates of EIMC to the funds and shareholders of the funds; and other information relating to the nature, extent, and quality of

31

ADDITIONAL INFORMATION (unaudited) continued

services provided by EIMC. The Trustees considered a number of changes in portfolio management personnel at EIMC and its advisory affiliates in the year since September 2007. The Trustees also considered changes in personnel at the funds and EIMC, including the appointment of a new Chief Compliance Officer for the funds in June of 2007 and a new Chief Investment Officer at EIMC in August of 2008.

The Trustees considered the rates at which the funds pay investment advisory fees, and the efforts generally by EIMC and its affiliates as sponsors of the funds. The data provided by Keil showed the management fees paid by each fund in comparison to the management fees of other peer mutual funds, in addition to data regarding the investment performance of the funds in comparison to other peer mutual funds. The Trustees were assisted by an independent industry consultant in reviewing the information presented to them.

The Trustees noted that, in certain cases, EIMC and/or its affiliates provide advisory services to other clients that are comparable to the advisory services they provide to certain funds. The Trustees considered the information EIMC provided regarding the rates at which those other clients pay advisory fees to EIMC or its affiliates for such services. Fees charged to those other clients were generally lower than those charged to the respective funds. In respect of these other accounts, EIMC noted that the compliance, reporting, and other legal burdens of providing investment advice to mutual funds generally exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans. The Trustees also considered the investment performance of those other accounts managed by EIMC and its affiliates, where applicable, and concluded that the performance of those accounts did not suggest any substantial difference in the quality of the service provided by EIMC and its affiliates to those accounts.

The Trustees considered the transfer agency fees paid by the funds to an affiliate of EIMC. They reviewed information presented to them showing that the transfer agency fees charged to the funds were generally consistent with industry norms.

The Trustees also considered that EIMC serves as administrator to the funds and receives a fee for its services as administrator. In their comparison of the advisory fee paid by the funds with those paid by other mutual funds, the Trustees considered administrative fees paid by the funds and those other mutual funds. The Board considered that EIS, an affiliate of EIMC, serves as distributor to the funds generally and receives fees from the funds for those services. They considered other so-called “fall-out” benefits to EIMC and its affiliates due to their other relationships with the funds, including, for example, soft-dollar services received by EIMC attributable to transactions entered into by EIMC for the benefit of the funds and brokerage commissions received by Wachovia Securities, LLC, an affiliate of EIMC, from transactions effected by it for the funds. The Trustees also noted that the funds pay sub-transfer agency fees to various financial institutions that hold fund shares in omnibus accounts, and that Wachovia Securities, LLC and its affiliates receive

32

ADDITIONAL INFORMATION (unaudited) continued

such payments from the funds in respect of client accounts they hold in omnibus arrangements, and that an affiliate of EIMC receives fees for administering the sub-transfer agency payment program. In reviewing the services provided by an affiliate of EIMC, the Trustees noted that an affiliate of EIMC had won recognition from Dalbar customer service each year since 1998, and also won recognition from National Quality Review for customer service and for accuracy in processing transactions in 2008. They also considered that Wachovia Securities, LLC and its affiliates receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds’ Rule 12b-1 plans) in respect of shares sold or held through it. The Trustees also noted that an affiliate of EIMC receives compensation for serving as a securities lending agent for a number of the funds.

In the period leading up to the Trustees’ approval of continuation of the investment advisory agreements, the Trustees were mindful of the financial condition of Wachovia Corporation (“Wachovia”), EIMC’s parent company. They considered the possibility that a significant adverse change in Wachovia’s financial condition could impair the ability of EIMC or its affiliates to perform services for the funds at the same level as in the past. The Trustees concluded that any change in Wachovia’s financial condition had not to date had any such effect, but determined to monitor EIMC’s and its affiliates’ performance, and financial conditions generally, going forward inorder to identify any such impairment that may develop and to take appropriate action.

Nature and quality of the services provided. The Trustees considered that EIMC and its affiliates generally provide a comprehensive investment management service to the funds. They noted that EIMC formulates and implements an investment program for the Fund. They noted that EIMC makes its personnel available to serve as officers of the funds, and concluded that the reporting and management functions provided by EIMC with respect to the funds were generally satisfactory. The Trustees considered the investment philosophy of the Fund’s portfolio management team, and considered the in-house research capabilities of EIMC and its affiliates, as well as other resources available to EIMC, including research services available to it from third parties. The Board considered the managerial and financial resources available to EIMC and its affiliates, and the commitment that the Wachovia organization has made to the funds generally. On the basis of these factors, they determined that the nature and scope of the services provided by EIMC were consistent with their respective duties under the investment advisory agreements and appropriate and consistent with the investment programs and best interests of the funds.

The Trustees noted the resources EIMC and its affiliates have committed to the regulatory, compliance, accounting, tax and oversight of tax reporting, and shareholder servicing functions, and the number and quality of staff committed to those functions, which they

33

ADDITIONAL INFORMATION (unaudited) continued

concluded were appropriate and generally in line with EIMC’s responsibilities to the Fund and to the funds generally. The Board and the disinterested Trustees concluded, within the context of their overall conclusions regarding the funds’ advisory agreements, that they were generally satisfied with the nature, extent, and quality of the services provided by EIMC, including services provided by EIMC under its administrative services agreements with the funds.

Investment performance. The Trustees considered the investment performance of each fund, both by comparison to other comparable mutual funds and to broad market indices. Although the Trustees considered the performance of all share classes, the Trustees noted that, for the one-year period ended December 31, 2007, the Fund’s Class A shares had outperformed the Fund’s benchmark index, the Russell 2500 Growth Index, and a majority of the mutual funds against which the Trustees compared the Fund’s performance.

The Trustees discussed each fund’s performance with representatives of EIMC. In each instance where a fund experienced a substantial period of underperformance relative to its benchmark index and/or the non-Evergreen fund peers against which the Trustees compared the fund’s performance, the Trustees considered EIMC’s explanation of the reasons for the relative underperformance and the steps being taken to address the relative underperformance. The Trustees also noted that EIMC had appointed a new Chief Investment Officer in August of 2008 who had not yet had sufficient time to evaluate and direct remedial efforts with respect to funds that have experienced a substantial period of relative underperformance. The Trustees emphasized that the continuation of the investment advisory agreement for a fund should not be taken as any indication that the Trustees did not believe investment performance for any specific fund might not be improved, and they noted that they would continue to monitor closely the investment performance of the funds going forward.

Advisory and administrative fees. The Trustees recognized that EIMC does not seek to provide the lowest cost investment advisory service, but to provide a high quality, full-service investment management product at a reasonable price. They also noted that EIMC has in many cases sought to set its investment advisory fees at levels consistent with industry norms. The Trustees noted that, in certain cases, a fund’s management fees were higher than many or most other mutual funds in the same Keil peer group. However, in each case, the Trustees determined on the basis of the information presented that the level of management fees was not excessive. The Trustees noted that the Fund’s management fee was lower than the management fees paid by a majority of the mutual funds against which the Trustees compared the Fund’s management fee, and that the level of profitability realized by EIMC in respect of the fee did not appear excessive.

Economies of scale. The Trustees noted the possibility that economies of scale would be achieved by EIMC in managing the funds as the funds grow. The Trustees noted that the

34

ADDITIONAL INFORMATION (unaudited) continued

Fund had implemented breakpoints in its advisory fee structure. The Trustees noted that they would continue to review the appropriate levels of breakpoints in the future, and concluded that the breakpoints as implemented appeared to be a reasonable step toward the realization of economies of scale by the Fund.

Profitability. The Trustees considered information provided to them regarding the profitability to the EIMC organization of the investment advisory, administration, and transfer agency (with respect to the open-end funds only) fees paid to EIMC and its affiliates by each of the funds. They considered that the information provided to them was necessarily estimated, and that the profitability information provided to them, especially on a fund-by-fund basis, did not necessarily provide a definitive tool for evaluating the appropriateness of each fund’s advisory fee. They noted that the levels of profitability of the funds to EIMC varied widely, depending on among other things the size and type of fund. They considered the profitability of the funds in light of such factors as, for example, the information they had received regarding the relation of the fees paid by the funds to those paid by other mutual funds, the investment performance of the funds, and the amount of revenues involved. In light of these factors, the Trustees concluded that the profitability of any of the funds, individually or in the aggregate, should not prevent the Trustees from approving the continuation of the agreements.

35

TRUSTEES AND OFFICERS

TRUSTEES1

Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None

Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Chairman of the Finance Committee, Member of the Executive Committee, and Former Treasurer, Cambridge College

Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Fund Complex (consisting of 53 portfolios as of 12/31/2007)

Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services

Carol A. Kosel[1] Trustee DOB: 12/25/1963 Term of office since: 2008 Other directorships: None

Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Former Manager of Commercial Operations, CMC Steel (steel producer)

Patricia B. Norris Trustee DOB: 4/9/1948 Term of office since: 2006 Other directorships: None

President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1988 Other directorships: None

Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None

President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)

Dr. Russell A. Salton III Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	President/CEO, AccessOne MedCard, Inc.

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TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None

Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Director, Old State House Association; Former Trustee, Saint Joseph College (CT)

Richard K. Wagoner, CFA[2] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society

OFFICERS
Dennis H. Ferro[3] President DOB: 6/20/1945 Term of office since: 2003

Principal occupations: President and Chief Executive Officer, Evergreen Investment Company, Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer, Evergreen Investment Company, Inc.

Jeremy DePalma[4] Treasurer DOB: 2/5/1974 Term of office since: 2005

Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000

Principal occupations: Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC; Senior Vice President and Assistant General Counsel, Wachovia Corporation

Robert Guerin[4] Chief Compliance Officer DOB: 9/20/1965 Term of office since: 2007

Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investments Co., Inc.; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

1

Each Trustee, except Mses. Kosel and Norris, serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. As new Trustees, Ms. Kosel’s and Ms. Norris’ initial terms end December 31, 2010 and June 30, 2009, respectively, at which times they may be re-elected by Trustees to serve until a successor is duly elected or qualified or until her death, resignation, retirement or removal from office by the Trustees. Each Trustee, except Ms. Kosel, oversaw 94 Evergreen funds as of December 31, 2007. Ms. Kosel became a Trustee on January 1, 2008. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2	Mr. Wagoner is an “interested person” of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund’s investment advisor.
3	The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.
4	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

37

576003 rv2 11/2008

Item 2 - Code of Ethics

(a) The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer.

(b) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in 2.(a) above.

(c) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in 2.(a) above.

Item 3 - Audit Committee Financial Expert

Charles A. Austin III and Patricia B. Norris have been determined by the Registrant’s Board of Trustees to be audit committee financial experts within the meaning of Section 407 of the Sarbanes-Oxley Act. These financial experts are independent of management.

Items 4 – Principal Accountant Fees and Services

The following table represents fees for professional audit services rendered by KPMG LLP, for the audits of each of the five series of the Registrant’s annual financial statements for the fiscal years ended September 30, 2008 and September 30, 2007, and fees billed for other services rendered by KPMG LLP.

	2008	2007

Audit fees	$126,900	$116,400
Audit-related fees (1)	1,000	6,200
Tax fees (2)	7,500	6,200
Non-audit fees (3)	862,374	1,208,367
All other fees	0	0

Total fees	$997,774	$1,337,167

(1)	Audit-related fees consists principally of fees for any merger related activity.
(2)	Tax fees consists of fees for tax consultation, tax compliance and tax review.
(3)

Non-audit fees consists of the aggregate fees for non-audit services rendered to the Fund, EIMC (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and EIS.

Evergreen Funds

Evergreen Income Advantage Fund

Evergreen Multi-Sector Income Fund

Evergreen Utilities and High Income Fund

Evergreen International Balanced Income Fund

Evergreen Global Dividend Opportunity Fund

Audit and Non-Audit Services Pre-Approval Policy

I. Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Trustees/Directors is responsible for the appointment, compensation and oversight of the work of the independent auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that they do not impair the auditor’s independence from the Funds. To implement these provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. Accordingly, the Audit Committee has adopted, and the Board of Trustees/Directors has ratified, the Audit and Non-Audit Services Pre Approval Policy (the “Policy”),

which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor may be pre-approved.

The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee (“specified pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the independent auditor. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Funds’ business people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Funds’ ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine, for each fiscal year, the ratio between the total amount of fees for Audit, Audit-related and Tax services and the total amount of fees for certain permissible non-audit services classified as All Other services.

The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add or subtract to the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the independent auditor to management.

The independent auditor has reviewed this Policy and believes that implementation of the policy will not adversely affect the auditor’s independence.

II. Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions of the Audit Committee at its next scheduled meeting.

III. Audit Services

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. Audit services also include the attestation engagement for the independent auditor’s report on management’s report on internal controls for financial reporting. The Audit Committee will monitor the Audit services engagement as necessary, but no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund service providers or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with mergers or acquisitions.

IV. Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, due diligence services pertaining to potential business acquisitions/dispositions; accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements.

V. Tax Services

The Audit Committee believes that the independent auditor can provide Tax services to the Funds such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the independent auditor may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Director of Fund Administration, the Vice President of Tax Services or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.

All Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee, including: tax services proposed to be provide by the independent auditor to any executive officer or director of the Funds, in his or her individual capacity, where such services are paid for by the Funds or the investment advisor.

VI. All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of the SEC’s prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

VII. Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine to ratio between the total amount of fees for Audit, Audit-related and Tax services, and the total amount of fees for services classified as All Other services.

VIII. Procedures

All requests or applications for services to be provided by the independent auditor that do not require specific approval by the Audit Committee will be submitted to the Director of Fund Administration or Assistant Director of Fund Administration and must include a detailed description of the services to be rendered. The Director/Assistant Director of Fund Administration will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a quarterly basis (or more frequent if requested by the audit committee) of any such services rendered by the independent auditor.

Request or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Director/Assistant Director of Fund Administration, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Chief Compliance Officer to monitor the performance of all services provided by the independent auditor and to determine whether such services are in compliance with this policy. The Chief Compliance Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Chief Compliance Officer and management will immediately report to the chairman of the Audit Committee any breach of this policy that comes to the attention of the Chief Compliance Officer or any member of management.

The Audit Committee will also review the internal auditor’s annual internal audit plan to determine that the plan provides for the monitoring of the independent auditor’s services.

IX. Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Funds, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Funds, the Funds’ investment advisor and related parties of the investment advisor, consistent with Independence Standards Board Standard No. 1, and discussing with the independent auditor its methods and procedures for ensuring independence.

Items 5 – Audit Committee of Listed Registrants

Not applicable.

Item 6 – Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11 - Controls and Procedures

(a)

The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b)

There has been no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonable likely to affect, the Registrant’s internal control over financial reporting.

Item 12 - Exhibits

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(b)(1)

Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX99.CERT.

(b)(2)

Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 1350 of Title 18 of United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached as EX99.906CERT. The certifications furnished pursuant to this paragraph are not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Evergreen Equity Trust
By:

Dennis H. Ferro Principal Executive Officer

Date: December 1, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:

Dennis H. Ferro Principal Executive Officer

Date: December 1, 2008

By:

Jeremy DePalma Principal Financial Officer

Date: December 1, 2008